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                                                                  Execution Copy

                                                                    EXHIBIT 10.1

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                                CREDIT AGREEMENT

                                      AMONG

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.,
         CERTAIN ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWERS,

                                VARIOUS LENDERS,

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                            AS ADMINISTRATIVE AGENT,

                              JPMORGAN CHASE BANK,
                              AS SYNDICATION AGENT,

                 BANK OF AMERICA, N.A., FLEET NATIONAL BANK AND
                                SOCIETE GENERALE,
                           AS CO-DOCUMENTATION AGENTS,

                                       AND

         DEUTSCHE BANK SECURITIES INC. AND J.P. MORGAN SECURITIES INC.,
              AS CO-LEAD ARRANGERS AND JOINT BOOK RUNNING MANAGERS

                    ========================================
                           Dated as of October 9, 2002
                    ========================================

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                                TABLE OF CONTENTS

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SECTION 1.   AMOUNT AND TERMS OF CREDIT.....................................................................1

     1.01    The Commitments................................................................................1
     1.02    Minimum Amount of Each Borrowing...............................................................4
     1.03    Notice of Borrowing............................................................................4
     1.04    Competitive Bid Borrowings.....................................................................5
     1.05    Disbursement of Funds..........................................................................7
     1.06    Notes..........................................................................................8
     1.07    Conversions...................................................................................12
     1.08    Pro Rata Borrowings...........................................................................14
     1.09    Interest......................................................................................14
     1.10    Interest Periods..............................................................................16
     1.11    Increased Costs, Illegality, etc..............................................................17
     1.12    Compensation..................................................................................20
     1.13    Lending Offices; Changes Thereto..............................................................20
     1.14    Replacement of Lenders........................................................................21
     1.15    Bankers' Acceptance Provisions................................................................22
     1.16    European Monetary Union.......................................................................23
     1.17    Special Provisions Regarding RL Lenders and Alternate Currency Revolving Loans................23
     1.18    Special Provisions Applicable to the Total Canadian Dollar Revolving Loan Sub-Commitment......26
     1.19    Incremental Term Loan Commitments.............................................................27
     1.20    Incremental Revolving Loan Commitments........................................................30
     1.21    Maturity Date Extension.......................................................................32

SECTION 2.   LETTERS OF CREDIT.............................................................................32

     2.01    Letters of Credit.............................................................................32
     2.02    Maximum Letter of Credit Outstandings; Final Maturities; etc..................................34
     2.03    Letter of Credit Requests; Notices of Issuance................................................34
     2.04    Letter of Credit Participations...............................................................35
     2.05    Agreement to Repay Letter of Credit Drawings..................................................37
     2.06    Increased Costs...............................................................................38

SECTION 3.   COMMITMENT COMMISSION; FEES; REDUCTIONS OF COMMITMENT.........................................39

     3.01    Fees..........................................................................................39
     3.02    Voluntary Termination or Reduction of Total Unutilized Revolving Loan Commitment..............40
     3.03    Mandatory Reduction of Commitments............................................................41
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                                       (i)
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SECTION 4.   PREPAYMENTS; PAYMENTS; TAXES..................................................................41

     4.01    Voluntary Prepayments.........................................................................41
     4.02    Mandatory Repayments and Commitment Reductions................................................43
     4.03    Method and Place of Payment...................................................................45
     4.04    Net Payments..................................................................................46

SECTION 5.   CONDITIONS PRECEDENT TO INITIAL CREDIT EVENTS.................................................48

     5.01    Execution of Agreement; Notes.................................................................48
     5.02    Opinions of Counsel...........................................................................48
     5.03    Corporate Documents; Proceedings; etc.........................................................48
     5.04    Fees, etc.....................................................................................49
     5.05    Refinancing; etc..............................................................................49
     5.06    Outstanding Indebtedness and Preferred Stock..................................................49
     5.07    Adverse Change, etc...........................................................................50
     5.08    Litigation....................................................................................50
     5.09    Sheraton Guaranty.............................................................................50
     5.10    Projections; Solvency Certificate.............................................................51

SECTION 6.   CONDITIONS PRECEDENT TO ALL CREDIT EVENTS.....................................................51

     6.01    No Default; Representations and Warranties....................................................51
     6.02    Requirements of Law...........................................................................51
     6.03    Notice of Borrowing; Competitive Bid Loans; Letter of Credit Request..........................51
     6.04    Election to Become a Alternate Currency Revolving Loan Borrower...............................52

SECTION 7.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS....................................................52

     7.01    Existence; Compliance with Law................................................................53
     7.02    Power; Authorization; Enforceable Obligations.................................................53
     7.03    Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc..........54
     7.04    Litigation....................................................................................55
     7.05    True and Complete Disclosure..................................................................55
     7.06    Use of Proceeds...............................................................................56
     7.07    Taxes.........................................................................................56
     7.08    Compliance with ERISA.........................................................................56
     7.09    Property......................................................................................58
     7.10    Status as a REIT..............................................................................58
     7.11    Compliance with Statutes, etc.................................................................58
     7.12    Investment Company Act........................................................................58
     7.13    Public Utility Holding Company Act............................................................58
     7.14    Environmental Matters.........................................................................59
     7.15    Labor Relations...............................................................................59
     7.16    Intellectual Property, Licenses, Franchises and Formulas......................................60
     7.17    Scheduled Existing Indebtedness, etc..........................................................60
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                                      (ii)
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SECTION 8.   AFFIRMATIVE COVENANTS.........................................................................60

     8.01    Information Covenants.........................................................................60
     8.02    Books, Records and Inspections................................................................63
     8.03    Maintenance of Insurance......................................................................63
     8.04    Corporate Franchises..........................................................................63
     8.05    Compliance with Statutes, etc.................................................................63
     8.06    ERISA.........................................................................................64
     8.07    End of Fiscal Years; Fiscal Quarters..........................................................65
     8.08    Performance of Obligations....................................................................65
     8.09    Maintenance of Properties.....................................................................65
     8.10    REIT Requirements.............................................................................65
     8.11    Payment of Taxes..............................................................................66
     8.12    Ownership of Certain Subsidiaries.............................................................66
     8.13    Assigned Starwood Note; etc...................................................................66

SECTION 9.   NEGATIVE COVENANTS............................................................................66

     9.01    Liens.........................................................................................66
     9.02    Consolidation, Merger, Purchase or Sale of Assets, Lease Obligations, etc.....................69
     9.03    Restricted Payments...........................................................................70
     9.04    Subsidiary Indebtedness.......................................................................70
     9.05    Consolidated Interest Coverage Ratio..........................................................71
     9.06    Maximum Consolidated Leverage Ratio...........................................................71
     9.07    Business......................................................................................72
     9.08    Unencumbered EBITDA Ratio.....................................................................72
     9.09    Restriction on Incurrence of Intercompany Debt, etc...........................................72
     9.10    No Negative Pledge............................................................................72

SECTION 10.  EVENTS OF DEFAULT.............................................................................73

     10.01   Payments......................................................................................73
     10.02   Representations, etc..........................................................................73
     10.03   Covenants.....................................................................................73
     10.04   Default Under Other Agreements................................................................73
     10.05   Bankruptcy, etc...............................................................................74
     10.06   ERISA.........................................................................................74
     10.07   Guaranties....................................................................................75
     10.08   Judgments.....................................................................................75
     10.09   Change of Control.............................................................................75
     10.10   REIT Status...................................................................................75
     10.11   Subordination Agreement.......................................................................75

SECTION 11.  DEFINITIONS AND ACCOUNTING TERMS..............................................................76

     11.01   Defined Terms.................................................................................76

SECTION 12.  THE AGENTS...................................................................................117

     12.01   Appointment..................................................................................117
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                                      (iii)
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     12.02   Nature of Duties.............................................................................117
     12.03   Lack of Reliance on the Agents...............................................................118
     12.04   Certain Rights of the Agents.................................................................118
     12.05   Reliance.....................................................................................118
     12.06   Indemnification..............................................................................118
     12.07   Each Agent in its Individual Capacity........................................................119
     12.08   Holders......................................................................................119
     12.09   Resignation by, or Removal of, the Agents....................................................119

SECTION 13.  MISCELLANEOUS................................................................................120

     13.01   Payment of Expenses, etc.....................................................................120
     13.02   Right of Setoff..............................................................................121
     13.03   Notices......................................................................................121
     13.04   Benefit of Agreement; Assignments; Participations............................................122
     13.05   No Waiver; Remedies Cumulative...............................................................125
     13.06   Payments Pro Rata............................................................................125
     13.07   Calculations; Computations...................................................................125
     13.08   GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.......................126
     13.09   Counterparts.................................................................................127
     13.10   Effectiveness................................................................................127
     13.11   Headings Descriptive.........................................................................127
     13.12   Amendment or Waiver; etc.....................................................................127
     13.13   Survival.....................................................................................131
     13.14   Domicile of Loans............................................................................131
     13.15   Register.....................................................................................132
     13.16   Judgment Currency............................................................................132
     13.17   Confidentiality..............................................................................133
     13.18   Special Provisions Regarding Collateral, Additional Subsidiaries Guaranty and Release
             of Collateral and Subsidiaries from Additional Subsidiaries Guaranty.........................134

SECTION 14.  CORPORATION GUARANTY.........................................................................136

     14.01   The Guaranty.................................................................................136
     14.02   Bankruptcy...................................................................................136
     14.03   Nature of Liability..........................................................................137
     14.04   Independent Obligation.......................................................................137
     14.05   Authorization................................................................................137
     14.06   Reliance.....................................................................................138
     14.07   Subordination................................................................................139
     14.08   Waiver.......................................................................................139
     14.09   Payments.....................................................................................140

SCHEDULE I-A        Commitments
SCHEDULE I-B        Alternate Currency Revolving Loan Sub-Commitments

                                      (iv)
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SCHEDULE II         Lender Addresses and Applicable Lending Offices
SCHEDULE III        Certain Provisions Relating to Bankers' Acceptances
SCHEDULE IV         Calculation of the Mandatory Costs
SCHEDULE 1.15(b)    Existing Bankers' Acceptances
SCHEDULE 2.01(c)    Existing Letters of Credit
SCHEDULE 5.06       Subsidiary Preferred Stock
SCHEDULE 7.07       Taxes
SCHEDULE 7.17       Scheduled Existing Indebtedness
SCHEDULE 9.01       Existing Liens

EXHIBIT A           Notice of Borrowing
EXHIBIT B           Notice of Competitive Bid Borrowing
EXHIBIT C-1         Term Note
EXHIBIT C-2         Dollar Revolving Note
EXHIBIT C-3         Canadian Dollar Revolving Note
EXHIBIT C-4         Sterling Revolving Note
EXHIBIT C-5         Euro Revolving Note
EXHIBIT C-6         Swingline Note
EXHIBIT D           Letter of Credit Request
EXHIBIT E           Section 4.04(b)(ii) Certificate
EXHIBIT F-1         Opinion of Sidley Austin Brown & Wood LLP, special
                    counsel to the Credit Parties
EXHIBIT F-2         Opinion of Lionel Sawyer & Collins, special Nevada
                    counsel to the Credit Parties
EXHIBIT F-3         Opinion of Ballard Spahr Andrews & Ingersoll, LLP,
                    special Maryland counsel to the Corporation
EXHIBIT F-4         Opinion of Sidley Austin Brown & Wood LLP, special
                    counsel to the Credit Parties (Post-Closing)
EXHIBIT G           Officers' Certificate
EXHIBIT H           Sheraton Guaranty
EXHIBIT I           Election to Become an Alternate Currency Revolving Loan
                    Borrower
EXHIBIT J           Subordination Agreement
EXHIBIT K           Assignment and Assumption Agreement
EXHIBIT L           Incremental Term Loan Commitment Agreement
EXHIBIT M           Incremental Revolving Loan Commitment Agreement

                                       (v)
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          CREDIT AGREEMENT, dated as of October 9, 2002, among STARWOOD HOTELS &
RESORTS WORLDWIDE, INC., a Maryland corporation (the "CORPORATION"), each additional ALTERNATE CURRENCY REVOLVING LOAN BORROWER from time to time party hereto, the LENDERS party hereto from time to time, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"), JPMORGAN CHASE BANK, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"), BANK OF AMERICA, N.A., Fleet National Bank and Societe Generale, as Co-Documentation Agents (in such capacity, collectively, the "CO-DOCUMENTATION AGENTS" and each, a "CO-DOCUMENTATION AGENT"), and DEUTSCHE BANK SECURITIES INC. and J.P. MORGAN SECURITIES INC., as Co-Lead Arrangers and Joint Book Running Managers (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).

                              W I T N E S S E T H:

          WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrowers the respective credit facilities provided for herein;

          NOW, THEREFORE, IT IS AGREED:

          SECTION 1. AMOUNT AND TERMS OF CREDIT.

          1.01 THE COMMITMENTS. (a) Subject to and upon the terms and conditions set forth herein, each Lender with an Initial Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan or term loans (each, an "INITIAL TERM LOAN" and, collectively, the "INITIAL TERM LOANS") to the Corporation, which Initial Term Loans (i) shall be made and maintained in Dollars, (ii) shall be incurred and initially maintained as a single Borrowing of Base Rate Loans (subject to the option to convert such Initial Term Loans pursuant to Section 1.07) and (iii) shall be made by each Lender with an Initial Term Loan Commitment in that initial aggregate principal amount as is equal to the Initial Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)). Once repaid, Initial Term Loans incurred hereunder may not be reborrowed.

          (b) Subject to and upon the terms and conditions set forth herein (including, on and after the initial Incremental Revolving Loan Commitment Date, in Section 1.20), (x) each RL Lender severally agrees, at any time and from time to time during the Revolving Credit Period, to make a revolving loan or revolving loans, which revolving loans shall be made and maintained in Dollars (each, a "DOLLAR REVOLVING LOAN" and, collectively, the "DOLLAR REVOLVING LOANS") to the Corporation and (y) each Alternate Currency Lender with an Alternate Currency Revolving Loan Sub-Commitment relating to the respective Alternate Currency severally agrees, at any time and from time to time during the Revolving Credit Period, to make a revolving loan or revolving loans, which revolving loans shall be made and maintained in the respective Alternate Currency elected by the respective Alternate Currency Revolving Loan Borrower (each, an "ALTERNATE CURRENCY REVOLVING LOAN" and, collectively, the "ALTERNATE CURRENCY REVOLVING LOANS") to the respective Alternate Currency Revolving Loan Borrower (with the

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revolving loans made to the various Borrowers pursuant to this Section 1.01(b)
being herein called a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS"), which Revolving Loans:

          (i) shall, in the case of Dollar Revolving Loans, at the option of the Corporation, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED that except as otherwise specifically provided herein, all Dollar Revolving Loans comprising the same Borrowing shall be of the same Type,

          (ii) shall, in the case of Alternate Currency Revolving Loans, be made and maintained in the respective Alternate Currency elected by the respective Alternate Currency Revolving Loan Borrower, PROVIDED that all Canadian Dollar Revolving Loans shall, at the option of the respective Alternate Currency Revolving Loan Borrower, be made by each Alternate Currency Lender with a Canadian Dollar Revolving Loan Sub-Commitment either by means of (x) Canadian Prime Rate Loans in Canadian Dollars or (y) the creation and discount of Bankers' Acceptances in Canadian Dollars on the terms and conditions provided for herein and in Schedule III hereto (the terms and conditions of which shall be deemed incorporated by reference into this Agreement),

          (iii) may be repaid and reborrowed in accordance with the provisions hereof,

          (iv) shall not, in the case of Alternate Currency Revolving Loans made in a single Alternate Currency by any Alternate Currency Lender, be made at any time if at the time of making any such Alternate Currency Revolving Loans and after giving effect thereto, the aggregate principal amount or Face Amount, as the case may be, of all Alternate Currency Revolving Loans made in such Alternate Currency by such Alternate Currency Lender and then outstanding (for this purpose, using the Dollar Equivalent of the principal or Face Amount, as the case may be, thereof), would exceed the related Alternate Currency Revolving Loan Sub-Commitment of such Alternate Currency Lender at such time, and

          (v) shall not, in the case of all Revolving Loans, be made at any time if, after giving effect thereto, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Loan Commitment at such time.

          (c) Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make, from time to time on and after the Initial Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each, a "SWINGLINE LOAN" and, collectively, the "SWINGLINE LOANS") to the Corporation, which Swingline Loans (i) shall be made and maintained in Dollars, (ii) shall be made and maintained as Base Rate Loans,
(iii) may be repaid and reborrowed in accordance with the provisions hereof,
(iv) shall not be made (or be required to be made) on any date if, after giving effect thereto, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Loan Commitment as then in effect and (v) shall not exceed in aggregate principal amount at any time outstanding, the Maximum Swingline Amount. The Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing

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such Defaulting Lender's or Lenders' Dollar Percentage of the outstanding
Swingline Loans. Notwithstanding anything to the contrary contained in this
Section 1.01(c), the Swingline Lender shall not make any Swingline Loan after it has received written notice from any Borrower, the Administrative Agent or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice (i) of rescission of all such notices from the party or parties originally delivering such notice, (ii) of the waiver of such Default or Event of Default by the Required Lenders or (iii) that the Administrative Agent in good faith believes such Default or Event of Default has ceased to exist.

          (d) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Lenders that its outstanding Swingline Loans shall be funded with a Borrowing of Dollar Revolving Loans (PROVIDED that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10). In such case, a Borrowing (or Borrowings) of Dollar Revolving Loans by the Corporation constituting Base Rate Loans (each such Borrowing, a "MANDATORY BORROWING") shall be made on the immediately succeeding Business Day by all RL Lenders (without giving effect to any reductions thereto pursuant to the last paragraph of Section 10) PRO RATA based on each Lender's Dollar Percentage or, if a Sharing Event then exists, PRO RATA based on each RL Lender's RL Percentage (in each case determined on such date, but before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each RL Lender hereby irrevocably agrees to make Dollar Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) that the amount of any Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder,
(ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment at such time. If any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Corporation), then each such RL Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Corporation on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such RL Lenders to share in such Swingline Loans ratably based upon their respective Dollar Percentages or, if a Sharing Event exists on the date otherwise required above, PRO RATA based upon their respective RL Percentages (in each case determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10), PROVIDED that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and
(y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing RL Lender shall be required to pay the Swingline Lender interest on the principal amount of the participation purchased for each day from and including the day upon which the

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respective participation would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first day and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

          (e) Subject to and upon the terms and conditions set forth herein, each Lender severally agrees that the Corporation may, in accordance with the procedures established pursuant to Section 1.04, incur a loan or loans (each, a "COMPETITIVE BID LOAN" and, collectively, the "COMPETITIVE BID LOANS"), denominated in Dollars, pursuant to a Competitive Bid Borrowing at any time and from time to time on and after the Initial Borrowing Date and prior to the date which is the Business Day preceding the date which is 30 days prior to the Maturity Date, PROVIDED that (i) each Competitive Bid Loan shall be incurred by, and made to, the Corporation and (ii) no Competitive Bid Loan may be made if, after giving effect thereto, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Loan Commitment as then in effect. Within the foregoing limits and subject to the terms and conditions set forth in Sections
1.04 and 6, Competitive Bid Loans may be repaid and reborrowed in accordance with the provisions hereof.

          (f) Subject to Section 1.19 and the other terms and conditions set forth herein, each Lender with an Incremental Term Loan Commitment severally agrees to make a term loan or term loans (each, an "INCREMENTAL TERM LOAN" and, collectively, the "INCREMENTAL TERM LOANS") to the Corporation, which Incremental Term Loans: (i) shall be incurred by the Corporation pursuant to a single drawing on the respective Incremental Term Loan Borrowing Date (which date, in any event, shall be the date of the effectiveness of the applicable Incremental Term Loan Commitment Agreement pursuant to which such Incremental Term Loans are to be made), (ii) shall be denominated in Dollars, (iii) shall be added to the then outstanding Borrowings of Initial Term Loans as provided in
Section 1.19(c) and (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the Incremental Term Loan Commitment of such Lender on the respective Incremental Term Loan Borrowing Date. Once repaid, Incremental Term Loans incurred hereunder may not be reborrowed.

          1.02 MINIMUM AMOUNT OF EACH BORROWING. The aggregate principal amount of each Borrowing of Loans shall not be less than the respective Minimum Borrowing Amount for the respective Type and Tranche of Loans to be made or maintained pursuant to the respective Borrowing; PROVIDED that Mandatory Borrowings shall be made in the amounts required by Section 1.01(d). More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than (x) 6 Borrowings of Term Loans maintained as Eurodollar Loans or (y) 10 Borrowings of Revolving Loans maintained as Euro Rate Loans.

          1.03 NOTICE OF BORROWING. (a) Whenever a Borrower desires to incur Loans hereunder (excluding (w) Borrowings of Swingline Loans, (x) Borrowings of Revolving Loans incurred pursuant to a Mandatory Borrowing, (y) Borrowings of Competitive Bid Loans and (z) Borrowings of Canadian Prime Rate Loans to the extent resulting from automatic conversions of Bankers' Acceptance Loans as provided in clause (i) of Schedule III), it shall give the Administrative Agent at the Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan or Canadian Prime Rate Loan and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in

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writing) of each Euro Rate Loan or Bankers' Acceptance Loan to be incurred hereunder, PROVIDED that any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day. Each such written notice or written confirmation of telephonic notice (each, a "NOTICE OF BORROWING"), except as otherwise expressly provided in Section 1.11, shall be irrevocable and shall be given by the respective Borrower in the form of Exhibit A, appropriately completed to specify (i) the name of such Borrower,
(ii) the purpose of such Borrowing, (iii) the aggregate principal amount (or Face Amount, as the case may be) of the Loans to be incurred pursuant to such Borrowing (stated in the Applicable Currency), (iv) the date of such Borrowing (which shall be a Business Day), (v) whether the Loans being incurred pursuant to such Borrowing shall constitute Initial Term Loans, Incremental Term Loans or Revolving Loans, (vi) in the case of Dollar Loans, whether the Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans, (vii) in the case of Canadian Dollar Revolving Loans, whether the Loans being made pursuant to such Borrowing are to be initially maintained as Canadian Prime Rate Loans or Bankers' Acceptance Loans and, if Bankers' Acceptance Loans, the term thereof (which shall comply with the requirements of clause (a) of Schedule III) and (viii) in the case of Euro Rate Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

          (b) (i) Whenever the Corporation desires to incur Swingline Loans hereunder, it shall give the Swingline Lender not later than 12:00 Noon (New York time) on the date (or, in the case of any Swingline Loan to be incurred on the last Business Day of a calendar quarter, at least one Business Day prior to the date) that a Swingline Loan is to be incurred, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be incurred hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

          (ii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(d), with the Corporation irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings by it as set forth in Section 1.01(d).

          (c) Without in any way limiting the obligation of any Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent, the Swingline Lender (in the case of a Borrowing of Swingline Loans) or the respective Issuing Bank (in the case of issuances of Letters of Credit), as the case may be, may act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, the Swingline Lender or such Issuing Bank, as the case may be, in good faith to be from an Authorized Officer of such Borrower (or of the Corporation) prior to receipt of written confirmation. In each such case, each Borrower hereby waives the right to dispute the Administrative Agent's, the Swingline Lender's or such Issuing Bank's record of the terms of such telephonic notice.

          1.04 COMPETITIVE BID BORROWINGS. (a) Whenever the Corporation desires to incur a Competitive Bid Borrowing, it shall deliver to the Administrative Agent at the Notice

Office prior to 11:00 A.M. (New York time), at least three Business Days prior to the date of such proposed Competitive Bid Borrowing, a written notice substantially in the form of Exhibit B (each, a "NOTICE OF COMPETITIVE BID BORROWING"), such notice to specify in each case (i) the date (which shall be a Business Day) of the proposed Competitive Bid Borrowing, (ii) the aggregate principal amount of the proposed Competitive Bid Borrowing (which shall not be less than $20,000,000), (iii) the maturity date (each, a "COMPETITIVE BID LOAN MATURITY DATE") for repayment of each Competitive Bid Loan to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than seven days after the date of such Competitive Bid Borrowing or later than 360 days after the date of such Competitive Bid Borrowing (but in no event later than the thirtieth day preceding the Maturity Date)), (iv) the interest payment date or dates relating thereto (which shall be at least every three months in the case of maturities in excess of three months), and (v) any other terms to be applicable to such Competitive Bid Borrowing (although all Competitive Bid Borrowings shall be required to be made, and maintained, in Dollars). The Administrative Agent shall promptly notify each Bidder RL Lender of each such request for a Competitive Bid Borrowing received by it from the Corporation by telecopying to each such Bidder RL Lender a copy of the related Notice of Competitive Bid Borrowing.

          (b) Each Bidder RL Lender shall, if in its sole discretion it elects to do so, irrevocably offer to make one or more Competitive Bid Loans to the Corporation as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Bidder RL Lender in its sole discretion and determined by such Bidder RL Lender independently of each other Bidder RL Lender, by notifying the Administrative Agent in writing (which notice shall be promptly distributed to the Corporation, PROVIDED that the Administrative Agent shall not be liable to any Bidder RL Lender or to the Corporation for failure to distribute any such notice to the Corporation unless such failure resulted from the gross negligence or willful misconduct on the part of the Administrative Agent (as determined by a court of competent jurisdiction)), before 10:00 A.M. (New York time) on the date (the "REPLY DATE") which is two Business Days before the date of such proposed Competitive Bid Borrowing, of the minimum amount, if any, and maximum amount of each Competitive Bid Loan which such Bidder RL Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of Section 1.01(e), exceed such RL Lender's Revolving Loan Commitment) and the rate or rates of interest therefor; PROVIDED that if the Administrative Agent in its capacity as a Bidder RL Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Corporation in writing of such offer before 9:30 A.M. (New York time) on the Reply Date. If any Bidder RL Lender shall elect not to make such an offer, such Bidder RL Lender shall so notify the Administrative Agent, before 10:00 A.M. (New York time) on the Reply Date, and such Bidder RL Lender shall not be obligated to, and shall not, make any Competitive Bid Loan as part of such Competitive Bid Borrowing; PROVIDED that the failure by any Bidder RL Lender to give such notice shall not cause such Bidder RL Lender to be obligated to, and such Bidder RL Lender shall not, make any Competitive Bid Loan as part of such proposed Competitive Bid Borrowing.

          (c) The Corporation shall, in turn, before 12:00 Noon (New York time) on the Reply Date, either:

          (1) cancel such Competitive Bid Borrowing by giving the Administrative Agent notice (in writing or by telephone promptly confirmed in writing) to that effect, or

          (2) accept one or more of the offers made by any Bidder RL Lender or Bidder RL Lenders pursuant to clause (b) above by giving notice (in writing or by telephone confirmed in writing) to the Administrative Agent of the amount of each Competitive Bid Loan (which amount shall be equal to or greater than the minimum amount, if any, and equal to or less than the maximum amount, notified to the Corporation by the Administrative Agent on behalf of each such Bidder RL Lender for such Competitive Bid Borrowing) and reject any remaining offers made by Bidder RL Lenders pursuant to clause (b) above by giving the Administrative Agent notice to that effect; PROVIDED that acceptance of offers may only be made on the basis of ascending Absolute Rates commencing with the lowest rate so offered; PROVIDED FURTHER, HOWEVER, if offers are made by two or more Bidder RL Lenders at the same rate and acceptance of all such equal offers would result in a greater principal amount of Competitive Bid Loans being accepted than the aggregate principal amount requested by the Corporation, the Corporation shall have the right to accept one or more such equal offers in their entirety and reject the other equal offer or offers or to allocate acceptance among all such equal offers (but giving effect to the minimum amounts, if any, and maximum amounts specified for each such offer pursuant to clause (b) above), as the Corporation may elect in its sole discretion.

          (d) If the Corporation notifies the Administrative Agent that such Competitive Bid Borrowing is canceled pursuant to clause (c)(1) above, the Administrative Agent shall give prompt written notice thereof to the Bidder RL Lenders and such Competitive Bid Borrowing shall not be made.

          (e) If the Corporation accepts one or more of the offers made by any Bidder RL Lender or Bidder RL Lenders pursuant to clause (c)(2) above, the Administrative Agent shall in turn promptly notify (in writing or by telephone confirmed in writing) (x) each Bidder RL Lender that has made an offer as described in clause (b) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Bidder RL Lender pursuant to clause (b) above have been accepted by the Corporation and (y) each Bidder RL Lender that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Loan to be made by such Bidder RL Lender as part of such Competitive Bid Borrowing.

          (f) On the last Business Day of each calendar quarter, the Administrative Agent shall notify the Corporation and the RL Lenders of the aggregate principal amount of Competitive Bid Loans outstanding to the Corporation at such time.

          1.05 DISBURSEMENT OF FUNDS. No later than 12:00 Noon (local time in the city in which the proceeds of such Loans are to be made available in accordance with the terms hereof) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than 2:00 P.M. (New York time) on the date specified in Section 1.03(b)(i), (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (New York time) on the date specified in Section 1.01(d) or (z) in the case of Competitive Bid Loans, no later than 10:00 A.M. (New York time) on the date specified pursuant to Section 1.04(a)), each Lender with a Commitment of the respective Tranche will make available its PRO RATA portion (determined in accordance with Section 1.08) of each such Borrowing requested to be made on such date (or (x) in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof and (y) in the case of Competitive Bid Loans, the respective Bidder RL Lenders which are to make such loans in accordance with Section 1.04(e) shall make available their respective amounts thereof) in the manner provided below. All such amounts will be made available in Dollars (in the case of Dollar Loans) or the applicable Alternate Currency (in the case of Alternate Currency Revolving Loans), as the case may be, and in immediately available funds at the appropriate Payment Office of the Administrative Agent, and the Administrative Agent will make available to the relevant Borrower by depositing to its relevant account as directed by such Borrower, the aggregate of the amounts so made available by the Lenders in the type of funds received. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the respective Borrower and, to the extent such corresponding amount has previously been disbursed to such Borrower, such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or such Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the respective Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, the overnight Federal Funds Rate as in effect from time to time for the first three days and the interest rate applicable to Dollar Revolving Loans maintained as Base Rate Loans for each day thereafter and (ii) if recovered from the respective Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.09. Nothing in this Section 1.05 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the relevant Borrower may have against any Lender as a result of any failure by such Lender to make Loans required to be made by it hereunder.

          1.06 NOTES. (a) Subject to the provisions of the following clause (i), each Borrower's obligation to pay the principal of (or the Face Amount of, as the case may be), and interest on, the Loans (other than Competitive Bid Loans) made by each Lender to such Borrower shall be evidenced (i) if Term Loans, by a promissory note duly executed and delivered by the Corporation substantially in the form of Exhibit C-1, with blanks appropriately completed in conformity herewith (each, a "TERM NOTE" and, collectively, the "TERM NOTES"), (ii) if Dollar Revolving Loans, by a promissory note duly executed and delivered by the Corporation substantially in the form of Exhibit C-2, with blanks appropriately completed in conformity herewith (each, a "DOLLAR REVOLVING NOTE" and, collectively, the "DOLLAR REVOLVING NOTES"), (iii) if Canadian Dollar Revolving Loans, by a promissory note duly executed and delivered by the respective Alternate Currency Revolving Loan Borrower substantially in the form of Exhibit C-3, with blanks appropriately completed in conformity herewith (each, a "CANADIAN DOLLAR REVOLVING NOTE" and, collectively, the "CANADIAN DOLLAR REVOLVING NOTES"), (iv) if Sterling Revolving Loans, by a promissory note duly executed and delivered by the respective Alternate Currency Revolving Loan Borrower substantially in the form of Exhibit C-4, with blanks appropriately completed in conformity herewith (each, a "STERLING REVOLVING NOTE" and, collectively, the "STERLING REVOLVING NOTES"), (v) if Euro Revolving Loans, by a promissory note duly executed and delivered by the respective Alternate Currency Revolving Loan Borrower substantially in the form of Exhibit C-5, with blanks appropriately completed in conformity herewith (each, a "EURO REVOLVING NOTE" and, collectively, the "EURO REVOLVING NOTES") and (vi) if Swingline Loans, by a promissory note duly executed and delivered by the Corporation substantially in the form of Exhibit C-6, with blanks appropriately completed in conformity herewith (the "SWINGLINE NOTE"). The terms of each Competitive Bid Loan shall be evidenced by the respective correspondence between the Corporation and the respective Bidder RL Lender pursuant to Section 1.04 and, unless otherwise agreed by the Corporation and the respective Bidder RL Lender or unless the respective Bidder RL Lender makes a request pursuant to the immediately succeeding sentence, Competitive Bid Loans shall not be evidenced by promissory notes. If requested by any Lender, the Corporation agrees to execute and deliver a promissory note, in form reasonably satisfactory to the respective Lender, evidencing the Competitive Bid Loans of such Lender to the Corporation (with any such promissory notes herein called "COMPETITIVE BID NOTES").

          (b) The Term Note issued by the Corporation to each Lender that has an Initial Term Loan Commitment, an Incremental Term Loan Commitment or outstanding Term Loans shall (i) be executed by the Corporation, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or if issued thereafter, the date of issuance), (iii) be in a stated principal amount equal to the Term Loans made by such Lender on the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of Term Loans owing to such Lender at such time) and be payable in Dollars in the outstanding principal amount of Term Loans evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (c) The Dollar Revolving Note issued by the Corporation to each Lender that has a Revolving Loan Commitment or outstanding Dollar Revolving Loans shall (i) be executed by the Corporation, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or if issued thereafter, the date of issuance), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender (or, if issued after the termination thereof, be in a stated principal amount equal to the outstanding Dollar Revolving Loans of such Lender to the Corporation at such time) and be payable in Dollars in the outstanding principal amount of Dollar Revolving Loans evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.09 in respect of Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (d) The Canadian Dollar Revolving Note issued by each Alternate Currency Revolving Loan Borrower that desires to incur Canadian Dollar Revolving Loans to each Lender that has a Canadian Dollar Revolving Loan Sub-Commitment or outstanding Canadian Dollar Revolving Loans shall (i) be executed by the respective Alternate Currency Revolving Loan Borrower, (ii) be payable to the order of such Lender (or an affiliate designated by such Lender) and be dated the Initial Borrowing Date (or, if issued thereafter, the date of issuance),
(iii) be in a stated principal amount (expressed in Canadian Dollars) which exceeds by 25% the Canadian Dollar Equivalent (as of the date of issuance) of the respective Lender's Canadian Dollar Revolving Loan Sub-Commitment; PROVIDED that if, because of fluctuations in exchange rates after the Initial Borrowing Date or issuance date, as applicable, the amount of the Canadian Dollar Revolving Note of any Alternate Currency Revolving Loan Borrower held by any Lender would not be at least as great as the outstanding principal amount of, and the Face Amount of, as applicable, Canadian Dollar Revolving Loans made by such Lender to such Alternate Currency Revolving Loan Borrower and evidenced thereby, the respective Lender may request (and in such case the respective Alternate Currency Revolving Loan Borrower shall promptly execute and deliver) a new Canadian Dollar Revolving Note in an amount equal to the greater of (x) that amount (expressed in Canadian Dollars) which at that time exceeds by 25% the Canadian Dollar Equivalent of the respective Lender's Canadian Dollar Revolving Loan Sub-Commitment or (y) the then outstanding principal amount of, and the Face Amount of, as applicable, all Canadian Dollar Revolving Loans made by such Lender to such Alternate Currency Revolving Loan Borrower, (iv) be payable in Canadian Dollars in the outstanding principal amount of, and Face Amount of, as applicable, the Canadian Dollar Revolving Loans made to the respective Alternate Currency Revolving Loan Borrower and evidenced thereby, (v) mature on the Maturity Date, (vi) bear interest as provided in the appropriate clause of
Section 1.09 in respect of the Canadian Prime Rate Loans evidenced thereby,
(vii) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (e) The Sterling Revolving Note issued by each Alternate Currency Revolving Loan Borrower that desires to incur Sterling Revolving Loans to each Lender that has a Pounds Sterling Revolving Loan Sub-Commitment or outstanding Sterling Revolving Loans shall (i) be executed by the respective Alternate Currency Revolving Loan Borrower, (ii) be payable to the order of such Lender (or an affiliate designated by such Lender) and be dated the Initial Borrowing Date (or, if issued thereafter, the date of issuance), (iii) be in a stated principal amount (expressed in Pounds Sterling) which exceeds by 25% the Sterling Equivalent (as of the date of issuance) of the respective Lender's Pounds Sterling Revolving Loan Sub-Commitment; PROVIDED that if, because of fluctuations in exchange rates after the Initial Borrowing Date or issuance date, as applicable, the amount of the Sterling Revolving Note of any Alternate Currency Revolving Loan Borrower held by any Lender would not be at least as great as the outstanding principal amount of Sterling Revolving Loans made by such Lender at any time outstanding and evidenced thereby, the respective Lender may request (and in such case the respective Alternate Currency Revolving Loan Borrower shall promptly execute and deliver) a new Sterling Revolving Note in an amount equal to the greater of (x) that amount (expressed in Pounds Sterling) which at that time exceeds by 25% the Sterling Equivalent of the respective

Lender's Pounds Sterling Revolving Loan Sub-Commitment or (y) the then outstanding principal amount of all Sterling Revolving Loans made by such Lender to such Alternate Currency Revolving Loan Borrower, (iv) be payable in Pounds Sterling in the outstanding principal amount of the Sterling Revolving Loans made to the respective Alternate Currency Revolving Loan Borrower and evidenced thereby, (v) mature on the Maturity Date, (vi) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Sterling Revolving Loans evidenced thereby, (vii) be subject to voluntary prepayment as provided in
Section 4.01, and mandatory repayment as provided in Section 4.02, and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (f) The Euro Revolving Note issued by each Alternate Currency Revolving Loan Borrower that desires to incur Euro Revolving Loans to each Lender that has a Euro Revolving Loan Sub-Commitment or outstanding Euro Revolving Loans shall (i) be executed by the respective Alternate Currency Revolving Loan Borrower, (ii) be payable to the order of such Lender (or an affiliate designated by such Lender) and be dated the Initial Borrowing Date (or, if issued thereafter, the date of issuance), (iii) be in a stated principal amount (expressed in Euros) which exceeds by 25% the Euro Equivalent (as of the date of issuance) of the respective Lender's Euro Revolving Loan Sub-Commitment, PROVIDED that if, because of fluctuations in exchange rates after the Initial Borrowing Date or issuance date, as applicable, the amount of the Euro Revolving Note of any Alternate Currency Revolving Loan Borrower held by any Lender would not be at least as great as the outstanding principal amount of Euro Revolving Loans made by such Lender at any time outstanding and evidenced thereby, the respective Lender may request (and in such case the respective Alternate Currency Revolving Loan Borrower shall promptly execute and deliver) a new Euro Revolving Note in an amount equal to the greater of (x) that amount (expressed in Euros) which at that time exceeds by 25% the Euro Equivalent of the respective Lender's Euro Revolving Loan Sub-Commitment or (y) the then outstanding principal amount of all Euro Revolving Loans made by such Lender to such Alternate Currency Revolving Loan Borrower, (iv) be payable in Euros in the outstanding principal amount of the Euro Revolving Loans evidenced thereby, (v) mature on the Maturity Date, (vi) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Euro Revolving Loans made to the respective Alternate Currency Revolving Loan Borrower and evidenced thereby,
(vii) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (g) The Swingline Note issued by the Corporation to the Swingline Lender shall (i) be executed by the Corporation, (ii) be payable to the order of the Swingline Lender and be dated the Initial Borrowing Date (or, if issued thereafter, the date of the issuance thereof), (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in Dollars in the principal amount of the outstanding Swingline Loans to the Corporation evidenced thereby from time to time, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (h) Each Lender will note on its internal records the amount of each Loan made by it to each Borrower and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans (including, without limitation, the Face Amount of any Bankers' Acceptances) evidenced thereby. Failure to make any such notation, or any error in such notation, shall not affect any Borrower's obligations in respect of such Loans. Each Lender's internal records of the amount of each Loan made by it and each payment in respect thereof shall be final and conclusive absent manifest error.

          (i) Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, Term Notes, Revolving Notes, Swingline Notes and Competitive Bid Notes shall only be delivered to Lenders with Loans of the respective Tranches which at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans of any Tranche or to any Borrower shall affect or in any manner impair the obligations of the respective Borrower to pay the Loans (and all related Obligations) which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (h). At any time when any Lender requests the delivery of a Note to evidence its Loans of any Tranche, the respective Borrower shall promptly execute and deliver to the respective Lender the requested Note or Notes in the appropriate amount or amounts to evidence such Loans.

          1.07 CONVERSIONS. (a) The Corporation shall have the option to convert, on any Business Day, all or a portion equal to at least the Minimum Borrowing Amount (for the Type of Loan into which the conversion is being made), of the outstanding principal amount of Dollar Loans (other than Swingline Loans, which at all times shall be maintained as Base Rate Loans, and Competitive Bid Loans) made to the Corporation pursuant to one or more Borrowings (so long as of the same Tranche of Loans) of one or more Types of Loans into a Borrowing (of the same Tranche of Loans) of another Type of Loan, PROVIDED that, (i) Dollar Revolving Loans shall not be permitted to be converted into Alternate Currency Revolving Loans, and Alternate Currency Revolving Loans shall not be permitted to be converted into Dollar Revolving Loans or Alternate Currency Revolving Loans of any different Alternate Currency, (ii) if Eurodollar Loans are converted into Base Rate Loans on a date other than the last day of an Interest Period applicable to the Loans being converted, the Corporation shall compensate the applicable Lenders for any breakage costs incurred in connection therewith as set forth in Section 1.12, (iii) no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount for Eurodollar Loans of the respective Tranche, (iv) unless the Required Lenders otherwise agree, Base Rate Loans may not be converted into Eurodollar Loans if any Event of Default exists on the date of conversion, (v) prior to the 90th day after the Initial Borrowing Date, conversions of Base Rate Loans into Eurodollar Loans shall be governed by Section 1.07(d) and (vi) no conversion pursuant to this Section 1.07 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the Corporation giving the Administrative Agent at the Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' prior notice (each, a

"NOTICE OF CONVERSION") specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

          (b) Each Alternate Currency Revolving Loan Borrower shall be entitled: (i) to convert from time to time any Borrowing of Canadian Prime Rate Loans then outstanding into a Borrowing of Bankers' Acceptance Loans in an aggregate Face Amount equal to the aggregate principal amount (in Canadian Dollars) of the outstanding Canadian Prime Rate Loans pursuant to such Borrowing, PROVIDED that the applicable Alternate Currency Revolving Loan Borrower shall pay the proceeds of such Bankers' Acceptance Loans, together with such additional funds as may be required, to the Administrative Agent for the account of the relevant Alternate Currency Lenders to repay such Borrowing of outstanding Canadian Prime Rate Loans, and PROVIDED FURTHER that such Canadian Prime Rate Loans are repaid and such Bankers' Acceptance Loans are obtained, in each case in accordance with Section 1, Schedule III and any other applicable provisions of this Agreement; and (ii) contemporaneously with the maturity of any outstanding Bankers' Acceptance Loans, to obtain Bankers' Acceptance Loans or Canadian Prime Rate Loans in an aggregate Face Amount or principal amount, as the case may be, equal to the aggregate Face Amount of such maturing Bankers' Acceptance Loans, PROVIDED that the applicable Alternate Currency Revolving Loan Borrower shall pay the proceeds of such new Canadian Dollar Revolving Loan, together with such additional funds as may be required, to the Administrative Agent for the account of the relevant Alternate Currency Lenders to repay such maturing Bankers' Acceptance Loans, and PROVIDED FURTHER that such new Canadian Dollar Revolving Loans are obtained in accordance with Section 1, Schedule III and any other applicable provisions of this Agreement.

          (c) Mandatory conversions of Bankers' Acceptance Loans into Canadian Prime Rate Loans shall be made in the circumstances, and to the extent, provided in clause (i) of Schedule III. Except as otherwise provided under
Section 1.17, Bankers' Acceptance Loans shall not be permitted to be converted into any other Type of Loan prior to the maturity date of the respective Bankers' Acceptance Loan.

          (d) Unless the Agents otherwise shall have determined that the Syndication Date has occurred, (x) no more than three Borrowings of Initial Term Loans to be maintained as Eurodollar Loans may be incurred prior to the earlier of (1) the 90th day after the Initial Borrowing Date or, if on such 90th day a Borrowing of Eurodollar Loans remains outstanding which has an Interest Period which extends beyond such 90th day, the last day of such Interest Period and (2) the Syndication Date (the first of which Borrowings may not be made sooner than the third Business Day after the Initial Borrowing Date and not later than the fifth Business Day after the Initial Borrowing Date and must have an Interest Period of one month, and the second and third of which Borrowings may only be incurred on the last day of the first or second Interest Period, as the case may be, referenced above in this parenthetical and must also have an Interest Period of one month) and (y) the only conversions of Term Loans maintained as Base Rate Loans into Eurodollar Loans which shall be permitted will be conversions into Eurodollar Loans with an Interest Period of one month, which Interest Period in each case shall begin and end on the same date as is applicable to one of the three Interest Periods specified above in clause (x).

          1.08 PRO RATA BORROWINGS. All Borrowings of Initial Term Loans and Incremental Term Loans under this Agreement shall be incurred from the Lenders PRO RATA on the basis of their Initial Term Loan Commitments or Incremental Term Loan Commitments, as the case may be. Subject to the provisions of Section 1.17(c) and, in the case of Mandatory Borrowings, Section 1.01(d), all Borrowings of Dollar Revolving Loans under this Agreement (including all Mandatory Borrowings) shall be incurred from the RL Lenders PRO RATA on the basis of their Dollar Percentages and (ii) all Borrowings of Alternate Currency Revolving Loans in a given Alternate Currency under this Agreement shall be incurred from the Alternate Currency Lenders PRO RATA on the basis of their Alternate Currency RL Percentages as same relate to such Alternate Currency. No Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

          1.09 INTEREST. (a) Each Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to it from the date the proceeds thereof are made available to such Borrower until the earlier of (x) the maturity thereof (whether by acceleration, prepayment or otherwise) and (y) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.07, at a rate per annum which shall be equal to the sum of the Applicable Margin PLUS the Base Rate, each as in effect from time to time.

          (b) Each Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to it from the date the proceeds thereof are made available to such Borrower until the earlier of (x) the maturity thereof (whether by acceleration, prepayment or otherwise) and (y) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.07, 1.10 or 1.11, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin as in effect from time to time PLUS the Eurodollar Rate for such Interest Period.

          (c) Each Alternate Currency Revolving Loan Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Canadian Prime Rate Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower (which shall, in the case of a conversion pursuant to clause (i) of Schedule III, be deemed to be the date upon which a maturing Bankers' Acceptance is converted into a Canadian Prime Rate Loan pursuant to said clause (i), with the proceeds thereof to be equal to the full Face Amount of the maturing Bankers' Acceptances) until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Margin PLUS the Canadian Prime Rate, each as in effect from time to time.

          (d) With respect to Bankers' Acceptance Loans, Acceptance Fees shall be payable in connection therewith as provided in clause (g) of Schedule
III. Until maturity of the respective Banker's Acceptances, interest shall not otherwise be payable with respect thereto.

          (e) Each Alternate Currency Revolving Loan Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Sterling Revolving Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin as in effect from time to time PLUS the Sterling Euro Rate for such Interest Period PLUS any Mandatory Costs.

          (f) Each Alternate Currency Revolving Loan Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Euro Revolving Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin as in effect from time to time PLUS the Euro LIBOR Rate for such Interest Period PLUS any Mandatory Costs.

          (g) The Corporation agrees to pay interest in respect of the unpaid principal amount of each Competitive Bid Loan made to it from the date the proceeds thereof are made available to the Corporation until the maturity thereof (whether by acceleration or otherwise) at the rate or rates per annum specified pursuant to Section 1.04(b) by the Bidder RL Lender or Bidder RL Lenders, as the case may be, making such Competitive Bid Loan and accepted by the Corporation pursuant to Section 1.04(c)(2).

          (h) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum (1) in the case of overdue principal of, and interest or other amounts owing with respect to, Canadian Dollar Revolving Loans and any other amounts owing in Canadian Dollars, equal to 2% per annum in excess of the Applicable Margin (calculated based on Level 9 pricing as shown in the definition of Applicable Margin) for Canadian Prime Rate Loans PLUS the Canadian Prime Rate as in effect from time to time,
(2) in the case of overdue principal of, and interest or other amounts owing with respect to, Sterling Revolving Loans and any other amounts owing in Pounds Sterling, equal to 2% per annum in excess of the Applicable Margin (calculated based on Level 9 pricing as shown in the definition of Applicable Margin) PLUS the Sterling Euro Rate for such successive periods not exceeding three months as the Administrative Agent may determine from time to time in respect of amounts comparable to the amount not paid PLUS any Mandatory Costs, (3) in the case of overdue principal of, and interest or other amounts owing in respect of, Euro Revolving Loans, equal to 2% per annum in excess of the Applicable Margin (calculated based on Level 9 pricing as shown in the definition of Applicable Margin) PLUS the Euro LIBOR Rate for such successive periods not exceeding three months as the Administrative Agent may determine from time to time in respective amounts comparable to the amount not paid PLUS any Mandatory Costs and (4) in all other cases, equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche (or in the case of amounts which do not relate to a given Tranche of outstanding Dollar Loans, 2% per annum in excess of the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans) from time to time (calculated based on Level 9 pricing as shown in the definition of Applicable Margin) and (y) the rate which is 2% in excess of the rate then borne by such Loans.

          (i) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan and Canadian Prime Rate Loan, in arrears on each Quarterly Payment Date, (ii) in the case of any Eurodollar Loan, on the date of any conversion to a Base Rate Loan pursuant to Section 1.07, 1.10 or 1.11, as applicable (on the amount so converted), (iii) in respect of each Euro Rate Loan, on the last day of each Interest Period applicable thereto (or, in the case of any Interest Period with a duration of six months, at the date which occurs three calendar months after the first day of such Interest Period, as well as on the last day of the respective Interest Period), (iv) in respect of each Competitive Bid Loan, at such times as specified in the Notice of Competitive Bid Borrowing relating thereto and (v) in respect of each Loan (other than Bankers' Acceptances), on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand; PROVIDED that, in the case of Dollar Revolving Loans maintained as Base Rate Loans, interest shall not be payable pursuant to preceding clause (v) at the time of any repayment or prepayment thereof unless the respective repayment or prepayment is made in conjunction with a permanent reduction of the Total Revolving Loan Commitment.

          (j) Upon each Interest Determination Date, the Administrative Agent shall determine the respective Euro Rate for the respective Interest Period or Interest Periods to be applicable to Euro Rate Loans and shall promptly notify the respective Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          1.10 INTEREST PERIODS. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Euro Rate Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Euro Rate Loan (in the case of any subsequent Interest Period), the respective Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each, an "INTEREST PERIOD") applicable to such Euro Rate Loan, which Interest Period shall, at the option of such Borrower, be a one, two, three or six month period, PROVIDED that:

          (i) all Euro Rate Loans comprising a single Borrowing shall at all times have the same Interest Period;

          (ii) the initial Interest Period for any Borrowing of Euro Rate Loans shall commence on the date of such Borrowing (including, in the case of Dollar Loans, the date of any conversion thereto from a Dollar Loan of a different Type) and each Interest Period occurring thereafter in respect of such Borrowing of Euro Rate Loans shall commence on the day on which the next preceding Interest Period applicable thereto expires;

          (iii) if any Interest Period for a Euro Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period for a Euro Rate Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, HOWEVER, that if any Interest Period for a Euro Rate Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) unless the Required Lenders otherwise agree, no Interest Period may be selected at any time when any Event of Default is in existence;

          (vi) no Interest Period in respect of any Borrowing of Euro Rate Loans shall be selected which extends beyond the Maturity Date;

          (vii) no Interest Period in respect of any Borrowing of Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of Term Loans will be required to be made under Section 4.02(b) if the aggregate principal amount of Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Term Loans permitted to be outstanding after such mandatory repayment; and

          (viii) prior to the occurrence of the Syndication Date, the only Interest Periods which may be selected with respect to Term Loans incurred and/or maintained as Eurodollar Loans are one month Interest Periods which begin and end on the dates specified in Section 1.07(d).

          Prior to the termination of any Interest Period applicable to Alternate Currency Revolving Loans, the respective Alternate Currency Revolving Loan Borrower may, at its option, designate that the respective Borrowing subject thereto be split into more than one Borrowing (for purposes of electing multiple Interest Periods to be subsequently applicable thereto), so long as each such Borrowing resulting from the action taken pursuant to this sentence meets the Minimum Borrowing Amount for the respective Tranche. If upon the expiration of any Interest Period applicable to a Borrowing of Euro Rate Loans, the respective Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Euro Rate Loans as provided above, such Borrower shall be deemed to have elected (x) if Eurodollar Loans, to convert such Eurodollar Loans into Base Rate Loans and (y) if Alternate Currency Revolving Loans, to select a one-month Interest Period for such Alternate Currency Revolving Loans, in either case effective as of the expiration date of such current Interest Period.

          1.11 INCREASED COSTS, ILLEGALITY, ETC. (a) If any Lender (or, with respect to clauses (i) and (iv) below, the Administrative Agent) shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

          (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the applicable interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the respective Euro Rate; or

          (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Euro Rate Loan because of (x) any change arising after the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements (except to the extent covered by Section 1.11(d) in respect of Alternate Currency Revolving Loans or included in the computation of the Eurodollar Rate) or any special deposit, assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or its applicable lending office) and/or (y) other circumstances since the date of this Agreement affecting the applicable interbank market; or

          (iii) at any time after the date of this Agreement, that the making or continuance of any Euro Rate Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having the force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the applicable interbank market; or

          (iv) at any time that any Alternate Currency is not available in sufficient amounts to fund any Borrowing of Alternate Currency Revolving Loans requested pursuant to Section 1.01;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) or (iv) above) shall promptly give notice (by telephone promptly confirmed in writing) to the respective Borrower and, except in the case of clauses (i) and (iv) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (w) in the case of clause (i) above, (A) if Eurodollar Loans are so affected, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Corporation and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Corporation with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Corporation, and (B) if any Alternate Currency Revolving Loan is so affected, the relevant Euro Rate shall be determined on the basis provided in the proviso to the definition of the relevant Euro Rate, (x) in the case of clause (ii) above, the respective Borrower shall pay to such Lender, upon its written request therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the respective Borrower by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto), (y) in the case of clause
(iii) above, the respective Borrower shall take one of the actions specified in
Section 1.11(b) as promptly as possible and, in any event, within the time period required by law and (z) in the case of clause (iv) above, Alternate Currency Revolving Loans (exclusive of Alternate Currency Revolving Loans which have theretofore been funded) shall no longer be available in the respective Alternate Currency or

Alternate Currencies until such time as the Administrative Agent notifies the Alternate Currency Revolving Loan Borrowers and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing given by any Alternate Currency Revolving Loan Borrower with respect to such Alternate Currency Revolving Loans which have not been incurred shall be deemed rescinded by the respective Alternate Currency Revolving Loan Borrower.

          (b) At any time that any Euro Rate Loan is affected by the circumstances described in Section 1.11(a)(ii) or (iii), the respective Borrower may (and in the case of a Euro Rate Loan affected by the circumstances described in Section 1.11(a)(iii) shall) either (x) if the affected Euro Rate Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that such Borrower was notified by the affected Lender or the Administrative Agent or (y) if the affected Euro Rate Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, (A) in the case of a Eurodollar Loan, request the affected Lender to convert such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstances described in Section 1.11(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan (or such earlier date as shall be required by applicable law)) and (B) in the case of an Alternate Currency Revolving Loan, repay such Alternate Currency Revolving Loan in full; PROVIDED that (i) if the circumstances described in Section 1.11(a)(iii) apply to any Alternate Currency Revolving Loan, the respective Alternate Currency Revolving Loan Borrowers may, in lieu of taking the actions described above, maintain such Alternate Currency Revolving Loan outstanding, in which case the applicable Euro Rate shall be determined on the basis provided in the proviso to the definition of Euro Rate or Sterling Euro Rate, as the case may be, unless the maintenance of such Alternate Currency Revolving Loan outstanding on such basis would not stop the conditions described in Section 1.11(a)(iii) from existing (in which case the actions described above, without giving effect to the proviso, shall be required to be taken) and (ii) if more than one Lender is affected at any time as described above in this clause (b), then all affected Lenders must be treated the same pursuant to this Section 1.11(b).

          (c) If at any time after the date of this Agreement any Lender determines that the introduction of or any change (which introduction or change shall have occurred after the date of this Agreement) in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by the National Association of Insurance Commissioners ("NAIC") or any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the Borrowers jointly and severally agree to pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, PROVIDED that such Lender's determination of compensation owing under this Section 1.11(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.11(c), will give prompt written notice thereof to the Borrowers, which notice shall show in reasonable detail the basis for calculation of such additional amounts.

          (d) If any Lender shall in good faith determine (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) at any time that such Lender is required to maintain reserves (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) which have been established by any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body with jurisdiction over such Lender (including any branch, Affiliate or funding office thereof) in respect of any Euro Rate Loans or any category of liabilities which includes deposits by reference to which the interest rate on any Euro Rate Loan is determined or any category of extensions of credit or other assets which includes loans of the same or similar type as any Euro Rate Loans, then, unless such reserves are already being charged for pursuant to Section 1.11(a)(ii), such Lender shall promptly notify the respective Borrower or Borrowers in writing specifying the additional amounts required to indemnify such Lender against the cost of maintaining such reserves (such written notice to provide in reasonable detail a computation of such additional amounts) and the respective Borrowers shall, and shall be obligated to, pay to such Lender such specified amounts as additional interest at the time that the respective Borrower or Borrowers are otherwise required to pay interest in respect of such Euro Rate Loans or, if later, on written demand therefor by such Lender.

          1.12 COMPENSATION. The respective Borrower shall compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Euro Rate Loans, but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a Borrowing of, or conversion from or into, Euro Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not rescinded or deemed rescinded pursuant to Section 1.11(a) or (b)); (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 10) or conversion of any Euro Rate Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 10) of any Bankers' Acceptance Loan occurs on a date which is not the maturity date of the respective Bankers' Acceptance; (iv) if any prepayment of any Euro Rate Loans or Bankers' Acceptance Loans is not made on any date specified in a notice of prepayment given by the respective Borrower; or (v) as a consequence of (x) any other default by the respective Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Lender, (y) any election made pursuant to Section 1.11(b) or (z) the replacement of any Lender pursuant to Section 1.14.

          1.13 LENDING OFFICES; CHANGES THERETO. (a) Each Lender may at any time or from time to time designate, by written notice to the Administrative Agent to the extent not already reflected on Schedule II, one or more lending offices (which, for this purpose, may include Affiliates of the respective Lender) for the various Loans made, and Letters of Credit participated in, by such Lender (including by designating a separate lending office (or Affiliate) to act as such with respect to Dollar Loans and Letter of Credit Outstandings versus Alternate Currency Revolving Loans); PROVIDED that, for designations made after the Initial Borrowing Date, to the extent such designation shall result in increased costs under Section 1.11, 2.06 or 4.04 in excess of those which would be charged in the absence of the designation of a different lending office (including a different Affiliate of the respective Lender), then the Borrowers shall not be obligated to pay such excess increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which would apply in the absence of such designation and any subsequent increased costs of the type described above resulting from changes after the date of the respective designation). Each lending office and Affiliate of any Lender designated as provided above shall, for all purposes of this Agreement, be treated in the same manner as the respective Lender (and shall be entitled to all indemnities and similar provisions in respect of its acting as such hereunder).

          (b) Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 1.11(a)(ii) or (iii), Section 1.11(c), Section 1.11(d), Section 2.06 or Section 4.04 with respect to such Lender, it will, if requested by the applicable Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, PROVIDED that such designation is made on such terms that such Lender and its lending office suffer (as determined in such Lender's sole discretion) no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.13 shall affect or postpone any of the obligations of any Borrower or the right of any Lender provided in Sections 1.11, 2.06 and 4.04.

          1.14 REPLACEMENT OF LENDERS. (x) If any Lender becomes a Defaulting Lender, (y) upon the occurrence of an event giving rise to the operation of
Section 1.11(a)(ii) or (iii), Section 1.11(c), Section 1.11(d), Section 2.06 or
Section 4.04 with respect to any Lender which results in such Lender charging to any Borrower increased costs in excess of those being generally charged by the other Lenders or (z) in the case of the refusal by a Lender to consent to proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Corporation shall have the right, if no Event of Default and no Specified Default will exist immediately after giving effect to such replacement, to replace such Lender (the "REPLACED LENDER") with one or more other Eligible Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "REPLACEMENT LENDER") and each of whom shall be required to be reasonably acceptable to the Administrative Agent and each Lender which at the time of such replacement is an Issuing Bank with respect to one or more outstanding Letters of Credit; PROVIDED that:

          (i)     any Replacement Lender in a replacement pursuant to this
     Section 1.14 (with each such replacement being herein called a "REPLACEMENT") shall be required to comply with the requirements of Section 13.04(b) and at the time of any Replacement the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to
     Section 13.04(b) (and shall pay all fees payable pursuant to said Section 13.04(b)) pursuant to which the Replacement Lender shall acquire all of the Commitments (and related sub-commitments) and outstanding Loans of, and in each case participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof amounts (in the respective currencies in which such obligations are denominated) equal to the sum of (I) the principal of (including, without limitation, the Face Amount of Bankers' Acceptance Loans), and all accrued interest on, all outstanding Loans of the Replaced Lender, (II) all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (III) all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to Section 3.01, (y) each Issuing Bank an amount equal to such Replaced Lender's Dollar Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender to such Issuing Bank and
     (z) the Swingline Lender an amount equal to such Replaced Lender's Dollar Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender; and

          (ii) all Obligations of the Borrowers due and owing to the Replaced Lender at such time (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement.

          Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 13.15 and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the respective Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.11, 1.12, 1.16, 2.06, 4.04, 12.06 and 13.01),
which shall survive as to such Replaced Lender. In connection with any replacement of Lenders pursuant to, and as contemplated by, this Section 1.14, each of the Alternate Currency Revolving Loan Borrowers hereby irrevocably authorizes the Corporation to take all necessary action, in the name of the various Borrowers, as described above in this Section 1.14 in order to effect the replacement of the respective Lender or Lenders in accordance with the preceding provisions of this Section 1.14.

          1.15 BANKERS' ACCEPTANCE PROVISIONS. (a)   The parties hereto agree
that the provisions of Schedule III shall apply to all Bankers' Acceptances and Bankers' Acceptance Loans created hereunder, and that the provisions of Schedule III shall be deemed incorporated by reference into this Agreement as if such provisions were set forth in their entirety herein.

          (b) Schedule 1.15(b) hereto contains a description of all bankers' acceptances created and issued pursuant to the Existing Credit Agreement and outstanding on the Effective Date (and setting forth, with respect to each such bankers' acceptance, (i) the name of the issuing lender, (ii) the name(s) of the account party or account parties, (iii) the stated amount (which shall be in Canadian Dollars), (iv) the name of the beneficiary and (v) the expiry date). Each such bankers' acceptance (each, an "EXISTING BANKERS' ACCEPTANCE") shall constitute a "Bankers' Acceptance" for all purposes of this Agreement, created and issued, for purposes of Section 1.01(b) and Schedule III hereto, on the Initial Borrowing Date.

          1.16 EUROPEAN MONETARY UNION. The following provisions of this Section
1.16 shall come into effect on and from the date on which the United Kingdom becomes a Participating Member State. Each obligation under this Agreement which has been denominated in Pounds Sterling shall be redenominated into Euros in accordance with the relevant EMU Legislation. However, if and to the extent that the relevant EMU Legislation provides that an amount which is denominated in Pounds Sterling can be paid by the debtor either in Euros or in that national currency unit, each party to this Agreement shall be entitled to pay or repay any amount denominated or owing in Pounds Sterling hereunder either in Euros or in Pounds Sterling. Without prejudice and in addition to any method of conversion or rounding prescribed by any relevant EMU Legislation, (i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in Pounds Sterling shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in Euros as the Administrative Agent may from time to time specify and (ii) except as expressly provided in this Section 1.16, this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to Euros in the United Kingdom, PROVIDED that this Section 1.16 shall not reduce or increase any actual or contingent liability arising under this Agreement.

          1.17 SPECIAL PROVISIONS REGARDING RL LENDERS AND ALTERNATE CURRENCY REVOLVING LOANS. (a) On any date the Corporation may, at its option, permanently reduce or terminate the Alternate Currency Revolving Loan Sub-Commitments relating to one or more of the Alternate Currencies by written notice to the Administrative Agent to such effect (specifying the aggregate amount of reductions to various Alternate Currency Revolving Loan Sub-Commitments relating to each Alternate Currency); PROVIDED that (i) no such reduction shall be made in an amount which would cause the Dollar Equivalent of the then outstanding aggregate principal amount or Face Amount, as the case may be, of the Alternate Currency Loans in any given Alternate Currency to exceed the aggregate Alternate Currency Revolving Loan Sub-Commitments of the Alternate Currency Lenders in respect of such Alternate Currency after giving effect to the respective reduction pursuant to this Section 1.17(a), (ii) each reduction pursuant to this clause (a) shall apply PRO RATA to reduce the Alternate Currency Revolving Loan Sub-Commitments of the various Alternate Currency Lenders in respect of such Alternate Currency (based upon the relative amounts of such sub-commitments), and (iii) except to the extent the reduction to the Alternate Currency Revolving Loan Sub-Commitments pursuant to this Section 1.17(a) is accompanied by a like reduction to the amount of the Total Revolving Loan Commitment pursuant to
Section 3.02, the amount of each RL Lender's reduction to its Alternate Currency Revolving Loan Sub-Commitments pursuant to this clause (a) shall result in a like increase to its Non-Alternate Currency Revolving Loan Sub-Commitment.

          (b) On the fifth Business Day after the occurrence of a Sharing Event, automatically (and without the taking of any action) (x) all then outstanding Alternate Currency Revolving Loans shall be automatically converted into Dollar Loans (in an amount equal to the Dollar Equivalent of the aggregate principal amount or Face Amount, as the case may be, of the respective Alternate Currency Revolving Loans on the date such Sharing Event first occurred), which Dollar Revolving Loans shall be owed by the respective Alternate Currency Revolving Loan Borrower, shall thereafter be deemed to be Base Rate Loans and shall be immediately due and payable on the date such Sharing Event has occurred and (y) all accrued and unpaid interest and other amounts owing with respect to such Alternate Currency Revolving Loans shall be immediately due and payable in Dollars, taking the Dollar Equivalent of such accrued and unpaid interest and other amounts. The occurrence of any conversion as provided above in this Section 1.17(b) shall be deemed to constitute, for purposes of Section 1.12, a prepayment of the respective Alternate Currency Revolving Loans before the last day of any Interest Period relating thereto.

          (c) Upon the occurrence of a Sharing Event, each RL Lender shall (and hereby unconditionally and irrevocably agrees to) purchase and sell (in each case in Dollars) undivided participating interests in the Revolving Loans outstanding to, and any Unpaid Drawings owing by, each Borrower in such amounts so that each RL Lender shall have a share of the outstanding Revolving Loans and Unpaid Drawings then owing by each Borrower equal to its RL Percentage thereof. Upon any such occurrence the Administrative Agent shall notify each RL Lender and shall specify the amount of Dollars required from such RL Lender in order to effect the purchases and sales by the various RL Lenders of participating interests in the amounts required above (together with accrued interest with respect to the period from the last interest payment date through the date of the Sharing Event plus any additional amounts payable by any respective Borrower pursuant to Section 4.04 hereof in respect of such accrued but unpaid interest); PROVIDED that each RL Lender shall be deemed to have purchased, automatically and without request, such participating interests. Promptly upon receipt of such request, each RL Lender shall deliver to the Administrative Agent (in immediately available funds in Dollars) the net amounts as specified by the Administrative Agent. The Administrative Agent shall promptly deliver the amounts so received to the various RL Lenders in such amounts as are needed to effect the purchases and sales of participations as provided above. Promptly following receipt thereof, each RL Lender which has sold participations in any of its Revolving Loans (through the Administrative Agent) will deliver to each RL Lender (through the Administrative Agent) which has so purchased a participating interest a participation certificate dated the date of receipt of such funds and in such amount. It is understood that the amount of funds delivered by each RL Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various RL Lenders as required above.

          (d) Upon, and after, the occurrence of a Sharing Event (i) no further Alternate Currency Revolving Loans shall be made to any Borrower,
(ii) all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, such Alternate Currency Revolving Loans (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such purchase) shall be payable in Dollars as if such Alternate Currency Revolving Loan had originally been made in Dollars and shall be distributed by the relevant RL Lenders (or their affiliates) to the Administrative Agent for the account of the RL Lenders which made such Loans or are participating therein and (iii) the Alternate Currency Revolving Loan Sub-Commitments of the various Alternate Currency Lenders shall be automatically terminated (which shall result in a like increase to the Non-Alternate Currency Revolving Loan Sub-Commitments of the respective Lenders, except to the extent the Revolving Loan Commitments of the various Lenders are terminated as otherwise provided in this Agreement). Notwithstanding anything to the contrary contained above, the failure of any RL Lender to purchase its participating interests in any Revolving Loans upon the occurrence of a Sharing Event shall not relieve any other RL Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no RL Lender shall be responsible for the failure of any other RL Lender to purchase the participating interest to be purchased by such other RL Lender on any date.

          (e)     If any amount required to be paid by any RL Lender pursuant to
Section 1.17(c) is paid to the Administrative Agent within one Business Day following the date upon which such RL Lender receives notice from the Administrative Agent of the amount of its participations required to be purchased pursuant to said Section 1.17(c), such RL Lender shall also pay to the Administrative Agent on demand an amount equal to the product of (i) the amount so required to be paid by such RL Lender for the purchase of its participations MULTIPLIED BY (ii) the daily average Federal Funds Rate, during the period from and including the date of request for payment to but excluding the date on which such payment is immediately available to the Administrative Agent MULTIPLIED BY
(iii) a fraction, the numerator of which is the number of days that elapsed during such period and the denominator of which is 360. If any such amount required to be paid by any RL Lender pursuant to Section 1.17(c) is not in fact made available to the Administrative Agent within three Business Days following the date upon which such RL Lender receives notice from the Administrative Agent as to the amount of participations required to be purchased by it, the Administrative Agent shall be entitled to recover from such RL Lender on demand, such amount with interest thereon calculated from such request date at the rate per annum applicable to Dollar Revolving Loans maintained as Base Rate Loans hereunder. A certificate of the Administrative Agent submitted to any RL Lender with respect to any amounts payable under this Section 1.17 shall be conclusive in the absence of manifest error. Amounts payable by any RL Lender pursuant to this Section 1.17 shall be paid to the Administrative Agent for the account of the relevant RL Lenders; PROVIDED that, if the Administrative Agent (in its sole discretion) has elected to fund on behalf of such RL Lender the amounts owing to such RL Lenders, then the amounts shall be paid to the Administrative Agent for its own account.

          (f) Whenever, at any time after the relevant RL Lenders have received from any RL Lenders purchases of participations in any Revolving Loans pursuant to this Section 1.17, the various RL Lenders receive any payment on account thereof, such RL Lenders will distribute to the Administrative Agent, for the account of the various RL Lenders participating therein, such RL Lenders' participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received; PROVIDED, HOWEVER, that if such payment received by any RL Lenders is required to be returned, the RL Lenders who received previous distributions in respect of their participating interests therein will return to the respective RL Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective RL Lenders.

          (g) Each RL Lender's obligation to purchase participating interest pursuant to this Section 1.17 shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (a) any setoff, counterclaim, recoupment, defense or other right which such RL Lender may have against any other RL Lender, the relevant Borrower or any other Person for any reason whatsoever, (b) the occurrence or continuance of an Event of Default, (c) any adverse change in the condition (financial or otherwise) of any Borrower or any other Person, (d) any breach of this Agreement by any Borrower or any Lender or any other Person, or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (h) Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, each RL Lender which has purchased such participations shall be entitled to receive from the relevant Borrower any increased costs and indemnities (including, without limitation, pursuant to Sections 1.11, 1.12, 1.16, 2.06 and 4.04) directly from such Borrower to the same extent as if it were the direct Lender as opposed to a participant therein, which increased costs shall be calculated without regard to Section 1.13, Section 13.04(a) or the last sentence of Section 13.04(b). The Borrowers acknowledge and agree that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section 1.17, increased Taxes may be owing by them pursuant to Section 4.04, which Taxes shall be paid (to the extent provided in Section 4.04) by the respective Borrowers, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Section 1.17.

          1.18 SPECIAL PROVISIONS APPLICABLE TO THE TOTAL CANADIAN DOLLAR REVOLVING LOAN SUB-COMMITMENT. (a) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto agree that (i) the Total Canadian Dollar Revolving Loan Sub-Commitment, shall be fixed on a quarterly basis in accordance with this Section; (ii) in no event shall the Total Canadian Dollar Revolving Loan Sub-Commitment exceed the sum of the Alternate Currency Revolving Loan Sub-Commitments of the various Alternate Currency Lenders relating to Canadian Dollars as then in effect (after giving effect to any reductions to such Alternate Currency Revolving Loan Sub-Commitments from time to time, including pursuant to Sections 1.17, 1.18(b), 3.02, 3.03, 10 and/or 13.12(e)); (iii) in no event shall the Canadian Dollar Revolving Loan Sub-Commitment for any Alternate Currency Lender exceed the amount set forth opposite such Alternate Currency Lender's name in Schedule I-B directly below the column entitled "Canadian Dollar Revolving Loan Sub-Commitment," as the same may be (x) reduced from time to time pursuant to Sections 1.17, 1.18(b), 3.02, 3.03, 10 and/or 13.12(e), (y) increased from time to time pursuant to Section 13.12(d) or (z) further adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b); (iv) at no time shall any Borrower be permitted to request an extension of credit pursuant to the Total Revolving Loan Commitment (whether in the form of Revolving Loans or Swingline Loans or Competitive Bid Loans or Letter of Credit Outstandings) and no such credit shall be made available if, after giving effect thereto, the sum of the aggregate principal amount (taking the Dollar Equivalent of the principal amount of Alternate Currency Revolving Loans made available in currencies other than Canadian Dollars) of outstanding Revolving Loans (excluding for this purpose Canadian Dollar Revolving Loans), Swingline Loans and Competitive Bid Loans and the amount of Letter of Credit Outstandings at such time would exceed an amount equal to the Total Revolving Loan Commitment as then in effect LESS the Total Canadian Dollar Revolving Loan Sub-Commitment as then in effect; (v) at no time shall any Alternate Currency Revolving Loan Borrower be permitted to request an extension of credit in the form of Canadian Dollar Revolving Loans if, after giving effect thereto, the aggregate principal (and Face Amount, as applicable) of outstanding Canadian Dollar Revolving Loans (for this purpose, using the Dollar Equivalent of the principal and/or Face Amount, as appropriate, of Canadian Dollar Revolving Loans) would at any time exceed the Total Canadian Dollar Revolving Loan Sub-Commitment; and (vi) the Canadian Dollar Revolving Loan Sub-Commitment for any Alternate Currency Lender at any time shall be an amount equal to its PRO RATA share of the Total Canadian Dollar Revolving Loan Sub-Commitment at such time determined on the basis of the Alternate

Currency RL Percentages of the various Alternate Currency Lenders in respect of Canadian Dollars.

          (b) The Corporation, not more than 30 days and not less than 5 Business Days prior to the last day of each calendar quarter, shall give written notice to the Administrative Agent either (x) requesting an adjustment effective as of the first Business Day of the immediately following calendar quarter (each such date, an "ADJUSTMENT DATE") to the amount of the Total Canadian Dollar Revolving Loan Sub-Commitment; or (y) confirming that there will be no adjustments to the amount available under the Total Canadian Dollar Revolving Loan Sub-Commitment; PROVIDED that (i) no reduction to the amount of the Total Canadian Dollar Revolving Loan Sub-Commitment may be made if, after giving effect to any such reduction, the Total Canadian Dollar Revolving Loan Sub-Commitment would be less than the sum of the aggregate Face Amount of all Bankers' Acceptance Loans and the principal amount of all Canadian Prime Rate Loans (for this purpose, using the Dollar Equivalent of the Face Amounts or principal amounts thereof) then outstanding (other than any such Canadian Dollar Revolving Loans which will be repaid in full on or before the respective Adjustment Date); and (ii) the failure by the Corporation to deliver any such written notice (or the delivery by the Corporation of any such notice which does not comply with the requirements contained in this Section) to the Administrative Agent within the period required above will be deemed to be delivery by the Corporation to the Administrative Agent of a written notice that there will be no adjustment to the Total Canadian Dollar Revolving Loan Sub-Commitment. If any adjustment is made on an Adjustment Date as described in this Section, then on the respective Adjustment Date all repayments required by this Section and Section 4.02(a) shall be made on such date to the extent required as a result of such adjustments and in manner provided in Section 4.02.

          (c) In connection with any loans and/or repayments made as a result of adjustments to the Total Canadian Dollar Revolving Loan Sub-Commitment and the Canadian Dollar Revolving Loan Sub-Commitment for any Alternate Currency Lender as requested above, then, so long as arrangements satisfactory to the Administrative Agent are made for the repayment of all amounts which will be due on the respective Adjustment Date as a result thereof, loans shall be permitted to be requested by the Borrowers as a result of any change in the amount of the Total Canadian Dollar Revolving Loan Sub-Commitments on such date (subject to satisfaction of the other terms and conditions of this Agreements) so long as arrangements satisfactory to the Administrative Agent are made so that, by the time required by Section 4.03, all payments will be made by the Borrowers on such Adjustment Date as a result of any change in the amount of the Total Canadian Dollar Revolving Loan Sub-Commitment, on such date. It is understood and agreed that the Administrative Agent shall have no liability to any Lender if the payments contemplated above in this Section are not actually made on the Adjustment Date, and that any failure to make the payments required to be made on an Adjustment Date pursuant to this Section or Section 4.02(a) shall constitute an Event of Default in accordance with the terms of Section 10.01.

          1.19 INCREMENTAL TERM LOAN COMMITMENTS. (a) So long as the Incremental Loan Commitment Requirements are satisfied at the time of the delivery of the request referred to below, the Corporation shall have the right at any time and from time to time and upon at least 5 Business Days' prior written notice to the Administrative Agent, to request on one or more occasions that one or more Lenders (and/or one or more other Persons which will become

Lenders as provided below) provide Incremental Term Loan Commitments and, subject to the terms and conditions contained in this Agreement, make Incremental Term Loans pursuant thereto; it being understood and agreed, however, that (i) no Lender shall be obligated to provide an Incremental Term Loan Commitment as a result of any such request by the Corporation, (ii) until such time, if any, as (x) such Lender has agreed in its sole discretion to provide an Incremental Term Loan Commitment and executed and delivered to the Administrative Agent an Incremental Term Loan Commitment Agreement as provided in clause (b) of this Section 1.19 and (y) the other conditions set forth in
Section 1.19(b) shall have been satisfied, such Lender shall not be obligated to fund any Incremental Term Loans, (iii) any Lender (or, in the circumstances contemplated by clause (vi) below, any other Person which will qualify as an Eligible Transferee) may so provide an Incremental Term Loan Commitment without the consent of any other Lender (other than the Administrative Agent in the circumstances contemplated by the definition of Incremental Loan Commitment Requirements), (iv) each provision of Incremental Term Loan Commitments pursuant to this Section 1.19 on a given date shall be in a minimum aggregate amount (for all Lenders (including in the circumstances contemplated by clause (vi) below, Eligible Transferees who will become Lenders)) of at least $10,000,000 and in integral multiples of $1,000,000 in excess thereof, (v) the aggregate amount of all Incremental Term Loan Commitments permitted to be provided pursuant to this
Section 1.19, when combined with the aggregate amount of all Incremental Revolving Loan Commitments permitted to be provided pursuant to Section 1.20, shall not exceed $200,000,000, (vi) if (A) after the Corporation has requested the then existing Lenders (other than Defaulting Lenders) to provide Incremental Term Loan Commitments pursuant to this Section 1.19, the Corporation has not received Incremental Term Loan Commitments in an aggregate amount equal to that amount of Incremental Term Loan Commitments which the Corporation desires to obtain pursuant to such request (as set forth in the notice provided by the Corporation as provided below) or (B) the Corporation is obligated to request an Incremental Term Loan Commitment from one or more Eligible Transferees that is not already a Lender in order to comply with the requirements of subclause (y) of the proviso appearing in Section 1.20(a)(vi), then the Corporation may request Incremental Term Loan Commitments from Persons reasonably acceptable to the Administrative Agent which would qualify as Eligible Transferees hereunder in an aggregate amount equal to such deficiency (in circumstances contemplated by preceding clause (A)) or the amount required to comply with the requirements of subclause (y) of the proviso appearing in Section 1.20(a)(vi) (in the circumstances contemplated by preceding subclause (B)), as the case may be, in any such case on terms which are no more favorable to such Eligible Transferee in any respect than the terms offered to the Lenders, PROVIDED that (x) any such Incremental Term Loan Commitment provided by any such Eligible Transferee which is not already a Lender shall be in a minimum amount (for such Eligible Transferee) of at least $5,000,000 and (y) any request of Incremental Term Loan Commitments from any such Person in the circumstances contemplated by subclause
(A) of this clause (vi) above must be accompanied by a request for an Incremental Revolving Loan Commitment from such Person in accordance with the requirements of Section 1.20(a), with the aggregate amount of the Incremental Loan Commitments to be provided by such Person pursuant to such requests to be allocated among the Incremental Term Loan Commitment and the Incremental Revolving Loan Commitment to be provided by such Person on a PRO RATA basis (based on the aggregate outstanding principal amount of all Term Loans at such time and the Total Revolving Loan Commitment as in effect at such time) and
(vii) all actions taken by the Corporation pursuant to this Section 1.19 shall be done in coordination with the Administrative Agent.

          (b) In connection with any provision of Incremental Term Loan Commitments pursuant to this Section 1.19, (i) the Corporation, the Administrative Agent and each such Lender or other Eligible Transferee (each, an "INCREMENTAL TERM LOAN LENDER") which agrees to provide an Incremental Term Loan Commitment shall execute and deliver to the Administrative Agent an Incremental Term Loan Commitment Agreement substantially in the form of Exhibit L (appropriately completed), with the effectiveness of such Incremental Term Loan Lender's Incremental Term Loan Commitment to occur upon delivery of such Incremental Term Loan Commitment Agreement to the Administrative Agent, the payment of any fees required in connection therewith (including, without limitation, any agreed upon up-front or arrangement fees owing to the Administrative Agent) and the satisfaction of the other conditions in this
Section 1.19(b) to the reasonable satisfaction of the Administrative Agent, (ii) the Incremental Loan Commitment Requirements and any other conditions precedent agreed to by the Corporation that may be set forth in the respective Incremental Term Loan Commitment Agreement shall have been satisfied, and (iii) the Corporation shall deliver to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Corporation reasonably satisfactory to the Administrative Agent and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Initial Borrowing Date pursuant to Section 5.02 as may be reasonably requested by the Administrative Agent, and such other matters as the Administrative Agent may reasonably request. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Commitment Agreement, and at such time (i) Schedule I shall be deemed modified to reflect the Incremental Term Loan Commitments of the Incremental Term Loan Lenders providing same and (ii) to the extent requested by any Incremental Term Loan Lender, Term Notes will be issued at the Corporation's expense, to such Incremental Term Loan Lender, to be in conformity with the requirements of Section 1.06 (with appropriate modification) to the extent needed to reflect the new Incremental Term Loans made by such Incremental Term Loan Lender.

          (c) In connection with each incurrence of Incremental Term Loans pursuant to Section 1.01(f), the Lenders and the Corporation hereby agree that, notwithstanding anything to the contrary contained in this Agreement, the Corporation and the Administrative Agent may take all such actions as may be necessary to ensure that all Lenders with outstanding Term Loans continue to participate in each Borrowing of outstanding Term Loans (after giving effect to the incurrence of Incremental Term Loans pursuant to Section 1.01(f)) on a PRO RATA basis, including by adding the Incremental Term Loans to be so incurred to the then outstanding Borrowings of Term Loans on a PRO RATA basis even though as a result thereof such new Incremental Term Loans (to the extent required to be maintained as Eurodollar Loans) may effectively have a shorter Interest Period than the then outstanding Borrowings of Term Loans, and it is hereby agreed that, to the extent the Incremental Term Loans are to be so incurred or added to the then outstanding Borrowings of Term Loans which are maintained as Eurodollar Loans, the Lenders that have made such Incremental Term Loans shall be entitled to receive from the Corporation such amounts, as reasonably determined by the respective Lenders, to compensate them for funding the various Incremental Term Loans during an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon rates then applicable thereto). All determinations by any Lender pursuant to the immediately preceding sentence shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          1.20 INCREMENTAL REVOLVING LOAN COMMITMENTS. (a) So long as the Incremental Loan Commitment Requirements are satisfied at the time of the delivery of the request referred to below, the Corporation shall have the right at any time and from time to time and upon at least 5 Business Days' prior written notice to the Administrative Agent, to request on one or more occasions that one or more Lenders (and/or one or more other Persons which will become Lenders as provided below) provide Incremental Revolving Loan Commitments and, subject to the applicable terms and conditions contained in this Agreement, make Revolving Loans pursuant thereto; it being understood and agreed, however, that
(i) no Lender shall be obligated to provide an Incremental Revolving Loan Commitment as a result of any such request by the Corporation, (ii) until such time, if any, as (x) such Lender has agreed in its sole discretion to provide an Incremental Revolving Loan Commitment and executed and delivered to the Administrative Agent an Incremental Revolving Loan Commitment Agreement in respect thereof as provided in clause (b) of this Section 1.20 and (y) the other conditions set forth in Section 1.20(b) shall have been satisfied, such Lender shall not be obligated to fund any Revolving Loans in excess of its Revolving Loan Commitment as in effect prior to giving effect to such Incremental Revolving Loan Commitment provided pursuant to this Section 1.20, (iii) any Lender (or, in the circumstances contemplated by clause (vi) below, any other Person which will qualify as an Eligible Transferee) may so provide an Incremental Revolving Loan Commitment without the consent of any other Lender (other than the Administrative Agent in the circumstances contemplated by the definition of Incremental Loan Commitment Requirements), (iv) each provision of Incremental Revolving Loan Commitments on a given date pursuant to this Section
1.20 shall be in a minimum aggregate amount (for all Lenders (including, in the circumstances contemplated by clause (vi) below, Eligible Transferees who will become Lenders)) of at least $10,000,000 and in integral multiples of $1,000,000 in excess thereof, (v) the aggregate amount of all Incremental Revolving Loan Commitments permitted to be provided pursuant to this Section 1.20, when combined with the aggregate amount of all Incremental Term Loan Commitments permitted to be provided pursuant to Section 1.19, shall not exceed $200,000,000, (vi) if (A) after the Corporation has requested the then existing Lenders (other than Defaulting Lenders) to provide Incremental Revolving Loan Commitments pursuant to this Section 1.20, the Corporation has not received Incremental Revolving Loan Commitments in an aggregate amount equal to that amount of the Incremental Revolving Loan Commitments which the Corporation desires to obtain pursuant to such request (as set forth in the notice provided by the Corporation as provided below) or (B) the Corporation is obligated to request an Incremental Revolving Loan Commitment from one or more Eligible Transferees that is not already a Lender in order to comply with the requirements of subclause (y) of the proviso appearing in Section 1.19(a)(vi), then the Corporation may request Incremental Revolving Loan Commitments from Persons reasonably acceptable to the Administrative Agent and each Issuing Bank which would qualify as Eligible Transferees hereunder in an aggregate amount equal to such deficiency (in circumstances contemplated by preceding clause (A)) or the amount required to comply with the requirements of subclause (y) of the proviso appearing in Section 1.19(a)(vi) (in the circumstances contemplated by preceding subclause (B)), as the case may be, in any such case on terms which are no more favorable to such Eligible Transferee in any respect than the terms offered to the Lenders, PROVIDED that (x) any such Incremental Revolving Loan Commitments provided by any such Eligible Transferee which is not already a Lender shall be in a minimum amount (for such Eligible Transferee) of at least $5,000,000 and (y) any request of Incremental Revolving Loan Commitments from any such Person in the circumstances contemplated by subclause (A) of this clause (vi) above must be accompanied by a request for an

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Incremental Term Loan Commitment from such Person in accordance with the requirements of Section 1.19(a), with the aggregate amount of the Incremental Loan Commitments to be provided by such Person pursuant to such requests to be allocated among the Incremental Term Loan Commitment and the Incremental Revolving Loan Commitment to be provided by such Person on a PRO RATA basis (based on the aggregate outstanding principal amount of all Term Loans at such time and the Total Revolving Loan Commitment as in effect at such time), (vii) in no event shall any Alternate Currency Revolving Loan Sub-Commitment be provided (or be increased) as a result of the provision of Incremental Revolving Loan Commitments pursuant to this Section 1.20 and (viii) all actions taken by the Corporation pursuant to this Section 1.20 shall be done in coordination with the Administrative Agent.

          (b) In connection with the Incremental Revolving Loan Commitments to be provided pursuant to this Section 1.20, (i) the Corporation, the Administrative Agent and each such Lender or other Eligible Transferee (each, an "INCREMENTAL RL LENDER") which agrees to provide an Incremental Revolving Loan Commitment shall execute and deliver to the Administrative Agent an Incremental Revolving Loan Commitment Agreement substantially in the form of Exhibit M (appropriately completed), with the effectiveness of such Incremental RL Lender's Incremental Revolving Loan Commitment to occur upon delivery of such Incremental Revolving Loan Commitment Agreement to the Administrative Agent, the payment of any fees required in connection therewith (including, without limitation, any agreed upon up-front or arrangement fees owing to the Administrative Agent) and the satisfaction of the other conditions in this
Section 1.20(b) to the reasonable satisfaction of the Administrative Agent,
(ii) the Incremental Loan Commitment Requirements and any other conditions precedent agreed to by the Corporation that may be set forth in the respective Incremental Revolving Loan Commitment Agreement shall have been satisfied, and
(iii) the Corporation shall deliver to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Corporation reasonably satisfactory to the Administrative Agent and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Initial Borrowing Date pursuant to Section 5.02 as may be reasonably requested by the Administrative Agent, and such other matters as the Administrative Agent may reasonably request. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Revolving Loan Commitment Agreement, and at such time (i) the Total Revolving Loan Commitment under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Incremental Revolving Loan Commitments, (ii) Schedule I shall be deemed modified to reflect the revised Revolving Loan Commitments of the affected Lenders and
(iii) to the extent requested by any Incremental RL Lender, Dollar Revolving Notes will be issued at the Corporation's expense, to such Incremental RL Lender, to be in conformity with the requirements of Section 1.06 (with appropriate modification) to the extent needed to reflect the new Incremental Revolving Loans made by such Incremental RL Lender.

          (c) In connection with any provision of Incremental Revolving Loan Commitments pursuant to this Section 1.20, the Lenders and the Corporation hereby agree that, notwithstanding anything to the contrary contained in this Agreement, (i) the relevant Borrowers shall, in coordination with the Administrative Agent, (x) repay outstanding Dollar Revolving Loans and/or Alternate Currency Revolving Loans in a given Alternate Currency of certain of the RL Lenders, and incur additional Dollar Revolving Loans and/or Alternate Currency

Revolving Loans in a given Alternate Currency from certain other RL Lenders (including the Incremental RL Lenders) or (y) take such other actions as may be reasonably required by the Administrative Agent (including by requiring new Dollar Revolving Loans or Alternate Currency Revolving Loans in a given Alternate Currency to be incurred and added to then outstanding Borrowings of the respective such Loans, even though as a result thereof such new Loans (to the extent required to be maintained as Euro Rate Loans) may have a shorter Interest Period than the then outstanding Borrowings of the respective such Loans), in each case to the extent necessary so that (I) all of the RL Lenders effectively participate in each outstanding Borrowing of Dollar Revolving Loans PRO RATA on the basis of their Dollar Percentages (determined after giving effect to any increase in the Total Revolving Loan Commitment (and the Non-Alternate Currency Revolving Loan Sub-Commitments of the Incremental RL Lenders) pursuant to this Section 1.20) and (II) all Alternate Currency Lenders with an Alternate Currency Revolving Loan Sub-Commitment in a given Alternate Currency effectively participate in each outstanding Borrowing of Alternate Currency Revolving Loans in such Alternate Currency PRO RATA on the basis of their Alternate Currency RL Percentages as the same relate to such Alternate Currency (determined after giving effect to any increase in the Total Revolving Loan Commitment (and the Non-Alternate Currency Revolving Loan Sub-Commitments of the Incremental RL Lenders) pursuant to this Section 1.20), (ii) the Corporation shall pay to the respective RL Lenders any costs of the type referred to in Section 1.12 in connection with any repayment and/or Borrowing required pursuant to preceding clause (i) and (iii) to the extent Dollar Revolving Loans or Alternate Currency Revolving Loans in a given Alternate Currency are to be so incurred or added to the then outstanding Borrowings of the respective such Loans which are maintained as Euro Rate Loans, the Lenders that have made such Loans shall be entitled to receive from the Borrowers such amounts, as reasonably determined by the respective Lenders, to compensate them for funding the various Revolving Loans during an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon rates then applicable thereto). In coordinating the actions to be taken pursuant to this Section 1.20(c), the Administrative Agent shall act with an eye towards minimizing (but no express obligation to minimize) costs to the Borrowers. All determinations by any Lender pursuant to clause (iii) of the second preceding sentence shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          1.21 MATURITY DATE EXTENSION. So long as the Relevant Extension Requirements are satisfied at the time of the delivery of the notice referred to below, the Corporation may, by a written notice delivered to the Administrative Agent prior to (but not less than 90 days nor more than 180 days prior to) October 9, 2006, request (pursuant to a single such request) that the Maturity Date then in effect be extended to the date which is one year after such then existing Maturity Date. So long as the Relevant Extension Requirements are satisfied on October 9, 2006, the Maturity Date as then in effect shall be extended on such date to October 9, 2007 without any further consent of the Lenders. The Administrative Agent shall notify each Lender of (i) its receipt of the notice of extension described above and (ii) the effectiveness of any extension of the original Maturity Date.

          SECTION 2. LETTERS OF CREDIT.

          2.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions set forth herein, the Corporation may request that any Issuing Bank issue, at any time and from time to

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time on and after the Initial Borrowing Date and prior to the tenth Business Day prior to the Maturity Date (or the 30th day prior to the Maturity Date in the case of Trade Letters of Credit), for the account of the Corporation and for the benefit of (x) any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the Corporation or any of its Subsidiaries, an irrevocable sight standby letter of credit, in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such standby letter of credit, a "STANDBY LETTER OF CREDIT") in support of such L/C Supportable Obligations and (y) sellers of goods, materials and services used in the ordinary course of business of the Corporation or any of its Subsidiaries an irrevocable sight commercial letter of credit in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such commercial letter of credit, a "TRADE LETTER OF CREDIT," and each such Trade Letter of Credit and each Standby Letter of Credit, a "LETTER OF CREDIT") in support of commercial transactions of the Corporation and its Subsidiaries.

          (b) Each Issuing Bank hereby agrees that it will (subject to the terms and conditions contained herein), at any time and from time to time on and after the Initial Borrowing Date and prior to the tenth Business Day prior to the Maturity Date (or the 30th day prior to the Maturity Date in the case of Trade Letters of Credit), following its receipt of the respective Letter of Credit Request, issue for the account of the Corporation, subject to the terms and conditions of this Agreement, one or more Letters of Credit (x) in the case of Standby Letters of Credit, in support of such L/C Supportable Obligations of the Corporation or any of its Subsidiaries as are permitted to remain outstanding without giving rise to a Default or an Event of Default and (y) in the case of Trade Letters of Credit, in support of sellers of goods or materials used in the ordinary course of business of the Corporation or any of its Subsidiaries as referenced in Section 2.01(a), PROVIDED that the respective Issuing Bank shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

          (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Bank as of the date hereof and which such Issuing Bank reasonably and in good faith deems material to it; or

          (ii) such Issuing Bank shall have received a Stop Issue Notice from the Administrative Agent prior to the issuance of such Letter of Credit.

          (c) Schedule 2.01(c) hereto contains a description of all letters of credit issued pursuant to the Existing Credit Agreement and outstanding on the Effective Date (and setting forth, with respect to each such letter of credit, (i) the name of the issuing lender, (ii) the letter of credit number,
(iii) the name(s) of the account party or account parties, (iv) the stated amount

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(which shall be in U.S. Dollars), (v) the name of the beneficiary, (vi) the expiry date and (vii) whether such letter of credit constitutes a standby letter of credit or a trade letter of credit). Each such letter of credit, including any extension or renewal thereof (each, as amended from time to time in accordance with the terms thereof and hereof, an "EXISTING LETTER OF CREDIT") shall constitute a "Letter of Credit" and a "Standby Letter of Credit" or a "Trade Letter of Credit", as the case may be, for all purposes of this Agreement, issued, for purposes of Section 2.05(a), on the Initial Borrowing Date. Any Lender hereunder which has issued an Existing Letter of Credit shall constitute an "Issuing Bank" for all purposes of this Agreement.

          2.02 MAXIMUM LETTER OF CREDIT OUTSTANDINGS; FINAL MATURITIES; ETC. (a) Notwithstanding anything to the contrary contained in this Agreement, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings at such time, would exceed $400,000,000, (ii) no Letter of Credit shall be issued if, after giving effect thereto, (x) the Revolving Credit Exposure of any Lender would exceed its Revolving Loan Commitment as then in effect or (y) the Aggregate Revolving Credit Exposure would exceed the Total Revolving Loan Commitment as then in effect, (iii) each Letter of Credit shall by its terms terminate (A) in the case of Standby Letters of Credit, on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such Standby Letter of Credit may be extendible for successive periods of up to 12 months, but not beyond the tenth Business Day prior to the Maturity Date, on terms acceptable to the Issuing Bank thereof) and (y) the tenth Business Day prior to the Maturity Date and (B) in the case of Trade Letters of Credit, on or before the earlier of (x) the date which occurs 180 days after the date of issuance thereof and (y)
30 days prior to the Maturity Date, (iv) each Letter of Credit shall be denominated in Dollars and (v) the Stated Amount of each Letter of Credit shall be no less than $1,000,000, or such lesser amount as is acceptable to the respective Issuing Bank.

          (b) Notwithstanding the foregoing, if a Lender Default exists, an Issuing Bank shall not be required to issue any Letters of Credit requested to be issued by it unless such Issuing Bank has entered into arrangements satisfactory to it and the Corporation to eliminate such Issuing Bank's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' RL Percentage of the Letter of Credit Outstandings.

          2.03 LETTER OF CREDIT REQUESTS; NOTICES OF ISSUANCE. (a) Whenever it desires that a Letter of Credit be issued for its account, the Corporation shall give the Administrative Agent and the respective Issuing Bank written notice thereof prior to 1:00 P.M. (New York time) at least five Business Days' (or such shorter period as is acceptable to the respective Issuing Bank) prior to the proposed date of issuance (which shall be a Business Day). Each notice shall be in the form of Exhibit D (each, a "LETTER OF CREDIT REQUEST").

          (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Corporation that (i) such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.02 and (ii) all of the applicable conditions set forth in Sections 5 and 6 shall be met at the time of such issuance. Unless the respective Issuing Bank has received notice from the Administrative Agent, whether on its own initiative or at the direction of the Required Lenders, before it issues a Letter of Credit that one or more of the conditions specified in Section 5 are not satisfied on the Initial Borrowing

Date or Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.02 (any such notice, a "STOP ISSUE NOTICE"), then such Issuing Bank may issue the requested Letter of Credit for the account of the Corporation in accordance with such Issuing Bank's usual and customary practices. Upon the issuance of or amendment to any Standby Letter of Credit, the respective Issuing Bank shall promptly notify the Administrative Agent and the Corporation, in writing, of such issuance or amendment, and such notification shall be accompanied by a copy of the issued Standby Letter of Credit or amendment thereto. Upon receipt of such notice, the Administrative Agent shall notify the RL Lenders, in writing, of such issuance or amendment, as the case may be, and if so requested by any RL Lender, the Administrative Agent shall provide such RL Lender with a copy of the Standby Letter of Credit so issued or such amendment, as the case may be. For Trade Letters of Credit issued by an Issuing Bank (other than the Administrative Agent), such Issuing Bank will send to the Administrative Agent by facsimile transmission, promptly on the first Business Day of each week, the daily aggregate Stated Amount of Trade Letters of Credit issued by such Issuing Bank and outstanding during the preceding week. The Administrative Agent shall deliver to each RL Lender, after each calendar month end and upon each payment of the Letter of Credit Fee, a report setting forth for the relevant period the daily aggregate Stated Amount of all outstanding Trade Letters of Credit during such period.

          2.04 LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by the respective Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each RL Lender (other than such Issuing Bank) (each such Lender with respect to any Letter of Credit, in its capacity under this Section 2.04, a "PARTICIPANT"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, in a percentage equal to such Participant's Dollar Percentage, in such Letter of Credit, each drawing or payment made thereunder and the obligations of the Corporation under this Agreement with respect thereto, and any guaranty pertaining thereto (although Letter of Credit Fees shall be paid directly to the Administrative Agent for the ratable account of the RL Lenders based on their Dollar Percentages as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing
Fees); PROVIDED that, upon the occurrence of a Sharing Event, the participations described above shall be automatically adjusted so that each RL Lender shall have a participation in all then outstanding Letters of Credit, and related obligations as described above, in a percentage equal to its RL Percentage (which adjustments shall occur concurrently with the adjustments described in Section 1.17). Upon any change in the Revolving Loan Commitments or Dollar Percentages of the RL Lenders pursuant to this Agreement (or in the circumstances provided in the proviso to the immediately preceding sentence, the RL Percentages of the RL Lenders pursuant to this Agreement), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Dollar Percentages or, in the circumstances described in the proviso to the immediately preceding sentence, the RL Percentages of the various RL Lenders.

          (b) In determining whether to pay under any Letter of Credit, the respective Issuing Bank shall have no obligation relative to the Participants or any other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction), shall not create for such Issuing Bank any resulting liability to the Corporation, any other Credit Party, any Lender or any other Person.

          (c) If any Issuing Bank makes any payment under any Letter of Credit and the Corporation shall not have reimbursed such amount in full to such Issuing Bank pursuant to Section 2.05(a), such Issuing Bank shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the benefit of such Issuing Bank the amount of such Participant's Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Administrative Agent for the benefit of such Issuing Bank, in Dollars, such Participant's Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of the amount of such payment on such Business Day in same day funds; PROVIDED, HOWEVER, that no Participant shall be obligated to pay to the Administrative Agent for the benefit of such Issuing Bank its Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of such unreimbursed amount for any wrongful payment made by such Issuing Bank under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Bank (as finally determined by a court of competent jurisdiction). If and to the extent such Participant shall not have so made its Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of the amount of such payment available to the Administrative Agent for the benefit of such Issuing Bank, such Participant agrees to pay to the Administrative Agent for the benefit of such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the benefit of such Issuing Bank at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Dollar Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter. The failure of any Participant to make available to such Issuing Bank its Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Bank its Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of any unreimbursed payment with respect to a Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the benefit of such Issuing Bank such other Participant's Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of any such payment.

          (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Bank shall pay to the Administrative Agent for the benefit of each Participant which has paid its Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations. The payment required to be made by the respective Issuing Bank to the Administrative Agent pursuant to the preceding sentence shall be made on the day the respective payment of a reimbursement is received by such Issuing Bank (if payment was actually received by such Issuing Bank prior to 12:00 Noon (local time in the city in which such payments are to be made)).

          (e) The obligations of the Participants to make payments to the Administrative Agent for the benefit of each Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever (except as otherwise provided in the proviso to the second sentence of Section 2.04(c)) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

          (ii) the existence of any claim, setoff, defense or other right which any Credit Party or any of its Subsidiaries or Affiliates may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Agent, any Issuing Bank, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Credit Party or any Subsidiary or Affiliate of any Credit Party and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any guaranty for the performance or observance of any of the terms of any of the Credit Documents; or

          (v)     the occurrence of any Default or Event of Default.

          2.05 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Corporation hereby agrees to reimburse the respective Issuing Bank, by making payment in Dollars and in immediately available funds directly to the Administrative Agent at the Payment Office for the benefit of such Issuing Bank, for any payment or disbursement made by such Issuing Bank under any Letter of Credit issued by it (with each such amount so paid, until reimbursed, an "UNPAID DRAWING"), not later than the Business Day after the Administrative Agent or such Issuing Bank notifies the Corporation of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 2:00 P.M. (New York time), on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank is reimbursed by the Corporation therefor at a rate PER ANNUM which shall be the Base Rate in effect from time to time PLUS the Applicable

Margin for Dollar Revolving Loans maintained as Base Rate Loans as in effect from time to time, PROVIDED, HOWEVER, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following the receipt of notice by the Corporation from the Administrative Agent or the respective Issuing Bank of such payment or disbursement or upon the occurrence of a Default or an Event of Default under Section 10.05, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Bank (and until reimbursed by the Corporation) at a rate PER ANNUM which shall be the Base Rate in effect from time to time PLUS the Applicable Margin for Dollar Revolving Loans maintained as Base Rate Loans as in effect from time to time PLUS 2%, in each such case, with interest to be payable on demand, PROVIDED FURTHER, that it is understood and agreed that the notice referred to above in this clause (a) shall not be required to be given if a Default or an Event of Default under Section 10.05 shall have occurred and be continuing (in which case the Unpaid Drawings shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by the Corporation) and shall bear interest at the rate provided in the foregoing proviso). The respective Issuing Bank shall give the Corporation and the Administrative Agent (if not the Issuing Bank under the respective Letter of Credit) prompt written notice of each Drawing under any Letter of Credit, PROVIDED that the failure to give any such notice shall in no way affect, impair or diminish the Corporation's obligations hereunder.

          (b) The obligations of the Corporation under this Section 2.05 to reimburse the respective Issuing Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Corporation may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit (each, a "DRAWING") to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; PROVIDED that the respective Issuing Bank shall be responsible for any damages (excluding consequential damages) to the Corporation for its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in connection with drawings made under a Letter of Credit which did not comply or conform to the terms of the respective Letter of Credit.

          2.06 INCREASED COSTS. If at any time after the date of this Agreement, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Bank or any Participant with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Bank or participated in by any Participant, or (ii) impose on any Issuing Bank or any Participant any other conditions relating, directly or indirectly, to this Agreement; and the result of any of the foregoing is to increase the cost to any Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits or franchise taxes based on net income of such Issuing Bank or such Participant pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), then, upon written demand to the Corporation by such Issuing Bank or any Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Administrative Agent), the Corporation shall pay to such Issuing Bank or such Participant such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.06, will give prompt written notice thereof to the Corporation which notice shall include a certificate submitted to the Corporation by such Issuing Bank or such Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Bank or such Participant. The certificate required to be delivered pursuant to this Section 2.06 shall, absent manifest error, be final and conclusive and binding on the Corporation.

          SECTION 3. COMMITMENT COMMISSION; FEES; REDUCTIONS OF COMMITMENT.

          3.01 FEES. (a) The Corporation agrees to pay to the Administrative Agent in Dollars for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment a commitment commission (the "COMMITMENT COMMISSION") for the period from and including the Effective Date to but excluding the Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate per annum equal to the Applicable Commitment Commission Percentage (as in effect from time to time) on the daily Unutilized Revolving Loan Commitment of such Lender. Accrued Commitment Commission shall be due and payable in arrears on each Quarterly Payment Date and on the Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

          (b) The Corporation agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment (based on their respective Dollar Percentages or, for periods from and after the occurrence of a Sharing Event, their respective RL Percentages) in Dollars, a fee in respect of each Letter of Credit issued for the account of the Corporation hereunder (the "LETTER OF CREDIT FEE"), in each case for the period from and including the date of issuance of the respective Letter of Credit to and including the date of termination of such Letter of Credit (or, in the case of a Trade Letter of Credit, the date of the stated expiration thereof), computed at a rate per annum equal to the Applicable Margin for Revolving Loans maintained as Eurodollar Loans (as in effect from time to time) on the daily average Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable in arrears on each Quarterly Payment Date and on the Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

          (c) The Corporation agrees to pay to each Issuing Bank, for its own account, in Dollars, a facing fee in respect of each Letter of Credit issued for the account of the Corporation by such Issuing Bank (the "FACING FEE"), for the period from and including the date of issuance of such Letter of Credit to and including the date of the termination of such Letter of Credit (or, in the case of a Trade Letter of Credit, the date of stated expiration thereof), computed at a rate equal to 1/4 of 1% per annum of the daily average Stated Amount of such Letter of Credit; PROVIDED that in no event shall the annual Facing Fee with respect to any Letter of Credit be less than $500. Accrued Facing Fees shall be due and payable in arrears on each Quarterly

Payment Date and on the Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

          (d) The Corporation shall pay, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge and the reasonable expenses which the applicable Issuing Bank is generally imposing for payment under, issuance of, or amendment to, Letters of Credit issued by it.

          (e) At the time of the incurrence of each Bankers' Acceptance Loan, Acceptance Fees shall be paid by the respective Alternate Currency Revolving Loan Borrower as required by, and in accordance with, clause (g) of
Schedule III.

          (f) The Corporation shall pay to the Administrative Agent for distribution to each Incremental Loan Lender such fees and other amounts, if any, as are specified in the relevant Incremental Loan Commitment Agreement, with the fees and other amounts, if any, to be payable on the respective Incremental Loan Commitment Date.

          (g)     On the date of the extension of the Maturity Date pursuant to
Section 1.21, the Corporation agrees to pay to the Administrative Agent for the account of each Lender a non-refundable cash extension fee (the "EXTENSION FEE") in an amount equal to 25 basis points (0.25%) of an amount equal to the sum of
(i) the aggregate principal amount of all Term Loans made by each such Lender and outstanding on the such date PLUS (ii) the Revolving Loan Commitment of each such Lender as in effect on such date.

          (h) The Borrowers shall pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing by the Borrowers and the Administrative Agent.

          3.02 VOLUNTARY TERMINATION OR REDUCTION OF TOTAL UNUTILIZED REVOLVING LOAN COMMITMENT. Upon at least three Business Days' prior notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Corporation shall have the right, at any time or from time to time, without premium or penalty, to terminate or partially reduce the Total Unutilized Revolving Loan Commitment; PROVIDED that any partial reduction pursuant to this Section 3.02 shall be in an amount of at least $5,000,000 or, if greater, in integral multiples of $5,000,000 thereof. Each reduction to the Total Unutilized Revolving Loan Commitment pursuant to this Section 3.02 shall apply to reduce the Revolving Loan Commitments of the various RL Lenders PRO RATA based on their respective RL Percentages. At the time of each reduction to the Revolving Loan Commitment of any Lender pursuant to this Section 3.02, the Corporation shall specify the amount of such reduction to apply to the various Alternate Currency Revolving Loan Sub-Commitments of such Lender and to the Non-Alternate Currency Revolving Loan Sub-Commitment of such Lender (the sum of which must equal the reduction to the Revolving Loan Commitment of such Lender); PROVIDED that all Lenders with Alternate Currency Revolving Loan Sub-Commitments relating to a given Alternate Currency shall be treated in a consistent fashion (i.e., with no reductions, or with proportionate reductions, to their respective Alternate Currency Revolving Loan Sub-Commitments) at the time of any reduction to the Total Unutilized Revolving Loan Commitment pursuant to this Section 3.02. In the absence of a designation by the Corporation pursuant to this

Section 3.02, the amount of any reduction to the Revolving Loan Commitment of any Lender pursuant to this Section 3.02 shall apply (i) FIRST, to reduce the Non-Alternate Currency Revolving Loan Sub-Commitment of the respective Lender and (ii) SECOND, to the extent in excess thereof, to reduce the Alternate Currency Revolving Loan Sub-Commitments of such Lender in each case on a PRO RATA basis (based on the respective amounts of the Alternate Currency Revolving Loan Sub-Commitments of such Lender as then in effect).

          3.03 MANDATORY REDUCTION OF COMMITMENTS. (a) The Total Commitment (and the Initial Term Loan Commitment, the Revolving Loan Commitment, each Alternate Currency Revolving Loan Sub-Commitment and the Non-Alternate Currency Revolving Loan Sub-Commitment of each Lender) shall terminate in their entirety on October 10, 2002 unless the Initial Borrowing Date has occurred on or before such date.

          (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Initial Term Loan Commitment shall terminate in its entirety (to the extent not theretofore terminated) on the Initial Borrowing Date (after giving effect to the making of Initial Term Loans on such date).

          (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Incremental Term Loan Commitment (and the Incremental Term Loan Commitment of each Lender with such a Commitment) pursuant to an Incremental Term Loan Commitment Agreement shall terminate in its entirety on the respective Incremental Term Loan Borrowing Date for such Incremental Term Loan Commitment Agreement (after giving effect to the making of Incremental Term Loans on such date).

          (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment, each Alternate Currency Revolving Loan Sub-Commitment and the Non-Alternate Currency Revolving Loan Sub-Commitment of each Lender) shall terminate in its entirety on the earlier of (i) the Maturity Date and (ii) unless the Required Lenders otherwise agree, the date on which a Change of Control occurs.

          (e) Each reduction to the Total Initial Term Loan Commitment, the Total Incremental Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 3.03 (or pursuant to Section 4.02) shall be applied proportionately to reduce the Total Initial Term Loan Commitment, the Total Incremental Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Lender with such a Commitment.

          SECTION 4. PREPAYMENTS; PAYMENTS; TAXES.

          4.01 VOLUNTARY PREPAYMENTS. Each Borrower shall have the right to prepay the Loans made to such Borrower, without premium or penalty, in whole or in part, at any time and from time to time on the following terms and conditions:

          (i) such Borrower shall give the Administrative Agent at the Notice Office written notice (or telephonic notice promptly confirmed in writing) of (1) its intent to prepay such Loans, (2) whether Term Loans, Dollar Revolving Loans, Alternate Currency Revolving Loans or Swingline Loans shall be prepaid, (3) the amount of such prepayment and the Types of Loans to be prepaid and (4) in the case of Euro Rate Loans, the specific Borrowing or Borrowings pursuant to which made. Such notice shall be given by such Borrower prior to 12:00 Noon (local time where the respective Payment Office is located) (x) at least one Business Day prior to the date of such prepayment in the case of Term Loans and Dollar Revolving Loans maintained as Base Rate Loans or Canadian Dollar Revolving Loans maintained as Canadian Prime Rate Loans, (y) on the date of such prepayment in the case of Swingline Loans and (z) at least one Business Day prior to the date of such prepayment in the case of Loans maintained as Euro Rate Loans, which notice (except in the case of Swingline Loans) the Administrative Agent shall promptly transmit to each of the Lenders with Loans of the respective Tranche and Type;

          (ii) each prepayment shall be in an aggregate principal amount at least equal to the Minimum Borrowing Amount for the applicable Tranche and Type of Loans, PROVIDED that if any partial prepayment of Euro Rate Loans made pursuant to any Borrowing shall reduce the outstanding Euro Rate Loans made pursuant to such Borrowing to an amount less than the respective Minimum Borrowing Amount for such Tranche and Type of Loans, then such Borrowing (x) in the case of Dollar Loans, may not be continued as a Borrowing of Euro Rate Loans and any election of an Interest Period with respect thereto shall have no force or effect and (y) in the case of Alternate Currency Revolving Loans, shall be repaid in full at such time;

          (iii) prepayments of Bankers' Acceptance Loans may not be made prior to the maturity date of the respective Bankers' Acceptances;

          (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans, PROVIDED that (x) so long as no Default or Event of Default is then in existence, at any time when the sum of the aggregate principal amount of Dollar Revolving Loans, Competitive Bid Loans, Swingline Loans and Letter of Credit Outstandings exceeds the Total Non-Alternate Currency Revolving Loan Sub-Commitment (with the amount of such excess being herein called the "TOTAL NON-ALTERNATE CURRENCY REVOLVING LOAN SUB-COMMITMENT EXCESS"), the Corporation may, to the extent of such Total Non-Alternate Currency Revolving Loan Sub-Commitment Excess, make prepayments of principal of Dollar Revolving Loans to the Lenders which have, or have Affiliates that have, Alternate Currency Revolving Loan Sub-Commitments on the basis of their Alternate Currency RL Percentages as same relate to a given Alternate Currency (with the respective Borrower to designate the Borrowing or Borrowings, or portions thereof, being prepaid), with the intent of creating availability for subsequent Alternate Currency Revolving Loans in the respective Alternate Currency and (y) at the respective Borrower's election in connection with any prepayment pursuant to this Section 4.01, any prepayment in respect of Revolving Loans shall not be applied to any Revolving Loan of a Defaulting Lender;

          (v) each voluntary prepayment of Term Loans shall apply to reduce the then remaining Scheduled Repayments under each Repayment Schedule on a PRO RATA basis (based upon the then remaining principal amounts of such Scheduled Repayments under the respective Repayment Schedule, after giving effect to all prior reductions thereto); and

          (vi) no Competitive Bid Loan may be prepaid without the consent of the Lender that made such Competitive Bid Loan.

          4.02 MANDATORY REPAYMENTS AND COMMITMENT REDUCTIONS. (a) (i) On any day on which the Aggregate Revolving Credit Exposure exceeds the Total Revolving Loan Commitment as then in effect, the Borrowers shall prepay on such day the principal of outstanding Swingline Loans and, after the Swingline Loans have been repaid in full, the Borrowers shall repay the principal of outstanding Revolving Loans (other than Bankers' Acceptance Loans where the underlying Bankers' Acceptances have not yet matured) (allocated between Dollar Revolving Loans and Alternate Currency Revolving Loans as the Borrowers may elect) in an amount (for this purpose, taking the Dollar Equivalent of payments in any Alternate Currency made with respect to the Alternate Currency Loans) equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans (other than Bankers' Acceptance Loans as referenced in the immediately preceding sentence), the sum of the outstanding Bankers' Acceptance Loans (for this purpose, using the Dollar Equivalent of the Face Amounts thereof), Competitive Bid Loans and Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment then in effect, (I) an amount equal to the lesser of such excess and the then outstanding Face Amount of all Bankers' Acceptances shall be deposited by the respective Alternate Currency Revolving Loan Borrower with the Administrative Agent as cash collateral for the obligations of such Alternate Currency Revolving Loan Borrower to the Alternate Currency Lenders (rounded up to the nearest integral multiple of Cdn.$100,000) in respect of an equivalent Face Amount of outstanding Bankers' Acceptances accepted by the Alternate Currency Lenders which shall be paid to and applied by the Alternate Currency Lenders, in satisfaction of the obligations to the Alternate Currency Lenders of the respective Alternate Currency Revolving Loan Borrower in respect of such Banker's Acceptances, on the maturity date thereof,
(II) to the extent such excess exceeds the amount applied pursuant to preceding clause (I), such remaining excess or, if less, an amount equal to the then outstanding principal amount of Competitive Bid Loans shall be paid by the Corporation to the Administrative Agent to be held as cash collateral for the repayment of such Competitive Bid Loans at maturity and (III) to the extent such excess exceeds the amount applied pursuant to preceding clauses (I) and (II), the respective Borrowers shall pay to the Administrative Agent cash or Cash Equivalents in an amount equal to the amount of such excess (less the amount applied pursuant to preceding clauses (I) and (II)) (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all obligations of the respective Borrowers hereunder and under the other Credit Documents in a cash collateral account (and invested from time to time in Cash Equivalents selected by the Administrative Agent) to be established by the Administrative Agent.

          (ii) If on any date the Dollar Equivalent of the aggregate outstanding principal amount (or Face Amount, as the case may be) of Alternate Currency Revolving Loans incurred in a given Alternate Currency exceeds the sum of the Alternate Currency Revolving Loan Sub-Commitments of the various Alternate Currency Lenders relating to such Alternate Currency as then in effect (or, if less in the case of Canadian Dollar Revolving Loans, the Total Canadian Revolving Loan Sub-Commitment as then in effect, after giving effect to any adjustments pursuant to Section 1.18), the respective Alternate Currency Revolving Loan Borrowers shall prepay on such day the principal of outstanding Alternate Currency Revolving Loans (for this purpose, taking the Dollar Equivalent of payments in any Alternate Currency made with respect to Alternate Currency Revolving Loans) made in the respective Alternate Currency (other than Bankers' Acceptance Loans where the underlying Bankers' Acceptances have not matured) equal to such excess. In the case of Canadian Dollar Revolving Loans, if after giving effect to the prepayment of all outstanding Canadian Dollar Revolving Loans (other than Bankers' Acceptance Loans where the underlying Bankers' Acceptances have not yet matured), the sum of the aggregate Face Amount of outstanding Bankers' Acceptance Loans (for this purpose, using the Dollar Equivalent of the Face Amounts thereof) exceeds the sum of the Alternate Currency Revolving Loan Sub-Commitments of the various Alternate Currency Lenders relating to Canadian Dollars as then in effect (or, if less, the Total Canadian Dollar Revolving Loan Sub-Commitment as then in effect, after giving effect to any adjustments pursuant to Section 1.18), an amount equal to such excess shall be deposited by the respective Alternate Currency Revolving Loan Borrower with the Administrative Agent as cash collateral for the obligations of the respective Alternate Currency Revolving Loan Borrower to the Alternate Currency Lenders (rounded up to the nearest integral multiple of Cdn.$100,000) in respect of an equivalent Face Amount of outstanding Bankers' Acceptances accepted by the Alternate Currency Lenders which shall be paid to and applied by the Alternate Currency Lenders, in satisfaction of the obligations to the Alternate Currency Lenders of the respective Alternate Currency Revolving Loan Borrower in respect of such Banker's Acceptances, on the maturity date thereof.

          (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Corporation shall be required to repay that principal amount of Term Loans, to the extent then outstanding, as is set forth opposite such date under the Repayment Schedule then in effect (each such repayment, as the same may be reduced as provided in Section 4.01, a "SCHEDULED REPAYMENT," and each such date, a "SCHEDULED REPAYMENT DATE"):

             Scheduled Repayment Date               Column A          Column B
             ------------------------               --------          --------
        last Business Day in September, 2004      $ 25,000,000      $ 25,000,000
        last Business Day in December, 2004       $ 25,000,000      $ 25,000,000
        last Business Day in March, 2005          $ 25,000,000      $ 25,000,000
        last Business Day in June, 2005           $ 25,000,000      $ 25,000,000
        last Business Day in September, 2005      $ 25,000,000      $ 25,000,000
        last Business Day in December, 2005       $ 25,000,000      $ 25,000,000
        last Business Day in March, 2006          $ 25,000,000      $ 25,000,000
        last Business Day in June, 2006           $ 25,000,000      $ 25,000,000
        October 9, 2006                           $100,000,000      $          0
        last Business Day in September, 2006      $          0      $ 25,000,000
        last Business Day in December, 2006       $          0      $ 25,000,000
        last Business Day in March, 2007          $          0      $ 25,000,000
        October 9, 2007                           $          0      $ 25,000,000

If the Corporation incurs any Incremental Term Loans pursuant to Section 1.01(f), then the Scheduled Repayment amounts set forth (x) in Column A opposite the date October 9, 2006 and (y) in Column B opposite the date October 9, 2007 shall each be deemed to be increased by an amount equal to the aggregate principal amount of the Incremental Term Loans so incurred.

          (c)     With respect to each repayment of Loans required by this
Section 4.02, the respective Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Euro Rate Loans and Bankers' Acceptance Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, PROVIDED that: (i) in the case of repayments of Dollar Loans, repayments of Eurodollar Loans of the respective Tranche pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Euro Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the respective Minimum Borrowing Amount for the respective Tranche and Type of Loan, such Borrowing (x) in the case of Dollar Loans, shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans and (y) in the case of Alternate Currency Revolving Loans, shall be repaid in full at the end of the then current Interest Period; (iii) no repayment of Bankers' Acceptance Loans may be made prior to the maturity date of the related Bankers' Acceptances; and (iv) each repayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans. In the absence of a designation by the respective Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

          (d) Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date, (ii) all then outstanding Competitive Bid Loans shall be repaid in full on the respective Competitive Bid Loan Maturity Date, (iii) all then outstanding Term Loans and Revolving Loans shall be repaid in full on the Maturity Date and (iv) unless the Required Lenders otherwise agree, all then outstanding Loans shall be repaid in full on the date on which a Change of Control occurs.

          4.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (local time in the city in which the Payment Office for the respective payments is located) on the date when due and shall be made in (x) Dollars in immediately available funds at the appropriate Payment Office of the Administrative Agent in respect of any obligation of the Borrowers under this Agreement except as otherwise provided in the immediately following clause (y) and (y) subject to the provisions of Section 1.17, the relevant Applicable Currency in immediately available funds at the appropriate Payment Office of the Administrative Agent, if such payment is made in respect of (i) principal of, the Face Amount of or interest on Alternate Currency Loans, or
(ii) any increased costs, indemnities or other amounts owing with respect to Alternate Currency Loans (or Commitments relating thereto), in the case of this clause (ii) to the extent the respective Lender which is charging same denominates the amounts owing in the relevant Applicable Currency. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 12:00 Noon (local time in the city in which such payments are to be made)) like funds relating to the payment of principal, interest or Fees ratably to the Lenders entitled thereto. Any payments under this Agreement which are made later than 12:00 Noon (local time in the city in which such payments are to be made) shall be deemed to have been made on the next succeeding Business Day.

Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest and fees shall be payable at the applicable rate during such extension.

          4.04 NET PAYMENTS. (a) All payments made by any Borrower hereunder (including, in the case of the Corporation, in its capacity as a Guarantor pursuant to Section 14) or under any Note will be made without setoff, deduction, counterclaim or other defense. Except as provided in Sections 4.04(b) and (c), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "TAXES"). If any Taxes are so levied or imposed, the respective Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the respective Borrower agrees to reimburse each Lender, upon the written request of such Lender, for any additional amount of taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The respective Borrower will furnish to the Administrative Agent and the applicable Lender within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of official tax receipts evidencing such payment by the respective Borrower. Each Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

          (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Corporation and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.14 or 13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of U.S. Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) or 1001 (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or
(ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either U.S. Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "SECTION 4.04(b)(ii) CERTIFICATE") and (y) two accurate and complete original signed copies of U.S. Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) or W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Corporation and the Administrative Agent two new accurate and complete original signed copies of U.S. Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to the benefits of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Corporation and the Administrative Agent of its inability to deliver any such Form or Certificate in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to the last sentence of Section 13.04(b) and the immediately succeeding sentence, (x) each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Corporation U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrowers shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if
(I) such Lender has not provided to the Corporation the U.S. Internal Revenue Service Forms required to be provided to the Corporation pursuant to this
Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), each Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence (x) as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes or (y) as a result of the purchase of a participation as required by Section 1.17 following the occurrence of a Sharing Event.

          (c) Each Lender shall use reasonable efforts (consistent with legal and regulatory restrictions and subject to overall policy considerations of such Lender) to file any certificate

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or document or to furnish any information as reasonably requested by the respective Borrower pursuant to any applicable treaty, law or regulation if the making of such filing or the furnishing of such information would avoid the need for or reduce the amount of any additional amounts payable by the respective Borrower and would not, in the sole discretion of such Lender, be disadvantageous to such Lender.

          SECTION 5. CONDITIONS PRECEDENT TO INITIAL CREDIT EVENTS. The obligation of each Lender to make Loans, and the obligation of any Issuing Bank to issue Letters of Credit, on the Initial Borrowing Date, is subject to the satisfaction of the following conditions:

          5.01 EXECUTION OF AGREEMENT; NOTES. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders (subject to Section 1.06(i)) the appropriate Notes executed by the appropriate Borrower, in each case in the amount, maturity and as otherwise provided herein.

          5.02 OPINIONS OF COUNSEL. On the Initial Borrowing Date, the Agents shall have received from (i) Sidley Austin Brown & Wood LLP, special counsel to the Credit Parties, an opinion addressed to the Agents and each of the Lenders and dated the Initial Borrowing Date in the form set forth as Exhibit F-1, (ii) Lionel Sawyer & Collins, special Nevada counsel to the Credit Parties, an opinion addressed to the Agents and each of the Lenders and dated the Initial Borrowing Date in the form set forth as Exhibit F-2, (iii) Ballard Spahr Andrews & Ingersoll, LLP, special Maryland counsel to the Corporation, an opinion addressed to the Agents and each of the Lenders and dated the Initial Borrowing Date in the form set forth as Exhibit F-3, and (iv) such other special and local counsel as may be reasonably required by any Agent, an opinion addressed to the Agents and the Lenders and dated the Initial Borrowing Date, and in each case covering such other matters incident to the transactions contemplated herein as any Agent may reasonably request.

          5.03 CORPORATE DOCUMENTS; PROCEEDINGS; ETC. (a) On the Initial Borrowing Date, the Agents shall have received a certificate of each Credit Party, dated the Initial Borrowing Date, signed by an Authorized Officer of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit G with appropriate insertions, together with copies of the declaration of trust, certificate of incorporation or partnership agreement (or other equivalent organizational document) and by-laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Agents.

          (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Agents and the Required Lenders, and the Agents shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals and good standing certificates if any, which the Agents reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          5.04 FEES, ETC. On the Initial Borrowing Date, all costs, fees and expenses, and all other costs contemplated by this Agreement, due to the Agents and the Lenders (including, without limitation, legal fees and expenses) shall have been paid to the extent then due.

          5.05 REFINANCING; ETC. (a) On or prior to the Initial Borrowing Date, the total commitments in respect of the Indebtedness to be Refinanced shall have been terminated, and all loans and notes issued thereunder shall have been repaid in full, together with interest thereon (or, in the case of Existing Bankers' Acceptances, continued as Bankers' Acceptances hereunder pursuant to
Section 1.15(b)), all letters of credit issued thereunder shall have been terminated (or, in the case of Existing Letters of Credit, incorporated hereunder as Letters of Credit pursuant to Section 2.01(c)), and all other amounts owing pursuant to Indebtedness to be Refinanced shall have been repaid in full and all documents in respect of the Indebtedness to be Refinanced and, subject to Section 13.18, all guarantees with respect thereto shall have been terminated or released and be of no further force or effect except for continuing indemnification obligations described therein.

          (b)     Subject to Section 13.18, on the Initial Borrowing Date,
(i) all guaranties (other than those of Sheraton) in respect of the Existing Senior Notes described in clauses (i) and (ii) of the definition thereof shall have been terminated and be of no further force or effect and (ii) each Subordination Agreement (as defined in the Existing Credit Agreement) shall have been terminated or released.

          (c) Subject to Section 13.18, on the Initial Borrowing Date, all security interests and Liens on the assets owned by the Corporation or any of its Subsidiaries granted in connection with, or to secure, the Designated Indebtedness shall have been terminated and released. The Agents shall have received such releases of security interests in and Liens on the assets owned by the Corporation and its Subsidiaries as may have been reasonably requested by the Agents, which releases shall be in form and substance reasonably satisfactory to the Agents. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Corporation or any of its Subsidiaries, or their respective predecessors in interest, in connection with the security interests created with respect to the Designated Indebtedness and the documentation related thereto and (ii) all collateral owned by the Corporation or any of its Subsidiaries in the possession of any of the creditors in respect of the Designated Indebtedness or any collateral agent or trustee under any related security document shall have been returned to the Corporation or such Subsidiary, as the case may be.

          (d) On or prior to the Initial Borrowing Date, there shall have been delivered to the Agents true and correct copies of the Refinancing Documents, which Refinancing Documents shall be in full force and effect, and the terms and conditions of each of the Refinancing Documents shall be in form and substance satisfactory to the Agents.

          5.06 OUTSTANDING INDEBTEDNESS AND PREFERRED STOCK. (a) On the Initial Borrowing Date, and after giving effect to the transactions described above, the Corporation and its Subsidiaries shall have no outstanding Indebtedness or Preferred Stock other than (i) Indebtedness pursuant to this Agreement, (ii) the Class A Exchangeable Preferred Shares,

(iii) the Class B Exchangeable Preferred Shares, (iv) the Partnership Units, (v) the Preferred Stock issued by certain Subsidiaries of the Corporation described on Schedule 5.06 hereto and (vi) the Scheduled Existing Indebtedness identified in Schedule 7.17 hereto (with, in the case of Intercompany Existing Indebtedness, normal fluctuations in the outstanding principal amounts thereof from the date of such Schedule), which shall remain outstanding and in effect after giving effect to the Transaction, with no defaults or events of default existing thereunder, with such exceptions as are satisfactory to the Agents.

          (b) On or prior to the Initial Borrowing Date, each Credit Party that is an obligor with respect to Intercompany Debt and each Subsidiary of the Corporation that is an obligee with respect to any Intercompany Debt shall have duly authorized, executed and delivered a Subordination Agreement in the form of Exhibit J (as amended, modified or supplemented from time to time, the "SUBORDINATION AGREEMENT"), and the Subordination Agreement shall be in full force and effect.

          5.07 ADVERSE CHANGE, ETC. (a) On or prior to the Initial Borrowing Date, nothing shall have occurred (and neither any Agent nor the Lenders shall have become aware of any facts, conditions or other information not previously known to it) which any Agent or the Required Lenders shall determine has had or could reasonably be expected to have a Material Adverse Effect.

          (b) All necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with any Credit Event and the Transaction, the other transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents, or imposes materially adverse conditions upon, the consummation of any Credit Event, the Transaction or the other transactions contemplated by the Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon any Credit Event or the Transaction or the other transactions contemplated by the Documents.

          5.08 LITIGATION. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement, any other Document or any documentation executed in connection herewith or therewith or the transactions contemplated hereby or thereby, or which any Agent or the Required Lenders shall reasonably determine has had, or could reasonably be expected to have, a Material Adverse Effect.

          5.09 SHERATON GUARANTY. On the Initial Borrowing Date, Sheraton shall have duly authorized, executed and delivered a guaranty in the form of Exhibit H (as amended, modified or supplemented from time to time, the "SHERATON GUARANTY"), guaranteeing, INTER ALIA, all of the obligations of each of the Borrowers as more fully provided therein, and the Sheraton Guaranty shall be in full force and effect.

          5.10 PROJECTIONS; SOLVENCY CERTIFICATE. On or prior to the Initial Borrowing Date, there shall have been delivered to the Lenders:

          (i) projected financial and cash flow statements for the Corporation and its Subsidiaries for the period from the Initial Borrowing Date to and including at least December 31, 2006 (the "PROJECTIONS"), which Projections (x) shall reflect the forecasted financial condition, income and expenses and cash flows of the Corporation and its Subsidiaries after giving effect to the Transaction and the related financing thereof and the other transactions contemplated hereby and thereby and (y) shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders; and

          (ii) a solvency certificate from the chief financial officer or treasurer of the Corporation in form and substance satisfactory to the Agents and the Required Lenders, addressed to the Agents and the Lenders and dated the Initial Borrowing Date, setting forth the conclusions that, after giving effect to the Transaction, the Corporation and its Subsidiaries, taken as a whole, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, will not be left with unreasonably small capital with which to engage in their business and will not have incurred debts beyond their ability to pay debts as they mature.

          SECTION 6. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date and on each Incremental Loan Commitment Date, but excluding Mandatory Borrowings to be made thereafter, which shall be made as provided in Section 1.01(d)), and the obligation of any Issuing Bank to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

          6.01 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

          6.02 REQUIREMENTS OF LAW. The occurrence of the respective Credit Event on such date does not violate any Requirement of Law and is not enjoined, temporarily, preliminarily or permanently and no litigation shall be pending or threatened, which in the good faith judgment of any Agent or the Required Lenders would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the respective Credit Event or any Credit Party's obligations with respect thereto.

          6.03 NOTICE OF BORROWING; COMPETITIVE BID LOANS; LETTER OF CREDIT REQUEST. (a) Prior to the making of each Loan (excluding Swingline Loans and Competitive Bid Loans), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of any Swingline Loan, the Swingline Lender shall have received the notice required by Section 1.03(b)(i). Prior to the making of any Competitive Bid Loans, all of the applicable conditions specified in Section
1.04 shall have been satisfied.

          (b) Prior to the issuance of each Letter of Credit, the Administrative Agent (if not the Issuing Bank therefor) and the respective Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 2.03.

          6.04 ELECTION TO BECOME A ALTERNATE CURRENCY REVOLVING LOAN BORROWER. Prior to the incurrence of any Revolving Loans by an Alternate Currency Revolving Loan Borrower (other than the Corporation) on or after the Effective Date which has not theretofore complied with the requirements of this Section 6.04, the following additional conditions shall be satisfied:

          (i) such new Alternate Currency Revolving Loan Borrower shall have duly authorized, executed and delivered to the Administrative Agent an Election to Become an Alternate Currency Revolving Loan Borrower in the form of Exhibit I, which shall be in full force and effect;

          (ii) such Alternate Currency Revolving Loan Borrower shall have duly authorized, executed and delivered to the Administrative Agent for the account of each of the Alternate Currency Lenders (subject to Section 1.06(i)) the appropriate Alternate Currency Revolving Notes in the amount, maturity and as otherwise provided herein; and

          (iii) to the extent not previously accomplished, such Alternate Currency Revolving Loan Borrower shall have duly authorized, executed and/or delivered to the Administrative Agent such other certificates, resolutions, opinions and writings that would have been required to be delivered pursuant to Section 5 if such Alternate Currency Revolving Loan Borrower had been subject to such Section on the Effective Date, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

          The acceptance of the proceeds of each Loan or the making of each Letter of Credit Request (occurring on the Initial Borrowing Date and thereafter) shall constitute a representation and warranty by each Credit Party to the Agents and each of the Lenders that all the conditions specified in
Section 5 (with respect to Credit Events on the Initial Borrowing Date) and in this Section 6 (with respect to Credit Events on and after the Initial Borrowing
Date) and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders.

          SECTION 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each Borrower makes the following representations, warranties and agreements, in each case after giving effect to (or, in the case of representations and warranties made on the Initial Borrowing Date, concurrently with the consummation of) the

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Transaction, all of which shall survive the execution and delivery of this
Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

          7.01 EXISTENCE; COMPLIANCE WITH LAW. Each Credit Party and each of its Subsidiaries (i) is a real estate investment trust or a corporation, limited liability company or limited partnership, or a qualified REIT subsidiary as specified herein, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation; (ii) is duly qualified as a foreign corporation, limited liability company, limited partnership or REIT subsidiary and in good standing under the laws of each jurisdiction where such qualification is necessary, except for failures which in the aggregate could not reasonably be expected to have a Material Adverse Effect; (iii) has all requisite corporate, limited liability company, partnership or other power and authority and the legal right to own, pledge and mortgage its properties, to lease (as lessee) the properties that it leases as lessee, to lease or sublease (as lessor) the properties it owns and/or leases (as lessee) and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its declaration of trust or certificate of formation, by-laws, regulations or partnership or operating agreement or other organizational documents, as appropriate; (v) is in compliance with all other applicable Requirements of Law except for such non-compliances as in the aggregate could not reasonably be expected to have a Material Adverse Effect; and (vi) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, leasing and conduct, except for licenses, permits, consents or approvals the failure to obtain, file or give notice of, in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          7.02 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. (a) The execution, delivery and performance by each Credit Party of the Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby:

          (i) are within such Credit Party's corporate, partnership, limited liability company or trust powers, as appropriate;

          (ii) have been duly authorized by all necessary corporate, partnership, limited liability company or trust action, as appropriate, including, without limitation, the consent of stockholders, general and/or limited partners and members where required;

          (iii) do not and will not (A) contravene any Credit Party's or any of its Subsidiary's respective declaration of trust, certificate of incorporation or formation or by-laws, regulations, partnership agreement, operating agreement or other comparable governing documents, (B) violate any other applicable Requirement of Law (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Governmental Authority or arbitrator, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of any Credit Party or any of its Subsidiaries or (D) result in the creation or imposition of any Lien upon any of the Assets of any Credit Party or any of its Subsidiaries; and

          (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained or made, and each of which is in full force and effect.

          (b) This Agreement and each of the other Documents has been duly executed and delivered by each Credit Party which is a party thereto. This Agreement and each other Document constitutes the legal, valid and binding obligation of each Credit Party which is a party thereto, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditor's rights and remedies generally.

          7.03 FINANCIAL STATEMENTS; FINANCIAL CONDITION; UNDISCLOSED LIABILITIES; PROJECTIONS; ETC. (a) The consolidated financial statements and financial statement schedules of the Corporation and its Subsidiaries, as of December 31, 1999, 2000 and 2001, filed with the SEC as part of the Corporation's annual report on Form 10-K, fairly present in all material respects the consolidated results of operations of the Corporation and its Subsidiaries for the respective Fiscal Years ended on such dates, and the consolidated financial position of the Corporation and its Subsidiaries as at the dates of such balance sheets. Furthermore, the consolidated financial statements of the Corporation and its Subsidiaries, as at June 30, 2002 and for the six-month period ended on such date, fairly present in all material respects the consolidated results of operations of the Corporation and its Subsidiaries for the six-month period ended on such date, and the consolidated financial position of the Corporation and its Subsidiaries at the date of such balance sheet. All such financial statements have been prepared in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes in the case of the June 30, 2002 financial statements.

          (b) Since December 31, 2001 (but, for this purpose, assuming that the Transaction had been consummated on such date), nothing has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect.

          (c) On and as of the Initial Borrowing Date, after giving effect to the Transaction and to all Indebtedness (including the Loans) being incurred or assumed and Liens created by the Credit Parties in connection therewith, (a) the sum of the assets, at a fair valuation, of the Corporation and its Subsidiaries taken as a whole and each Borrower on a stand-alone basis will exceed their respective debts; (b) the Corporation and its Subsidiaries taken as a whole and each Borrower on a stand-alone basis have not incurred and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature; and (c) the Corporation and its Subsidiaries taken as a whole and each Borrower on a stand-alone basis will have sufficient capital with which to conduct their respective businesses. For purposes of this Section 7.03(c), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (d) Except as disclosed in the financial statements delivered pursuant to Section 7.03(a) and the Indebtedness incurred in connection with the Transaction, there were as of the Initial Borrowing Date no liabilities or obligations with respect to the Corporation or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, has had or could reasonably be expected to have a Material Adverse Effect. As of the Initial Borrowing Date, no Borrower knows of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not disclosed in the financial statements delivered pursuant to Section 7.03(a) which, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

          (e) On and as of the Initial Borrowing Date, the Projections have been prepared in good faith and are based on reasonable assumptions under the then known facts and circumstances, and there are no statements or conclusions in any of the Projections which are based upon or include information known to any Borrower to be misleading in any material respect or which knowingly fail to take into account material information regarding the matters reported therein; it being understood, however, that nothing contained herein shall constitute a representation that the results forecasted in such Projections will in fact be achieved. On the Initial Borrowing Date, each Borrower believes that the Projections are reasonable and attainable based upon the then known facts and circumstances, it being understood that nothing contained herein shall constitute a representation that the results forecasted in such Projections will in fact be achieved.

          7.04 LITIGATION. There are no pending or, to the best knowledge of any Borrower, threatened actions, investigations or proceedings affecting the Corporation, any of its Subsidiaries or any other Credit Party, or any of their respective Assets or revenues before any court, Governmental Authority or arbitrator, that in the aggregate have had, or could reasonably be expected to have, a Material Adverse Effect. The performance of any action by any Credit Party required or contemplated by any of the Documents is not, to the best knowledge of any Borrower, restrained or enjoined (either temporarily, preliminarily or permanently), and, to the best knowledge of each Borrower, no material adverse condition has been imposed by any Governmental Authority or arbitrator upon any of the foregoing transactions contemplated by the aforementioned documents.

          7.05 TRUE AND COMPLETE DISCLOSURE. All factual information (other than the Projections, which are covered in Section 7.03(e)) (taken as a whole) furnished by any Credit Party in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Documents and the Bank Information Memorandum), is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

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

          7.06 USE OF PROCEEDS. (a) All proceeds of the Initial Term Loans will be used by the Corporation (i) to finance the Transaction and (ii) to pay fees and expenses related to the Transaction.

          (b) All proceeds of the Incremental Term Loans will be used by the Corporation for the Corporation's and its Subsidiaries' general corporate and working capital purposes.

          (c) The proceeds of Revolving Loans, Swingline Loans and Competitive Bid Loans incurred by the respective Borrower will be used for (x) the purposes set forth in preceding clause (a) and (y) such Borrower's and its (or their) Subsidiaries' general corporate and working capital purposes.

          (d) Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X.

          (e) At the time of each Credit Event occurring on or after the Initial Borrowing Date, not more than 25% of the value of the assets of the Corporation and its Subsidiaries taken as a whole will constitute Margin Stock.

          7.07 TAXES. All federal, state, local and foreign tax returns, reports and statements (collectively, the "TAX RETURNS") required to be filed by the Corporation and its Subsidiaries or any Tax Affiliate thereof have been filed with the appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed. All such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof, except where contested in good faith and by appropriate proceedings if (i) adequate reserves therefor have been established on the books of the Corporation, such Subsidiary or such Tax Affiliate in conformity with GAAP and
(ii) all such non-payments in the aggregate have, and will have, no Material Adverse Effect. Proper and accurate amounts have been withheld by the Corporation and each of its Subsidiaries and Tax Affiliates from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Except as otherwise disclosed on Schedule 7.07, none of the Corporation or any of its Subsidiaries or Tax Affiliates has (i) executed or filed with the U.S. Internal Revenue Service any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges; (ii) agreed or been requested to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise; or (iii) any obligation under any written tax sharing agreement.

          7.08 COMPLIANCE WITH ERISA. (a) Except as would not result in any material liability, each Plan (and each related trust, insurance contract or fund) is in compliance with its terms and, except as would not result in any material liability, with all applicable laws, including, without limitation, ERISA and the Code; except as would not result in a material liability, each Plan (and each related trust, if any) which is intended to be qualified under
Section 401(a) of the

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Code has received or is in the process of seeking a determination letter from the U.S. Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; except as would not result in a material liability, no Reportable Event has occurred during the last 5 years; except as would not result in a material liability, no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; except as would not result in a material liability, no Plan which is not a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) has an Unfunded Current Liability; except as would not result in a material liability, no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Sections 303 or 304 of ERISA; except as would not result in a material liability, all contributions required to be made with respect to a Plan by any Borrower or a Subsidiary of any Borrower or an ERISA Affiliate have been timely made; no Borrower nor any Subsidiary of any Borrower nor any ERISA Affiliate has incurred any liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212
of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan which could reasonably be expected to result in a Material Adverse Effect; no condition exists which presents a risk to any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code which could reasonably be expected to result in a Material Adverse Effect; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA which could reasonably be expected to result in a Material Adverse Effect; except as would not result in any material liability, no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrowers and their Subsidiaries and their ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed an amount which would have a Material Adverse Effect; except as would not result in any material liability, each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of any Borrower, any Subsidiary of any Borrower, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; except as would not result in a material liability, no lien imposed under the Code or ERISA on the assets of any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrowers and their Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan the obligations with respect to which could reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, with respect to Plans that are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) and Plans that are not currently maintained by any Borrower, any Subsidiary of any Borrower or any ERISA

Affiliate, the representations and warranties in this Section 7.08 are made to the best knowledge of the Borrowers.

          (b) Except as would not result in any material liability, each Foreign Pension Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Except as would not result in a material liability, all contributions required to be made with respect to a Foreign Pension Plan have been timely made. Except as would not result in any material liability, no Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the most recently ended Fiscal Year of the Corporation on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities to an extent which could reasonably be expected to have a Material Adverse Effect.

          (c) The assets of the Corporation and each other Credit Party do not constitute "plan assets" within the meaning of DOL Regulation Section 2510.3-101.

          7.09 PROPERTY. Each of the Corporation and each of its Subsidiaries has good and indefeasible title to all material properties owned by it, and a valid leasehold interest in all material property leased by it, including (in each case) all material property reflected in the most recent historical balance sheet referred to in Section 7.03(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as otherwise permitted by the terms of this Agreement), free and clear of all Liens, other than Permitted Liens.

          7.10 STATUS AS A REIT. Starwood REIT is organized in conformity with the requirements for qualification as a real estate investment trust under the Code. Starwood REIT has met all of the requirements for qualification as a real estate investment trust under the Code for the Fiscal Year ended December 31, 2001. Starwood REIT is in a position to qualify for its current Fiscal Year as a real estate investment trust under the Code and its proposed methods of operation will enable it to so qualify.

          7.11 COMPLIANCE WITH STATUTES, ETC. Each Borrower and each of its Subsidiaries is in compliance with all Requirements of Law, except such noncompliances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          7.12 INVESTMENT COMPANY ACT. Neither any Credit Party nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          7.13 PUBLIC UTILITY HOLDING COMPANY ACT. Neither any Credit Party nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

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          7.14 ENVIRONMENTAL MATTERS. (a) Each Borrower and each of its
Subsidiaries have complied with, and on the date of such Credit Event are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of each Borrower, threatened Environmental Claims against any Borrower or any of its Subsidiaries (including any such Environmental Claim arising out of the ownership or operation by any Borrower or any of its Subsidiaries of any Real Property no longer owned or operated by any Borrower or any of its Subsidiaries) or any Real Property owned or operated by any Borrower or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences with respect to the business or operations of any Borrower or any of its Subsidiaries or any Real Property owned or operated by any Borrower or any of its Subsidiaries (including any Real Property formerly owned or operated by any Borrower or any of its Subsidiaries but no longer owned or operated by any Borrower or any of its Subsidiaries) or, to the best knowledge of any Borrower, any real property adjoining or adjacent to any such Real Property that would reasonably be expected (i) to form the basis of an Environmental Claim against any Borrower or any of its Subsidiaries or any Real Property owned or operated by any Borrower or any of its Subsidiaries, or (ii) to cause any Real Property owned or operated by any Borrower or any of its Subsidiaries to be subject to any restrictions imposed by Environmental Laws on the nature of the use or the transferability of such Real Property by any Borrower or any of its Subsidiaries under any applicable Environmental Law.

          (b) Hazardous Materials have not been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by any Borrower or any of its Subsidiaries where such generation, use, treatment, storage or transportation has violated or would reasonably be expected to violate any applicable Environmental Law. Hazardous Materials have not been Released on or from any Real Property owned or operated by any Borrower or any of its Subsidiaries where such Release has violated or would reasonably be expected to violate any applicable Environmental Law.

          (c) Notwithstanding anything to the contrary in preceding clauses (a) and (b) of this Section 7.14, the representations made in preceding clauses (a) and (b) of this Section 7.14 shall not be untrue unless the aggregate effect of all violations, Environmental Claims, facts, circumstances, conditions, occurrences, restrictions, failures and noncompliances subject to or governed by Environmental Laws would reasonably be expected to have a Material Adverse Effect.

          7.15 LABOR RELATIONS. No Borrower or any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against any Borrower or any of its Subsidiaries or, to the best knowledge of each Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against any Borrower or any of its Subsidiaries or, to the best knowledge of each Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against any Borrower or any of its Subsidiaries or, to the best knowledge of each Borrower, threatened against any Borrower or any of its Subsidiaries and
(iii) to the best knowledge of each Borrower, no union representation question existing with respect to the employees of any Borrower or any of its Subsidiaries and, to the best knowledge of each Borrower, no union organizing activities are taking place, except (with respect to any matter

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specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

          7.16 INTELLECTUAL PROPERTY, LICENSES, FRANCHISES AND FORMULAS. Each Borrower and each of its Subsidiaries owns, or has the right to use, all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises, proprietary information (including, but not limited to, rights in computer programs and databases) and formulas, or other rights with respect to the foregoing, or has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a Material Adverse Effect.

          7.17 SCHEDULED EXISTING INDEBTEDNESS, ETC. (a) Schedule 7.17 sets forth a true and complete list of all Indebtedness of the Corporation and each of its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction (excluding the Loans and the Letters of Credit, the "SCHEDULED EXISTING INDEBTEDNESS"), in each case, showing the aggregate principal amount thereof and the name of the respective borrower and any Credit Party or any of its Subsidiaries which directly or indirectly guaranteed such debt and describing any security therefor. Part I of Schedule
7.17 lists all Scheduled Existing Indebtedness owed to any Person other than the Credit Parties and their Subsidiaries (collectively, "THIRD PARTY EXISTING INDEBTEDNESS") and Part II of Schedule 7.17 lists all Scheduled Existing Indebtedness (with such normal fluctuations in the principal amount thereof since the date of such Schedule) owed to any other Credit Party or any Subsidiary thereof (the "INTERCOMPANY EXISTING INDEBTEDNESS").

          (b) After giving effect to the Collateral and Guaranty Release, the Existing Senior Notes described in clauses (i) and (ii) of the definition thereof are not guaranteed by any Person other than Sheraton. As of the Initial Borrowing Date, the Existing Senior Notes described in clause (iii) of the definition thereof are not guaranteed by any Person other than the Corporation.

          SECTION 8. AFFIRMATIVE COVENANTS. Each Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations (other than contingent indemnification obligations) incurred hereunder and thereunder, are paid in full:

          8.01 INFORMATION COVENANTS. The Borrowers will furnish to the Lenders:

          (a) QUARTERLY FINANCIAL STATEMENTS. Within 55 days after the close of the first three quarterly accounting periods in each Fiscal Year of the Corporation, (i) the consolidated balance sheet of the Corporation and its Subsidiaries as at the end of such quarterly accounting period, and the related consolidated statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior Fiscal Year, all of which shall be certified by the chief financial officer of the Corporation (or by the Senior Vice President and Treasurer or

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Senior Vice President and Corporate Controller of the Corporation), subject only to normal year-end audit adjustments and the absence of footnotes and (ii) management's discussion and analysis of the important operational and financial developments during the quarterly and year-to-date periods.

          (b) ANNUAL FINANCIAL STATEMENTS. Within 100 days after the close of each Fiscal Year of the Corporation, (i) the consolidated balance sheet of the Corporation and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of income and retained earnings and of cash flows for such Fiscal Year setting forth comparative figures for the preceding Fiscal Year and certified (without qualification) by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a report of such accounting firm stating that in the course of its regular audit of the respective financial statements, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and (ii) management's discussion and analysis of the important operational and financial developments during the respective Fiscal Year.

          (c) BUDGETS. (x) On January 31 of each Fiscal Year, a budget (including budgeted statements of income and sources and uses of cash and balance sheets) for each of the four fiscal quarters of such Fiscal Year prepared by the Corporation (on a consolidated basis) in reasonable detail and in form reasonably satisfactory to the Administrative Agent and accompanied by the statement of a senior financial officer of the Corporation to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

          (d) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in Sections 8.01(a) and (b), a certificate of the chief financial officer of the Corporation (or by the Senior Vice President and Treasurer or Senior Vice President and Corporate Controller of the Corporation), in form satisfactory to the Agents, to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall
(x) set forth in reasonable detail the calculations required to establish whether the Borrowers and their Subsidiaries were in compliance with the provisions of Sections 4.02, 9.01, 9.04, 9.05, 9.06 and 9.08 at the end of such fiscal quarter or Fiscal Year, as the case may be, (y) set forth its Unsecured Debt Ratings and (z) set forth the calculations required to establish the Applicable Margin and Applicable Commitment Commission Percentage.

          (e) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within five Business Days (or ten Business Days in the case of following clause
(ii)) after any Authorized Officer of any Borrower obtains actual knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and (ii) any litigation or governmental investigation or proceeding pending (x) against any Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, (y) with respect to any material Indebtedness of any Borrower or any of its Subsidiaries or (z) with respect to any Document.

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          (f)     OTHER REPORTS AND FILINGS. The Corporation shall promptly
notify the Agents after any Borrower or any Subsidiary files with, or delivers to, the Securities and Exchange Commission (or any successor thereto) (the "SEC") (x) any Form 8-K, Form 10-Q or Form 10-K or (y) any financial information, proxy material, registration statement or report which contains information materially adverse to the Corporation or any of its Subsidiaries, and, if requested by any Agent or Lender, shall furnish it with a copy thereof.

          (g) ENVIRONMENTAL MATTERS. Promptly upon, and in any event within fifteen Business Days after, an Authorized Officer of any Borrower obtains knowledge thereof, notice of one or more of the following matters subject to or governed by Environmental Laws (in each case, describing in reasonable detail the nature of the respective Environmental Matter and the respective Borrower's or Subsidiary's intended response thereto), unless such Environmental Matters would not, individually or when aggregated with all other such Environmental Matters, be reasonably expected to have a Material Adverse Effect:

          (i) any pending or threatened Environmental Claim against such Borrower or any of its Subsidiaries or any Real Property owned or operated by such Borrower or any of its Subsidiaries;

          (ii) any condition or occurrence on or arising from any Real Property owned or operated by such Borrower or any of its Subsidiaries that
     (a) results in noncompliance by such Borrower or any of its Subsidiaries with any applicable Environmental Law or (b) would reasonably be expected to form the basis of an Environmental Claim against such Borrower or any of its Subsidiaries or any such Real Property;

          (iii) any condition or occurrence on any Real Property owned or operated by such Borrower or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the nature of the use or transferability by the respective Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

          (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Materials on any Real Property owned or operated by such Borrower or any of its Subsidiaries as required by any Environmental Law or any Governmental Authority (with the items described in this clause (iv) and above in preceding clauses (i) through (iii) being herein called, collectively, "ENVIRONMENTAL MATTERS").

In addition, each Borrower or any of its Subsidiaries will provide the Lenders with copies of all communications between such Borrower or any of its Subsidiaries and any Governmental Authority relating to Environmental Laws which could reasonably be expected to have a Material Adverse Effect.

          (h) OTHER INFORMATION. From time to time, such other information or documents (financial or otherwise) with respect to any Borrower or any of its Subsidiaries as either Agent or any Lender may reasonably request.

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          8.02 BOOKS, RECORDS AND INSPECTIONS. Each Borrower will, and the
Corporation will cause each Subsidiary to, keep proper books of record and accounts in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Upon prior notice, each Borrower will, and the Corporation will cause each Subsidiary to, permit officers and designated representatives of any Agent or any Lender to visit and inspect, during regular business hours and under guidance of officers of such Borrower or such Subsidiary, any of the properties of such Borrower or such Subsidiary, and to examine the books of account of such Borrower or such Subsidiary and discuss the affairs, finances and accounts of such Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as such Agent or such Lender may request.

          8.03 MAINTENANCE OF INSURANCE. Each Borrower will, and the Corporation will cause each of its Subsidiaries to, maintain (either in the name of such Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance in such types and in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against by companies of established repute engaged in the same or a similar business (including, if so required, terrorism insurance) and as is otherwise reasonably acceptable to the Administrative Agent, and will furnish to the Lenders, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried. Notwithstanding the foregoing, each Borrower may self-insure with respect to such risks with respect to which companies of established repute engaged in the same or similar business in the same general area usually self-insure; PROVIDED that the terms of such self-insurance (including any reserves established in connection therewith) shall be reasonably acceptable to the Administrative Agent.

          8.04 CORPORATE FRANCHISES. Each Borrower will, and the Corporation will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; PROVIDED, HOWEVER, that nothing in this Section 8.04 shall prevent (i) transactions permitted under
Section 9.02, (ii) the liquidation of any Subsidiary (which Subsidiary is not itself a Credit Party) if the Corporation determines that such liquidation could not reasonably be expected to have a Material Adverse Effect or (iii) the withdrawal by any Borrower or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal would not reasonably be expected to have a Material Adverse Effect.

          8.05 COMPLIANCE WITH STATUTES, ETC. (a) Each Borrower will, and the Corporation will cause each of its Subsidiaries to, comply with all Requirements of Law (including, without limitation, all Environmental Laws and the rules and regulations thereunder), except such noncompliances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Borrower nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated by such Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for Hazardous Materials generated, used, treated, stored, Released or disposed of at, or transported to or from, any such Real Properties in compliance in all material respects with all applicable Environmental Laws and as is reasonably required in connection with the operation, use and maintenance of the business or operations of such Borrower or any of its Subsidiaries.

          (b) Within 5 Business Days after the Corporation is required by applicable law, statute, rule or regulation, the Corporation shall file (or cause to be filed) with the SEC all reports, financial information and certifications required by applicable law, statute, rule or regulation.

          8.06 ERISA. As soon as reasonably practicable and, in any event, within fifteen (15) days after any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Corporation will deliver, or cause to be delivered, to the Lenders a certificate of the chief financial officer, treasurer or controller of the Corporation setting forth the reasonable details as to such occurrence and the action, if any, that such Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given or filed by such Borrower, such Subsidiary, the Plan Administrator or such ERISA Affiliate to or with the PBGC or any other government agency, or a Plan participant and any notices received by such Borrower, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan participant with respect thereto: that a Reportable Event has occurred (except to the extent that any Borrower has previously delivered to the Lenders a notice (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may reasonably be expected to be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made by any Borrower or a Subsidiary of any Borrower or an ERISA Affiliate with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may reasonably be expected to be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate will or could reasonably be expected to incur any material increase in liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of
ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that any Borrower or any Subsidiary of any Borrower could reasonably be expected to incur any material increase in liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. Each Borrower will deliver to such Lender (i) upon the request of such Lender, a complete copy of the annual report (on U.S. Internal Revenue Service Form 5500-series) of each Plan which is not a multiemployer plan (as defined in Section 4001(a)(3) of ERISA)(including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the U.S. Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PBGC or any other governmental agency with respect to any Plan pursuant to Section 4010 of ERISA. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of any records, documents or other information required to be furnished to the PBGC or any other governmental agency, and any material notices received by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than fifteen (15) days after the date such records, documents, and/or information has been furnished to the PBGC or any other governmental agency or such notice has been received by any Borrower, any Subsidiary or any ERISA Affiliate, as applicable. Notwithstanding the foregoing, no statement or notice described in this Section 8.06 shall be required to be provided unless the event or events to which such statement or notice relate could individually or in the aggregate be expected to result in liability to the Corporation, its Subsidiaries and their ERISA Affiliates in excess of $5,000,000.

          8.07 END OF FISCAL YEARS; FISCAL QUARTERS. The Corporation will cause
(i) each of its, and each of its Subsidiaries', Fiscal Years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on dates which are consistent with a Fiscal Year ending December 31.

          8.08 PERFORMANCE OF OBLIGATIONS. Each Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          8.09 MAINTENANCE OF PROPERTIES. Each Borrower will, and the Corporation will cause each of its Subsidiaries to, keep all property necessary to the business of such Borrower and each such Subsidiary in good working order and condition, ordinary wear and tear excepted, except such non-compliances with the foregoing as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          8.10 REIT REQUIREMENTS. Starwood REIT shall operate its business at all times so as to satisfy all requirements necessary to qualify as a real estate investment trust under Sections 856 through 860 of the Code. Starwood REIT will maintain adequate records so as to comply with all record-keeping requirements relating to the qualification of Starwood REIT as a real estate investment trust as required by the Code and applicable regulations of the Department of Treasury promulgated thereunder and will properly prepare and timely file with the U.S. Internal Revenue Service all returns and reports required thereby.

          8.11 PAYMENT OF TAXES. Each Borrower will, and the Corporation will cause each of its Subsidiaries to, pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien not otherwise permitted under Section 9.01(i); PROVIDED that no Borrower or any of its Subsidiaries will be required to pay any such tax, assessment, charge, levy or claim which (x) is being contested in good faith and by appropriate proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles and (y) would not reasonably be expected to have a Material Adverse Effect.

          8.12 OWNERSHIP OF CERTAIN SUBSIDIARIES. At all times after the Initial Borrowing Date, (i) the Corporation shall own, directly or indirectly, at least ninety percent (90%) of the Capital Stock of Sheraton and (ii) the Corporation shall maintain, directly or indirectly, voting control of Starwood REIT as well as 100% of the Class A shares of Starwood REIT, which shares shall at all times represent greater than 50% of the economic interest in the Capital Stock of Starwood REIT.

          8.13 ASSIGNED STARWOOD NOTE; ETC. At all times on and after the Initial Borrowing Date, the Assigned Starwood Note LLC shall at all times own (subject to no Liens) the Assigned Starwood Note.

          SECTION 9. NEGATIVE COVENANTS. Each of the Borrowers hereby covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations (other than contingent indemnification obligations) incurred hereunder and thereunder, are paid in full:

          9.01 LIENS. No Borrower will, nor will any Borrower permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of such Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase or leaseback such property or assets (including sales of accounts receivable with recourse to such Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; PROVIDED that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "PERMITTED LIENS"):

          (i) inchoate Liens for taxes, assessments or governmental or quasi-governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental or quasi-governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

          (ii) Liens in respect of property or assets of any Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the property and assets of such Borrower and its Subsidiaries taken as a whole or materially impair the use thereof in the operation of the business of such Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

          (iii) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Schedule 9.01 ("EXISTING LIENS"), and giving effect to any renewals, replacements and extensions of such Liens, in each case so long as (x) the principal amount of the obligations secured thereby is not increased as a result thereof (except to the extent any such incremental obligations are independently justified under (and applied as a utilization of the basket described in)
     Section 9.01(xv) below) and (y) such renewals, replacements and extensions do not result in Liens applying to any Assets which are not already subject to the Liens securing the respective obligations being renewed, replaced or extended;

          (iv) licenses, leases, sublicenses or subleases granted to other Persons not materially interfering with the conduct of the business of any Borrower and its Subsidiaries taken as a whole;

          (v) Liens upon assets of any Borrower or its Subsidiaries (I) subject to Capitalized Lease Obligations, (II) arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within 90 days after the respective purchase) of assets acquired after the Effective Date or
     (III) securing Non-Recourse Indebtedness incurred to finance construction projects, PROVIDED that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation, such purchase money Indebtedness or such Non-Recourse Indebtedness, as the case may be,
     (y) the Lien encumbering the asset or assets giving rise to such Capitalized Lease Obligation, purchase money Indebtedness or Non-Recourse Indebtedness, as the case may be, does not encumber any other asset of such Borrower or any Subsidiary of such Borrower and (z) the aggregate amount of all such purchase money Indebtedness and Non-Recourse Indebtedness (subject to Liens pursuant to this clause (v)) which amortizes or is otherwise required to be paid prior to the Maturity Date shall at no time exceed $150,000,000;

          (vi) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and, except in the case of those arising out of a governmental taking or threatened governmental taking, not materially interfering with the conduct of the business of any Borrower or any of its Subsidiaries;

          (vii) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by any Borrower or any of its Subsidiaries in the ordinary course of business;

          (viii) Liens arising out of the existence of judgments, decrees or awards not constituting an Event of Default under Section 10.08, PROVIDED that no cash or property is deposited or delivered to secure the respective judgment or award (or any appeal bond in respect thereof);

          (ix) statutory and common law landlords' liens under leases to which any Borrower or any of its Subsidiaries is a party;

          (x) Liens on property or assets acquired pursuant to an acquisition permitted by Section 9.02, or on property or assets of a Subsidiary of any Borrower acquired in accordance with said Section 9.02, in each case in existence at the time such acquisition is consummated, PROVIDED that such Liens are not incurred in connection with or in contemplation or anticipation of such acquisition and do not attach to any other asset of such Borrower or any of its Subsidiaries;

          (xi) Liens on Assets of Starwood Vacation or any of its Subsidiaries securing the SVO Debt;

          (xii) Liens placed upon equipment or machinery used in the ordinary course of business of any Borrower or any of its Subsidiaries at the time of acquisition thereof by such Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment or machinery or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, PROVIDED that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (xii) shall not at any time exceed $5,000,000 and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of such Borrower or such Subsidiary;

          (xiii) intercompany Indebtedness owed by and among the Corporation, any of its Wholly-Owned Subsidiaries and, so long as SLT Realty Limited Partnership is a Subsidiary of the Corporation at least 95% of the Capital Stock of which is directly or indirectly owned by the Corporation, SLT Realty Limited Partnership and its Wholly-Owned Subsidiaries may be secured by any Assets (but excluding Capital Stock or other equity interests in any Persons) of the respective such obligor, so long as (x) any Subsidiary of the Corporation which is an obligee with respect to any such Indebtedness owed by a Credit Party shall have entered into the Subordination Agreement and (y) any such intercompany Indebtedness owed by a Credit Party shall at all times be subject to the provisions of the Subordination Agreement as, and to the extent, required thereby;

          (xiv) Liens on Capital Stock acquired by Starwood Italia after the Initial Borrowing Date securing Indebtedness of Starwood Italia as, and to the extent required by, the CIGA Euro Loan Agreement; and

          (xv) Liens on Assets of the Corporation or any of its Subsidiaries securing Indebtedness and not otherwise permitted by the foregoing clauses
     (i) through (xiv), so long as (I) the sum of: (x) the aggregate amount of the outstanding Indebtedness secured by such Liens, PLUS (y) the aggregate outstanding amount of the SVO Debt (if any) which is recourse to the Corporation or any of its Subsidiaries (other than Starwood Vacation and its Subsidiaries), PLUS (z) the aggregate outstanding principal amount of Additional Unsecured Subsidiary Indebtedness (without duplication of any Contingent Obligations in respect of primary obligations constituting Additional Unsecured Subsidiary Indebtedness), does not exceed at any time 5% of Consolidated Net Tangible Assets (determined as of the date of the most recent incurrence of such Liens or Indebtedness (or any increase thereof) by reference to the then most recent date for which the Corporation has delivered (or was required to deliver, if such delivery has not been made) its financial statements under Section 8.01(a) or (b), as applicable) and (II) the Assets so encumbered have a value (as determined in good faith by senior management of the Corporation) reasonably related to the amount of the Indebtedness secured thereby.

Notwithstanding the foregoing, in no event shall Assigned Starwood Note LLC create, incur or assume any Lien on or with respect to its property or assets.

          9.02 CONSOLIDATION, MERGER, PURCHASE OR SALE OF ASSETS, LEASE OBLIGATIONS, ETC. No Borrower will, nor will any Borrower permit any of its Subsidiaries to, enter into transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets (other than inventory, goods, materials or equipment (in each case other than Real Property) in the ordinary course of business), or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, goods, materials and equipment in the ordinary course of business) of any Person, unless: (i) no Specified Default or Event of Default then exists or would result therefrom, (ii) calculations are made by the Corporation demonstrating compliance with the covenants contained in Sections 9.05, 9.06 and 9.08 for the Reference Period, on a PRO FORMA Basis, as if the respective transaction had occurred on the first day of such Reference Period, (iii) in the case of a merger or consolidation or the acquisition of assets, the Person, business, assets or product line so acquired pursuant to the respective transaction, was engaged or used, as the case may be, primarily in a business permitted by Section 9.07, (iv) in the case of a merger or consolidation involving any Alternate Currency Revolving Loan Borrower (other than the Corporation), an Alternate Currency Revolving Loan Borrower is the surviving corporation of such merger or consolidation, (v) in the case of a merger or consolidation involving the Corporation or Sheraton, the Corporation or Sheraton, as the case may be, shall be the surviving corporation of such merger or consolidation, PROVIDED that the Corporation or Sheraton, as the case may be, shall not be required to be the surviving corporation of such merger or consolidation, so long as (x) the respective entity which survives such merger or consolidation assumes all of the obligations of the Corporation or Sheraton under the Credit Documents to which it is a party pursuant to documentation reasonably satisfactory to the Administrative Agent and the Required Lenders,
(y) the Required Lenders shall have consented thereto on such additional terms and conditions satisfactory to them and (z) such surviving entity shall have delivered such opinions of counsel and such other documentation (including revised Notes and evidence of good standing) as shall be reasonably requested by the Administrative Agent or any Lender and (vi) in the case of a Significant

Acquisition or Significant Disposition, the Corporation shall have delivered an officer's certificate (together with related calculations) to the Administrative Agent demonstrating compliance with preceding clauses (i) and (ii); PROVIDED HOWEVER, that no Alternate Currency Revolving Loan Borrower (other than the Corporation) shall be permitted to merge or consolidate with the Corporation or Sheraton, unless the Corporation is the surviving corporation of such merger or consolidation.

          9.03 RESTRICTED PAYMENTS. No Borrower will, nor will any Borrower permit any of its Subsidiaries to, authorize, declare or pay any Dividends, except that:

          (i) any Subsidiary of the Corporation may authorize, declare and pay cash Dividends to the Corporation or to any Wholly-Owned Subsidiary of the Corporation; and

          (ii) the Corporation and any of its Subsidiaries may authorize, declare or pay Dividends from time to time (in addition to those permitted pursuant to preceding clause (i)), so long as (x) no Specified Default or Event of Default exists at the time of the respective authorization, declaration or payment or would exist immediately after giving effect thereto and (y) calculations are made by the Corporation establishing compliance with the financial covenants contained in Sections 9.05, 9.06 and 9.08 for the Reference Period, on a PRO FORMA Basis (giving effect to the payment of the respective Dividend).

          9.04 SUBSIDIARY INDEBTEDNESS. The Corporation will not permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist any Unsecured Indebtedness for borrowed money or any Contingent Obligations in respect of such Indebtedness, except:

          (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (ii) Contingent Obligations of Sheraton (to the extent Sheraton remains a Guarantor) representing guaranties of Unsecured Indebtedness for borrowed money incurred by the Corporation after the Effective Date;

          (iii) Scheduled Existing Indebtedness outstanding on the Initial Borrowing Date and listed on Schedule 7.17, including any subsequent extension, renewal or refinancing thereof ("REFINANCING INDEBTEDNESS"), PROVIDED that (I) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, renewed or refinanced (except to the extent any such incremental Refinancing Indebtedness is independently justified under (and applied as a utilization of the basket described in) Section 9.04(v) below); (II) such Refinancing Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Indebtedness so extended, renewed or refinanced; (III) if the Indebtedness being extended, renewed or refinanced is subordinated in right of payment to the Obligations under this Agreement, such Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being extended, renewed or refinanced; (IV) if the Indebtedness being extended, renewed or refinanced is Non-Recourse Indebtedness, the Refinancing Indebtedness shall be Non-Recourse Indebtedness; (V) no Refinancing Indebtedness shall have different obligors, or greater guarantees or security, than the Indebtedness being extended, renewed or refinanced ; and (VI) any Scheduled Existing Indebtedness constituting Intercompany Existing Indebtedness (and any Refinancing Indebtedness in respect thereof) owing (or incurred) by a Credit Party shall at all times be subject to the provisions of the Subordination Agreement as, and to the extent, required thereby;

          (iv) any Subsidiary of the Corporation may incur intercompany loans from the Corporation or any other Subsidiary of the Corporation; PROVIDED that (x) any Subsidiary of the Corporation making any intercompany loan to any Credit Party pursuant to this clause (iv) shall have entered into the Subordination Agreement and (y) any intercompany loan incurred by a Credit Party pursuant to this clause (iv) shall at all times be subject to the provisions of the Subordination Agreement as, and to the extent, required thereby; and

          (v) such additional Indebtedness not otherwise permitted pursuant to preceding clauses (i), (ii), (iii) and (iv) (such Indebtedness permitted by this clause (v), the "ADDITIONAL UNSECURED SUBSIDIARY INDEBTEDNESS"), so long as the sum of: (x) the aggregate outstanding amount of such Additional Unsecured Subsidiary Indebtedness (without duplication of any Contingent Obligation in respect of primary obligations constituting Additional Unsecured Subsidiary Indebtedness), PLUS (y) the aggregate amount of the SVO Debt (if any) which is recourse to the Corporation or any of its Subsidiaries (other than Starwood Vacation and its Subsidiaries), PLUS (z) the aggregate outstanding principal amount of Indebtedness secured by Liens incurred in reliance on Section 9.01(xv), does not exceed 5% of Consolidated Net Tangible Assets (determined as of the date of the most recent incurrence of such Indebtedness or Liens (or any increase thereof) by reference to the then most recent date for which the Corporation has delivered (or was required to deliver, if such delivery has not been made) its financial statements under Section 8.01(a) or (b), as applicable) at any time.

          9.05 CONSOLIDATED INTEREST COVERAGE RATIO. The Corporation will not permit the Consolidated Interest Coverage Ratio for any Test Period ending during a period described below to be less than the ratio set forth opposite such period below:

           Period                                                 Ratio
           -------                                                -----
           December 31, 2002-                                     2.50:1.00
           June 30, 2006

           After June 30, 2006                                    2.75:1.00

          9.06 MAXIMUM CONSOLIDATED LEVERAGE RATIO. The Corporation will not permit the Consolidated Leverage Ratio on the last day of any fiscal quarter set forth below to be greater than the ratio set forth opposite such fiscal quarter below:

          Fiscal Quarter Ending                                 Ratio
          ---------------------                                 -----
          December 31, 2002                                     5.25:1.00
          March 31, 2003                                        5.25:1.00
          June 30, 2003                                         5.25:1.00

          September 30, 2003                                    5.00:1.00
          December 31, 2003                                     5.00:1.00

          March 31, 2004                                        4.75:1.00
          June 30, 2004                                         4.75:1.00

          Each fiscal quarter ending on or after                4.50:1.00
          September 30, 2004 and on or prior to
          June 30, 2006

          Each fiscal quarter ending after                      4.00:1.00
          June 30, 2006

          9.07 BUSINESS. No Borrower will, nor will any Borrower permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the Hotel Business. Neither Starwood Vacation nor any of its Subsidiaries shall (and no Borrower shall permit Starwood Vacation or any of its Subsidiaries to) engage (directly or indirectly) in any business other than the Timeshare Business.

          9.08 UNENCUMBERED EBITDA RATIO. The Corporation will not permit the ratio of Encumbered EBITDA to Consolidated EBITDA for any Test Period to be greater than 0.36:1.00.

          9.09 RESTRICTION ON INCURRENCE OF INTERCOMPANY DEBT, ETC. (a) No Borrower will, nor will the Corporation permit any other Credit Party to, contract, create, incur or suffer to exist any Intercompany Debt, unless (x) the Subsidiary of the Corporation which is the obligee with respect to such Intercompany Debt is a party to the Subordination Agreement and (y) such Intercompany Debt (including, without limitation, the Intercompany Mortgage Note and the Assigned Starwood Note) is subordinated in right of payment to the Obligations of the respective Credit Party obligated with respect to such Intercompany Debt as, and to the extent, required by the Subordination Agreement.

          (b) Notwithstanding anything to the contrary contained in this Agreement, the Corporation will not permit Assigned Starwood Note LLC to create, incur, assume or suffer to exist any Indebtedness.

          9.10 NO NEGATIVE PLEDGE. The Corporation shall not, and shall not permit any Subsidiary to, enter into any agreement or arrangement that prohibits or restricts the Corporation or any of its Subsidiaries from granting any Lien in favor of the Lenders (or any collateral agent for the benefit of the Lenders) other than (i) any ratable sharing of Liens provisions governing any of the Senior Notes or any other senior Indebtedness permitted hereunder, in each case, to the extent such provisions shall be satisfied by the granting of Liens thereunder in favor of the Lenders and the holders of such other Indebtedness (or any collateral agent on behalf of such creditors), (ii) any prohibition created in connection with any Lien permitted by Section 9.01 to the extent applicable only to the property subject to such Lien and (iii) any such restriction contained in this Agreement.

          SECTION 10. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each, an "EVENT OF DEFAULT"):

          10.01 PAYMENTS. Any Borrower shall (i) default in the payment when due of any principal of (or any Face Amount of, as the case may be) any Loan or any Note or (ii) default, and such default shall continue unremedied for two or more Business Days, in the payment when due of any interest on any Loan or Note, any Unpaid Drawing (or the interest thereon) or any Fees or any other amounts owing hereunder or thereunder; or

          10.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered to any Agent or any Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          10.03 COVENANTS. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(e)(i), 8.04 (but only to the extent arising from the failure of any Credit Party to preserve and keep in full force and effect its existence), 8.07,
8.10 or 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any other Credit Document (other than those set forth in Sections 10.01 and 10.02 and clause (i) of this Section 10.03) and such default as described in this clause
(ii) shall continue unremedied for a period of 30 days after written notice thereof to any Borrower by the Administrative Agent or the Required Lenders; or

          10.04 DEFAULT UNDER OTHER AGREEMENTS. (i) Any Credit Party or any of their Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations and Non-Recourse Indebtedness) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations and Non-Recourse Indebtedness) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, without any further notice (other than a notice of acceleration, if required) or any further lapse of time, such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Obligations and Non-Recourse Indebtedness) of any Credit Party or any of their Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, PROVIDED that it shall not be a Default or an Event of Default under this Section 10.04 unless the principal amount of any one issue of such Indebtedness, or the aggregate principal amount of all such Indebtedness as described in preceding clauses (i) and (ii) is at least $100,000,000 (or, in the case of currencies other than Dollars, the Dollar Equivalent thereof); or

          10.05 BANKRUPTCY, ETC. Any Credit Party or any of its Subsidiaries (excluding Insignificant Subsidiaries) shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); or an involuntary case is commenced against any Credit Party or any of its Subsidiaries (excluding Insignificant Subsidiaries), and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of any Credit Party or any of its Subsidiaries (excluding Insignificant Subsidiaries), or any Credit Party or any of its Subsidiaries (excluding Insignificant Subsidiaries) commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, bankruptcy, insolvency, receivership, administration, winding up or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Credit Party or any of its Subsidiaries (excluding Insignificant Subsidiaries), or there is commenced against any Credit Party or any of its Subsidiaries (excluding Insignificant Subsidiaries) any such proceeding under any such law of any jurisdiction which remains undismissed for a period of 60 days, or any Credit Party or any of its Subsidiaries (excluding Insignificant Subsidiaries) is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Credit Party or any of its Subsidiaries (excluding Insignificant Subsidiaries) suffers any appointment of any custodian, administrator, administrative receiver, receiver, trustee or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Credit Party or any of its Subsidiaries (excluding Insignificant Subsidiaries) makes a general assignment for the benefit of creditors; or any corporate action is taken by any Credit Party or any of its Subsidiaries (excluding Insignificant Subsidiaries) for the purpose of effecting any of the foregoing; or

          10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, ..67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971
or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or any Borrower or any Subsidiary of any Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect; or

          10.07 GUARANTIES. Except in accordance with the express terms of the respective Guaranty, any Guaranty or any provision thereof shall cease to be in full force or effect as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to such Guaranty; or

          10.08 JUDGMENTS. One or more judgments or decrees shall be entered against any Borrower or any Subsidiary of any Borrower involving in the aggregate for the Borrowers and their Subsidiaries a liability (to the extent not paid or covered by a reputable and solvent insurance company (with any portion of any judgment or decree not so covered to be included in any determination hereunder)) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments exceeds $25,000,000 (or in the case of currencies other than Dollars, the Dollar Equivalent thereof); or

          10.09 CHANGE OF CONTROL. A Change of Control shall occur;

          10.10 REIT STATUS. Starwood REIT shall cease, for any reason, to maintain its status as a real estate investment trust under Sections 856 through 860 of the Code and such failure shall cause or give rise to a Material Adverse Effect; or

          10.11 SUBORDINATION AGREEMENT. The Subordination Agreement or any material provision thereof shall cease to be in full force or effect as to any party thereto, or any party to the Subordination Agreement or Person acting by or on behalf of such party shall deny or disaffirm such party's obligations thereunder, or any party to the Subordination Agreement shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of any Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (PROVIDED that, if an Event of Default specified in Section 10.05 shall occur with respect to any Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur immediately and automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of, the Face Amount of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder (including Unpaid

Drawings) and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the relevant Borrowers to pay (and the relevant Borrowers agree that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section
10.05 with respect to any Borrower, they will pay) to the Administrative Agent at the appropriate Payment Office such additional amount of cash, to be held as security by the Administrative Agent for the respective Borrower's reimbursement obligations in respect of Letters of Credit then outstanding, as is equal to the aggregate Stated Amount of all Letters of Credit then outstanding for the account of such Borrower; (v) apply any cash collateral held pursuant to Section
4.02 to the repayment of the Obligations; and (vi) direct the appropriate Alternate Currency Revolving Loan Borrowers to pay (and each Alternate Currency Revolving Loan Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to any Borrower, it will pay) to the Administrative Agent (without duplication) all amounts required to be paid pursuant to clause (j) of Schedule III.

          SECTION 11. DEFINITIONS AND ACCOUNTING TERMS.

          11.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "ABSOLUTE RATE" shall mean an interest rate (rounded to the nearest ..0001) expressed as a decimal.

          "ACCEPTANCE FEE" shall mean, in respect of a Bankers' Acceptance, a fee calculated on the Face Amount of such Bankers' Acceptance at a rate per annum equal to the Applicable Margin that would be payable with respect to a Revolving Loan maintained as a Eurodollar Loan drawn on the Drawing Date of such Bankers' Acceptance. Acceptance Fees shall be calculated on the basis of the term to maturity of the Bankers' Acceptance and a year of 365 days.

          "ACQUISITION" shall mean the acquisition of all or any portion of the assets (including Hotels) or all or any portion of the Capital Stock of any Person.

          "ADDITIONAL SUBSIDIARIES GUARANTY" shall mean the guaranty of the Additional Subsidiary Guarantors pursuant to Section 13.18(a).

          "ADDITIONAL SUBSIDIARY GUARANTOR" shall mean each Subsidiary of the Corporation (other than Sheraton) party to the Existing Credit Agreement or the Guaranty (as defined in the Existing Credit Agreement) immediately prior to the consummation of the Transaction.

          "ADDITIONAL UNSECURED SUBSIDIARY INDEBTEDNESS" shall have the meaning provided in Section 9.04.

          "ADJUSTMENT DATE" shall have the meaning provided in Section 1.18(b).

          "ADMINISTRATIVE AGENT" shall have the meaning provided in the first paragraph of this Agreement.

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED that beneficial ownership of 10% or more of the voting securities, of a Person shall be deemed to be control.

          "AGENT" shall mean each of DB in its capacity as Administrative Agent, and JPMorgan Chase Bank in its capacity as Syndication Agent; PROVIDED that (x) for purposes of Section 12 and 13.01, the term "Agent" shall include DB (and any of its affiliates) acting as agent and/or collateral agent under the Additional Subsidiaries Guaranty and the Pledge and Security Agreement, as the case may be, and with respect to its taking of any actions pursuant to Section 13.18 and (y) for purposes of Section 12 (other than Section 12.09) and Section 13.01, the term "Agent" shall include the Co-Documentation Agents and the Joint Lead Arrangers.

          "AGGREGATE NON-ALTERNATE CURRENCY REVOLVING EXPOSURE" at any time shall mean the sum of (i) the aggregate principal amount of all Dollar Revolving Loans, Swingline Loans and Competitive Bid Loans then outstanding and (ii) the aggregate amount of all Letter of Credit Outstandings at such time.

          "AGGREGATE REVOLVING CREDIT EXPOSURE" at any time means the sum of (i) the aggregate principal amount of all Revolving Loans then outstanding (for this purpose, (x) at all times prior to the occurrence of any Sharing Event and the automatic conversion of Alternate Currency Revolving Loans to Dollar Revolving Loans pursuant to Section 1.17, using the Dollar Equivalent of the principal amount or Face Amount, as the case may be, of each Alternate Currency Revolving Loan then outstanding and (y) at all times after any occurrence as described in preceding clause (x), giving effect to the conversions to Dollar obligations required by Section 1.17), PLUS (ii) the aggregate principal amount of all Swingline Loans and Competitive Bid Loans then outstanding PLUS (iii) the aggregate amount of all Letter of Credit Outstandings at such time.

          "AGREEMENT" shall mean this Credit Agreement, as modified, supplemented or amended (including any amendment and restatement hereof) from time to time.

          "ALTERNATE CURRENCY" shall mean each of Canadian Dollars, Euros and Pounds Sterling.

          "ALTERNATE CURRENCY EQUIVALENT" shall mean the Canadian Dollar Equivalent, Euro Equivalent or Sterling Equivalent, as the case may be.

          "ALTERNATE CURRENCY LENDER" shall mean (i) each Lender listed on
Schedule I-B, and (ii) each additional Person that becomes an Alternate Currency Lender party hereto in accordance with Section 1.14, 13.04(b) or 13.12(d). An Alternate Currency Lender shall cease to be an "Alternate Currency Lender" when it has assigned all of its Alternate Currency

Revolving Loan Sub-Commitments in accordance with Section 1.14 and/or 13.04(b) or when it shall have terminated all of its Alternate Currency Revolving Loan Sub-Commitments (and all of the Alternate Currency Revolving Loans and related Obligations owing to such Lender shall have been paid in full) in accordance with the requirements of Section 13.12(e). For purposes of this Agreement, (x) unless the context otherwise indicates, each reference to an Alternate Currency Lender which has one or more affiliates which act as an Alternate Currency Lender with respect to one or more other Alternate Currencies shall include such affiliate or affiliates and (y) the terms "Lender" and "RL Lender" include each Alternate Currency Lender unless the context otherwise requires.

          "ALTERNATE CURRENCY REVOLVING LOAN" shall have the meaning provided in
Section 1.01(b).

          "ALTERNATE CURRENCY REVOLVING LOAN BORROWER" shall mean (i) the Corporation and (ii) any Wholly-Owned Foreign Subsidiary of the Corporation that is found acceptable to, and approved in writing by, the Administrative Agent. It is understood and agreed that, in approving any Alternate Currency Revolving Loan Borrower, the Administrative Agent may restrict the Borrowings by such Alternate Currency Revolving Loan Borrower to less than all of the Alternate Currencies, in which case such Person shall constitute an Alternate Currency Revolving Loan Borrower with respect to only those Alternate Currencies as have been so approved by the Administrative Agent.

          "ALTERNATE CURRENCY REVOLVING LOAN SUB-COMMITMENT" means, as to any Alternate Currency Lender, the Pounds Sterling Revolving Loan Sub-Commitment, the Canadian Dollar Revolving Loan Sub-Commitment and/or the Euro Revolving Loan Sub-Commitment, as appropriate, of the respective Alternate Currency Lender.

          "ALTERNATE CURRENCY RL PERCENTAGE" of any Lender at any time shall mean, with respect to a given Alternate Currency, a fraction (expressed as a percentage) the numerator of which is the Alternate Currency Revolving Loan Sub-Commitment of such Alternate Currency Lender with respect to such Alternate Currency at such time and the denominator of which is the aggregate amount of Alternate Currency Revolving Loan Sub-Commitments of all Alternate Currency Lenders with respect to such Alternate Currency at such time.

          "APPLICABLE COMMITMENT COMMISSION PERCENTAGE" shall mean, for any day,
(i) if the Total Unutilized Revolving Loan Commitment in effect on such day is greater than 66% of the Total Revolving Loan Commitment as in effect on such day, 0.350%, (ii) if the Total Unutilized Revolving Loan Commitment in effect on such day is (x) greater than 33% of the Total Revolving Loan Commitment as in effect on such day and (y) equal to or less than 66% of the Total Revolving Loan Commitment as in effect on such day, 0.300%, and (iii) if the Total Unutilized Revolving Loan Commitment in effect on such day is equal to or less than 33% of the Total Revolving Loan Commitment as in effect on such day, 0.250%. For purposes of this definition, the Total Unutilized Revolving Loan Commitment and the Total Revolving Loan Commitment as in effect on any day shall be determined as at 4:00 P.M. (New York time) on such day.

          "APPLICABLE CURRENCY" shall mean, with respect to any Obligations, Dollars or, to the extent relating to Alternate Currency Loans, the respective Alternate Currency, in which the respective Loans or related amounts are denominated; PROVIDED that in the event Loans maintained in, and Unpaid Drawings owed in, an Alternate Currency are converted into Loans maintained in, or Unpaid Drawings owing in, Dollars under the circumstances contemplated by Section 1.17, the Applicable Currency with respect to such Loans and Unpaid Drawings shall be Dollars.

          "APPLICABLE MARGIN" shall mean, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective Type of Loans and opposite the respective Level (i.e., Level 1, Level 2, Level 3, Level 4, Level 5, Level 6, Level 7, Level 8 or Level 9, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as adjusted in accordance with subclauses (B) and (C) of the immediately succeeding proviso and as set forth in the respective officer's certificate delivered pursuant to Section 8.01(d)):

                                                                              Base Rate Loan
                                                                               and Canadian
                             Unsecured Debt            Euro Rate Loan         Prime Rate Loan
          Level                  Rating                    Margin                 Margin
     ----------------- ------------------------ ------------------------ ------------------------
            1               BBB+ or Baa1                 0.750%                   0.000%
     ----------------- ------------------------ ------------------------ ------------------------
            2               BBB and Baa2                 0.875%                   0.000%
     ----------------- ------------------------ ------------------------ ------------------------
            3               BBB or Baa2                  1.000%                   0.000%
     ----------------- ------------------------ ------------------------ ------------------------
            4               BBB- and Baa3                1.125%                   0.125%
     ----------------- ------------------------ ------------------------ ------------------------
            5               BBB- or Baa3                 1.250%                   0.250%
     ----------------- ------------------------ ------------------------ ------------------------

; PROVIDED that (A) for purposes of any determination pursuant to the preceding table, if there is a split-rating of the Corporation's long-term unsecured debt by the Rating Agencies, and the split is of two or more levels (treating pluses, minuses and the absence thereof as separate levels), then the higher Unsecured Debt Rating from the respective Rating Agency shall be deemed for purposes hereof to be one level below the higher Unsecured Debt Rating actually in existence, (B) if the Consolidated Leverage Ratio set forth on the officer's certificate most recently delivered (or required to be delivered) pursuant to
Section 8.01(d) is less than 3.50:1.0 but greater than or equal to 2.50:1.0, then the Applicable Margins in effect according to the preceding table shall be reduced (but not below 0%) by 0.100%, (C) if the Consolidated Leverage Ratio set forth on the officer's certificate most recently delivered (or required to be delivered) pursuant to Section 8.01(d) is less than 2.50:1.0, then the Applicable Margins in effect according to the preceding table shall be reduced (but not below 0%) by 0.175% and (D) if (x) the Consolidated Leverage Ratio set forth on the officer's certificate most recently delivered (or required to be delivered) pursuant to Section 8.01(d) is equal to or greater than 4.00:1.0 or
(y) none of the Levels 1 through 5 of the preceding table are applicable, then the Applicable Margin shall be determined in accordance with the table set forth below:

                                                                              Base Rate Loan
                                                                               and Canadian
                             Consolidated            Euro Rate Loan           Prime Rate Loan
          Level             Leverage Ratio               Margin                   Margin
     ----------------- ------------------------ ------------------------ ------------------------
            6          LESS THAN 4.50                 1.250%                    0.250%
     ----------------- ------------------------ ------------------------ ------------------------
            7          GREATER THAN OR EQUAL          1.500%                    0.500%
                       TO 4.50, LESS THAN 5.00
     ----------------- ------------------------ ------------------------ ------------------------
            8          GREATER THAN OR EQUAL          1.625%                    0.625%
                       TO 5.00, LESS THAN 5.50
     ----------------- ------------------------ ------------------------ ------------------------
            9          GREATER THAN OR EQUAL          1.875%                    0.875%
                       TO 5.50x
      ----------------- ----------------------- ------------------------ ------------------------

; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained above, (x) if the Corporation fails to deliver the financial statements required to be delivered pursuant to Section 8.01(a) or (b) (accompanied by the officer's certificates required by Section 8.01(d) showing the applicable Consolidated Leverage Ratio and Unsecured Debt Ratings on the relevant Test Date) on or prior to the respective date required by such Sections, then Level 9 Pricing shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer's certificates have been delivered showing that the pricing for the respective Margin Adjustment Period is at a Level which is less than Level 9 (it being understood that, in the case of any late delivery of the financial statements and officer's certificates as so required, the reduced Applicable Margin, if any, shall apply only from and after the date of the delivery of the complying financial statements and officer's certificates),
(y) subject to clause (z) below, for the period from the Effective Date to but not including the earlier to occur of (i) April 10, 2003 and (ii) the first Start Date after the Corporation's fiscal quarter ended December 31, 2002, Level 8 shall be applicable and (z) Level 9 pricing shall apply at all times when any Specified Default or any Event of Default exists.

          "ASSETS" means, with respect to any Person, all assets of such Person that would, in accordance with GAAP, be classified as assets of a company conducting a business the same as or similar to that of such Person, including without limitation, all hotels, mortgage loans, management agreements, franchise agreements, representation agreements, undeveloped land, joint ventures, hotel construction and available cash balances.

          "ASSET SALE" shall mean any sale, transfer or other disposition by any Borrower or any of its Subsidiaries to any Person other than any Borrower or any Wholly-Owned Subsidiary of any Borrower of any Asset (including, without limitation, any Capital Stock or other securities of another Person, but excluding the sale by the Corporation of its own Capital Stock) of such Borrower or such Subsidiary other than (i) sales, transfers or other dispositions of inventory made in the ordinary course of business and (ii) any single sale of assets (or series of related sales of assets) which generates gross sale proceeds of less than $5,000,000.

          "ASSIGNED STARWOOD NOTE" shall mean subordinated promissory notes issued by the Corporation in the aggregate principal amount of $2,133,410,843.00, and held by the Assigned Starwood Note LLC, which promissory notes shall be in the form delivered to the Agents and the Lenders prior to the Initial Borrowing Date.

          "ASSIGNED STARWOOD NOTE LLC" shall mean WD Investments, L.L.C. which is a limited liability company organized under the laws of the State of Delaware
(i) the non-member
manager of which is Sheraton and (ii) the 100% member of which is WD Parent, Inc., a Delaware corporation and a Wholly-Owned Subsidiary of Sheraton.

          "ASSIGNMENT AND ASSUMPTION AGREEMENT" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit K (appropriately completed).

          "AUTHORIZED OFFICER" of any Credit Party shall mean any of the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Vice-President, the Secretary or any Assistant Secretary of such Credit Party or any other officer of such Credit Party which is designated in writing to the Administrative Agent and each Issuing Bank by any of the foregoing officers of such Credit Party as being authorized to give such notices under this Agreement.

          "BA DISCOUNT PROCEEDS" shall mean, in respect of any Bankers' Acceptance to be purchased by an Alternate Currency Revolving Lender on any date pursuant to Section 1.01 and Schedule III hereto, an amount rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up, calculated on such day by dividing:

          (a)     the Face Amount of such Banker's Acceptance; by

          (b)     the sum of one plus the product of:

                  (i) the respective Alternate Currency Revolving Lender's Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance; and

                  (ii) a fraction, the numerator of which is the number of days in the term of maturity of such Banker's Acceptance and the denominator of which is 365;

          with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

          "BANK INFORMATION MEMORANDUM" shall mean the Information Memorandum, dated July 2002, distributed to the Lenders prior to the Effective Date.

          "BANKERS' ACCEPTANCE" shall mean a Draft accepted by an Alternate Currency Lender pursuant to Section 1.01(b) and Schedule III hereto.

          "BANKERS' ACCEPTANCE LOANS" shall mean the creation and discount of Bankers' Acceptances as contemplated in Section 1.01(b) and Schedule III hereto.

          "BANKRUPTCY CODE" shall have the meaning provided in Section 10.05.

          "BASE RATE" at any time shall mean the higher of (i) 1/2 of 1% in excess of the overnight Federal Funds Rate and (ii) the Prime Lending Rate.

          "BASE RATE LOAN" shall mean each Dollar Loan designated or deemed designated as such by the respective Borrower at the time of the incurrence thereof or conversion thereto.

          "BENEFITTED LENDER" shall have the meaning provided in Section
13.06(b).

          "BIDDER RL LENDER" shall mean each RL Lender that has informed the Administrative Agent and the Corporation in writing (which has not been retracted) that such RL Lender desires to participate generally in the bidding arrangements relating to Competitive Bid Borrowings.

          "BORROWERS" shall mean and include (i) the Corporation and (ii) all Alternate Currency Revolving Loan Borrowers.

          "BORROWING" shall mean (i) the borrowing by a Borrower of one Type of Loan of a single Tranche from all the Lenders having Commitments of the respective Tranche on a given date (or resulting from a conversion or conversions on such date) having in the case of Euro Rate Loans the same Interest Period, PROVIDED that (x) Base Rate Loans incurred pursuant to Section 1.11(b) shall be considered part of the related Borrowing of Eurodollar Loans and (y) any Incremental Term Loans incurred pursuant to Section 1.01(f) shall be considered part of the related Borrowing of the then outstanding Initial Term Loans to which such Incremental Term Loans are added pursuant to Section 1.19(c), and (ii) a Competitive Bid Borrowing.

          "BUSINESS DAY" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Euro Rate Loans, any day which is a Business Day described in clause (i) above and which is also (A) a day for trading by and between banks in Dollar deposits in the relevant interbank market and (B) in relation to any payment in (x) Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open and (y) Pounds Sterling, a day on which banks are ordinarily open for the transaction of business in the United Kingdom.

          "CANADIAN DOLLAR EQUIVALENT" shall mean, at any time for the determination thereof, the amount of Canadian Dollars which could be purchased with the amount of Dollars involved in such computation at the spot rate of exchange therefor as quoted by the Administrative Agent as of 11:00 A.M. (New York time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 1.17 or 13.16 or Section 18 of the Sheraton Guaranty, on the date of determination).

          "CANADIAN DOLLAR REVOLVING LOAN SUB-COMMITMENT" means, as to any Alternate Currency Lender, the amount, if any, set forth opposite such Alternate Currency Lender's name in Schedule I-B directly below the column entitled "Canadian Dollar Revolving Loan Sub-Commitment," as same may be (x) reduced from time to time pursuant to Sections 1.17, 1.18, 3.02, 3.03, 10 and/or 13.12(e),
(y) increased from time to time pursuant to Section 13.12(d) or (z) adjusted from time to time as a result of assignments to or from such Lender pursuant to
Section 1.14 or 13.04(b). The Canadian Dollar Revolving Loan Sub-Commitment of each Alternate Currency Lender is a sub-limit of the Revolving Loan Commitment of the respective Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment) and not an additional commitment and, in no event, may exceed at any time, when added to the Pounds Sterling Revolving Loan Sub-Commitment, the Euro Revolving Loan Sub-Commitment

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and the Non-Alternate Currency Revolving Loan Sub-Commitment of the respective
Alternate Currency Lender (or its respective affiliates), the Revolving Loan Commitment of such Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment).

          "CANADIAN DOLLAR REVOLVING LOANS" shall mean each Alternate Currency Revolving Loan denominated in Canadian Dollars at the time of the incurrence thereof (including Bankers' Acceptance Loans).

          "CANADIAN DOLLAR REVOLVING NOTES" shall have the meaning provided in
Section 1.06(a).

          "CANADIAN DOLLARS" and "CDN" shall mean freely and transferable lawful money of Canada (expressed in Canadian Dollars).

          "CANADIAN PRIME RATE" means, at any time, the greater of (i) the per annum rate of interest quoted, published and commonly known as the "prime rate" of Deutsche Bank AG, Canada Branch which Deutsche Bank AG, Canada Branch establishes at its main office in Toronto, Ontario as the reference rate of interest in order to determine interest rates for loans in Canadian Dollars to its Canadian borrowers, adjusted automatically with each quoted or published change in such rate, all without necessity of any notice to any Borrower or any other Person and (ii) the sum of (x) the average of the rates per annum for Canadian Dollar bankers' acceptances having a term of 30 days that appears on the Reuters Screen CDOR Page as of 10:00 a.m. (Toronto time) on the date of determination, as reported by Deutsche Bank AG, Canada Branch (and if such screen is not available, any successor or similar services may be selected by Deutsche Bank AG, Canada Branch, and (y) 0.75%.

          "CANADIAN PRIME RATE LOANS" shall mean any Canadian Dollar Revolving Loan designated or deemed designated as such by the respective Alternate Currency Revolving Loan Borrower at the time of the incurrence thereof or conversion thereto.

          "CAPITALIZED LEASE OBLIGATIONS" of any Person shall mean all rental obligations which are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with GAAP.

          "CAPITAL STOCK" of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

          "CASH EQUIVALENTS" means (i) Dollars and any Alternate Currency, (ii) securities issued or directly fully guaranteed or insured by the United States government or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank or commercial bank of a foreign country recognized by the United States, in each case having capital and surplus in excess of

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$500 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or similar equivalent thereof) or higher by at least one nationally recognized statistical rating organization (as defined under Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above and (v) commercial paper having one of the two highest ratings obtainable from Moody's or S&P and in each case maturing within six months after the date of acquisition.

          "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 ET SEQ.

          "CHANGE OF CONTROL" shall mean the occurrence of any of the following events: (i) any merger or consolidation of the Corporation with or into any Person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Corporation, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the Capital Stock representing a majority of the total voting power of the aggregate outstanding securities of the transferee or surviving entity normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee or surviving entity, (ii) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the Capital Stock representing a majority of total voting power of the aggregate outstanding Capital Stock of the Corporation normally entitled to vote in the election of directors of the Corporation, (iii) during any period of 12 consecutive calendar months, individuals who were directors of the Corporation on the first day of such period (together with any new directors whose election by the board of directors of the Corporation or whose nomination for election by the stockholders of the Corporation was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Corporation, or (iv) the sale or disposition, whether directly or indirectly, by the Corporation and/or its Subsidiaries (whether pursuant to a single transaction or series of related transaction) of tangible assets representing more than 25% of the Consolidated Net Tangible Assets (determined as of June 30, 2002).

          "CIGA EURO LOAN AGREEMENT" shall mean that certain loan agreement, dated as of December 17, 2001, among Credit Lyonnais, certain other lenders party thereto and Starwood Italia, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding new or additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

          "CLASS A EXCHANGEABLE PREFERRED SHARES" shall mean the Class A Exchangeable Preferred Shares, $.01 par value per share, of Starwood REIT.

          "CLASS B EXCHANGEABLE PREFERRED SHARES" shall mean Starwood REIT's Class B Exchangeable Preferred shares, $.01 par value per share, having a liquidation preference of $38.50 per share.

          "CLASS B SHARES" shall mean the Class B Shares of Starwood REIT, $0.01 par value per share, which shares shall in any event and in all cases provide that same shall, at the option of the Corporation at any time when one or more material Events of Default (pursuant to this Credit Agreement or certain other material Indebtedness) have continued in existence beyond certain cure periods to be determined, be mandatorily exchangeable for common stock of the Corporation.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

          "CO-DOCUMENTATION AGENTS" shall have the meaning provided in the first paragraph of this Agreement.

          "COLLATERAL" shall have the meaning provided in the Pledge and Security Agreement.

          "COLLATERAL AND GUARANTY RELEASE" shall have the meaning provided in
Section 13.18(b).

          "COMMITMENT" shall mean any of the commitments of any Lender, i.e., whether, the Initial Term Loan Commitment, the Incremental Term Loan Commitment or the Revolving Loan Commitment of such Lender.

          "COMMITMENT COMMISSION" shall have the meaning provided in Section 3.01(a).

          "COMPETITIVE BID BORROWING" shall mean each borrowing of any Competitive Bid Loan.

          "COMPETITIVE BID LOAN" shall have the meaning provided in Section 1.01(e).

          "COMPETITIVE BID LOAN MATURITY DATE" shall have the meaning provided in Section 1.04(a).

          "COMPETITIVE BID NOTES" shall have the meaning provided in Section 1.06(a).

          "CONSOLIDATED EBITDA" shall mean, for any period, Consolidated Net Income for such period, adjusted by (x) adding thereto (i) to the extent actually deducted in determining said Consolidated Net Income, consolidated interest expense and provision for taxes for such period (excluding, however, for avoidance of doubt, consolidated interest expense and taxes attributable to Unconsolidated Joint Ventures of the Corporation and any of its Subsidiaries),
(ii) the amount of all amortization of intangibles and depreciation that were deducted determining Consolidated Net Income for such period (including in any event (and regardless of any contrary treatment under GAAP) the PRO RATA share of depreciation and amortization of Unconsolidated Joint Ventures of the Corporation and its Subsidiaries), and (iii) any non-recurring non-cash charges in such period to the extent that (A) such non-cash charges do not give rise to a liability that would be required to be reflected on the consolidated balance sheet of the Corporation (and so long as no cash payments or cash expenses will be associated therewith (whether in the current period or for any future period)) and (B) same were deducted in determining Consolidated Net Income for such period, and (y) subtracting therefrom, to the extent included in determining Consolidated Net Income for such period, the amount of non-recurring non-cash gains during such period; PROVIDED that (I) Consolidated EBITDA shall be determined without giving effect to any extraordinary gains or losses (including any taxes attributable to any such extraordinary gains or losses) or gains or losses (including any taxes attributable to such gains or losses) from sales of assets other than from sales of inventory (excluding Real Property) in the ordinary course of business and (II) to the extent any calculation pursuant to this Agreement is to be made on a PRO FORMA Basis (for events other than the occurrence of the Transaction), such Consolidated EBITDA shall be further adjusted as provided in the definition of PRO FORMA Basis for transactions occurring after the Initial Borrowing Date.

          "CONSOLIDATED INDEBTEDNESS" shall mean, at any time, the sum of (without duplication) (i) all indebtedness (including principal, interest, fees and charges) of the Corporation and its Subsidiaries for borrowed money (including obligations evidenced by bonds, notes or similar instruments) and for the deferred purchase price of property or services (excluding ordinary payable and accrued expenses), (ii) the aggregate amount of all Capitalized Lease Obligations of the Corporation and its Subsidiaries, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), or (v) of this definition secured by any Lien on any property owned by the Corporation or any of its Subsidiaries, whether or not such Indebtedness has been assumed by such Person (PROVIDED that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) all Contingent Obligations of the Corporation or any of its Subsidiaries (regardless of any contrary treatment under GAAP), and (v) all Indebtedness of the Corporation and its Subsidiaries of the type described in clauses (ii) and (vii) of the definition of Indebtedness contained herein; PROVIDED that for purposes of this definition, (w) the amount of Indebtedness in respect of Interest Rate Protection Agreements and Other Hedging Agreements included pursuant to preceding clause (v) shall be at any time (regardless of any contrary treatment under GAAP) the Net Termination Value of all such Interest Rate Protection Agreements and Other Hedging Agreements, (x) the maximum amount available to be drawn under all letters of credit issued for the account of the Corporation or any of its Subsidiaries shall be included in any calculation of Consolidated Indebtedness pursuant to preceding clause (v) only to the extent such Indebtedness exceeds $100,000,000, (y) any Disqualified Preferred Stock of the Corporation issued after the Effective Date and any Preferred Stock of any of its

Subsidiaries issued after the Effective Date shall be treated as Indebtedness, with an amount equal to the greater of the liquidation preference or the maximum mandatory fixed repurchase price of any such outstanding Preferred Stock deemed to be a component of Consolidated Indebtedness and (z) the maximum amount of Indebtedness at any time outstanding as described in the last sentence of the definition of Indebtedness contained herein shall be added to, and form part of, Consolidated Indebtedness (regardless of any contrary treatment under GAAP).

          "CONSOLIDATED INTEREST COVERAGE RATIO" shall mean, for any period, the ratio of (x) Consolidated EBITDA for such period to (y) Consolidated Interest Expense for such period.

          "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, the total consolidated interest expense of the Corporation and its Subsidiaries for such period (in each case calculated without regard to any limitations on the payment thereof) PLUS, without duplication, (i) that portion of Capitalized Lease Obligations of the Corporation and its Subsidiaries representing the interest factor for such period PLUS (ii) the product of (x) the amount of all cash Dividend requirements (whether or not declared or paid) on Disqualified Preferred Stock of the Corporation issued after the Effective Date and on any Preferred Stock of any of its Subsidiaries issued after the Effective Date paid, accrued or scheduled to paid or accrued during such period multiplied by (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated Federal, state, local and foreign tax rate (expressed as a decimal number between one and zero) of the Corporation as reflected in the audited consolidated financial statements of the Corporation for its most recently completed Fiscal Year, which amounts described in preceding clause (ii) shall be treated as interest expense of the Corporation and its Subsidiaries for purposes of this definition regardless of the treatment of such amounts under GAAP; PROVIDED that the amortization of deferred financing costs with respect to this Agreement and the Senior Notes shall be excluded from Consolidated Interest Expense to the extent the same would otherwise have been included therein.

          "CONSOLIDATED LEVERAGE RATIO" shall mean, at any time, the ratio of Consolidated Indebtedness at such time to Consolidated EBITDA for the then most recently ended Test Period; PROVIDED that to the extent any Acquisition or any Asset Sale has occurred after the Initial Borrowing Date and during the relevant Test Period, Consolidated EBITDA shall be determined for the respective Test Period on a PRO FORMA Basis for such occurrences.

          "CONSOLIDATED NET INCOME" shall mean, for any period, the consolidated net income (or loss) of the Corporation for such period; PROVIDED that (without duplication of exclusions) (i) to the extent that Consolidated Net Income does not reflect net income (or loss) attributable to minority interests in Consolidated Subsidiaries that are not Wholly-Owned Subsidiaries of the Corporation, Consolidated Net Income shall (subject to succeeding clause (ii) of this proviso) be increased or decreased, as the case may be, by the amount of net income (or loss) attributable to such minority interests, (ii) the net income of any Subsidiary of the Corporation and any Unconsolidated Joint Venture of the Corporation or any of its Subsidiaries (to the extent otherwise included in determining Consolidated Net Income) shall be excluded to the extent that the declaration or payment of dividends and distributions by such Subsidiary or Unconsolidated Joint Venture, as the case may be, of net income is not permitted at the date of determination without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or Unconsolidated Joint Venture or their respective equityholders, as applicable, and (iii) except for determinations expressly required to be made on a PRO FORMA Basis, the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or an Unconsolidated Joint Venture of the Corporation or any of its Subsidiaries, or all or substantially all of the property or assets of such Person are acquired by a Subsidiary or an Unconsolidated Joint Venture of the Corporation or any of its Subsidiaries, shall be excluded from such determination.

          "CONSOLIDATED NET TANGIBLE ASSETS" shall mean, at any time, the total consolidated assets of the Corporation and its Subsidiaries as same would be shown on a consolidated balance sheet of the Corporation prepared in accordance with GAAP, PROVIDED that all intangible assets (including good will) shall be excluded in making such determination.

          "CONSOLIDATED SUBSIDIARY" shall mean, with respect to any Person, at any date, any Subsidiary of such Person, whose financial results would be consolidated in the financial statements of such Person in accordance with GAAP, if such statements were prepared as of such date.

          "CONTINGENT OBLIGATION" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. Anything herein to the contrary notwithstanding, no agreement entered into by the Corporation or any of its Subsidiaries with respect to its acquisition of any direct or indirect interest in any Hotel (including any Real Property or Leasehold comprising a facility used in connection with the Timeshare Business), shall prior to the satisfaction in full of all conditions precedent to the obligations of such Person pursuant to the agreement, be deemed or construed to constitute a "Contingent Obligation" or "Indebtedness" of such Person hereunder, PROVIDED that pursuant to any such agreement, neither the Corporation nor any of its Subsidiaries is liable or responsible for and does not assume any development or construction risks. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "CONTRACTUAL OBLIGATION" of any Person means any obligation, agreement, undertaking or similar provision of any security issued by such Person or of any agreement (including, without limitation, any management or franchise agreement), undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Credit Document) to which such Person is a party or by which it or any of its property is bound or to which any of its properties is subject.

          "CORPORATION" shall have the meaning provided in the first paragraph of this Agreement.

          "CORPORATION GUARANTY" shall mean the guaranty of the Corporation pursuant to Section 14.

          "CREDIT DOCUMENTS" shall mean this Agreement, each Letter of Credit, each Guaranty and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Bankers' Acceptance, the Subordination Agreement, each Incremental Term Loan Commitment Agreement and each Incremental Revolving Loan Commitment Agreement.

          "CREDIT EVENT" shall mean the making of any Loan or the issuance of any Letter of Credit.

          "CREDIT PARTY" shall mean each Borrower and each Guarantor.

          "DB" shall mean Deutsche Bank AG, New York Branch in its individual capacity.

          "DEFAULT" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "DEFAULTING LENDER" shall mean any Lender with respect to which a Lender Default is in effect.

          "DESIGNATED INDEBTEDNESS" shall mean and include the Indebtedness to be Refinanced, the Existing Senior Notes and all other Indebtedness secured pursuant to the Pledge and Security Agreement.

          "DISCOUNT RATE" means, in respect of any Bankers' Acceptances to be purchased by an Alternate Currency Lender pursuant to Section 1.01 and Schedule III hereto, the discount rate (calculated on an annual basis and rounded to the nearest one-hundredth of 1%, with five-thousandths of 1% being rounded up) quoted by such Alternate Currency Lender at 10:00 A.M. (Toronto time) as the discount rate at which such Alternate Currency Lender would purchase, on the relevant Drawing Date, its own bankers' acceptances having an aggregate Face Amount equal to and with a term to maturity the same as the Bankers' Acceptances to be acquired by such Alternate Currency Lender on such Drawing Date.

          "DISQUALIFIED PREFERRED STOCK" shall mean any Preferred Stock of the Corporation other than Qualified Preferred Stock.

          "DIVIDEND" with respect to any Person shall mean that such Person has declared or paid a dividend or distribution or returned any equity capital to its stockholders, partners, members or other holders of its Capital Stock or authorized or made any other distribution, payment or delivery of property or cash to its holders of Capital Stock as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its Capital Stock outstanding on or after the Initial Borrowing Date (or any options or warrants issued by such Person with respect to its Capital Stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the Capital Stock of such Person outstanding on or after the Initial Borrowing Date (or any options or warrants issued by such Person with respect to its Capital Stock); PROVIDED, HOWEVER, that a dividend or distribution by such Person to the holders of one or more classes or series of its Capital Stock, shall not be deemed to be a dividend, if such dividend or distribution is payable solely in (i) shares of Capital Stock (which term includes Class B Shares) that is not Preferred Stock (which term does not include Class B Shares), or in rights, warrants or options to purchase such shares, or (ii) Rights. Without limiting the foregoing, "dividends" with respect to any Person shall also include (i) all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes, in each case except to the extent (x) the same are paid in common stock of the Corporation or Class B Shares or (y) such payments reduced Consolidated EBITDA and (ii) all payments (other than payments made in common stock of the Corporation or Class B Shares) made at any time in respect of any Forward Equity Transactions.

          "DOCUMENTS" shall mean the Credit Documents and the Refinancing Documents.

          "DOLLAR EQUIVALENT" of an amount denominated in a currency other than Dollars (the "OTHER CURRENCY") shall mean, at any time for the determination thereof, the amount of Dollars which could be purchased with the amount of Other Currency involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (New York time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 13.16 or Section 18 of the Sheraton Guaranty, on the date of determination); PROVIDED that (1) for purposes of Section 1.17, the Dollar Equivalent of any amount (expressed in a currency other than Dollars) shall be the amount of Dollars that the Administrative Agent determines, based upon the actual exchange rates which the Administrative Agent believes can be obtained on the date of conversion pursuant to Section 1.17, would be required to be paid in Dollars to purchase such amount of other currency and (2) for purposes of (x) determining compliance with Sections 1.01, 2.02(a) and 4.02(a) and (y) calculating Fees pursuant to
Section 3.01, the Dollar Equivalent of any amounts outstanding in a currency other than Dollars shall be revalued on a quarterly basis using the spot exchange rate therefor quoted in the Wall Street Journal on the last Business Day of each calendar quarter, PROVIDED that, at any time during a calendar quarter, if the full principal amount of Alternate Currency Revolving Loans permitted to be incurred pursuant to this Agreement (i.e., up to the full amount of the respective Alternate Currency Revolving Loan Sub-Commitments as then in effect) were incurred, and if the Dollar Equivalent as recalculated based on the exchange rate therefor quoted in the Wall Street Journal on the respective date of determination pursuant to this exception would result in an increase in the Dollar Equivalent as then in effect of such amounts of 10% or more, then at the discretion of the Administrative Agent or at the request of the Required Lenders, the Dollar Equivalent shall be reset based upon the exchange rates quoted on such date in the Wall Street Journal, which rates shall remain in effect until the last Business Day of such calendar quarter or such earlier date, if any, as the rate is reset pursuant to this proviso. Notwithstanding anything to the contrary contained in this definition, at any time that a Specified Default or an Event of Default then exists, the Administrative Agent may revalue the Dollar Equivalent of any amounts outstanding under the Credit Documents in a currency other than Dollars in its sole discretion.

          "DOLLAR LOAN" shall mean each Initial Term Loan, each Incremental Term Loan, each Dollar Revolving Loan, each Competitive Bid Loan and each Swingline Loan.

          "DOLLAR PERCENTAGE" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Non-Alternate Currency Revolving Loan Sub-Commitment of such Lender at such time and the denominator of which is the aggregate amount of Non-Alternate Currency Revolving Loan Commitments of all Lenders at such time, or, in the case of a Lender that is, or whose Affiliate is, an Alternate Currency Lender, at any time when (and to the extent that) the Aggregate Non-Alternate Currency Revolving Exposure equals or exceeds the aggregate of the Non-Alternate Currency Revolving Loan Sub-Commitments, such Lender's or such Affiliate's Unutilized Alternate Currency RL Percentage. Notwithstanding anything to the contrary contained above, if the Dollar Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the Dollar Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

          "DOLLAR REVOLVING LOAN" shall have the meaning provided in Section 1.01(b).

          "DOLLAR REVOLVING NOTE" shall have the meaning provided in Section 1.06(a).

          "DOLLARS" and the sign "$" shall each mean freely transferable lawful money of the United States.

          "DOMESTIC SUBSIDIARY" shall mean each Subsidiary of the Corporation incorporated or organized in the United States or any State or territory thereof.

          "DRAFT" shall mean at any time either (i) a depository bill within the meaning of the DEPOSITORY BILLS AND NOTES ACT (Canada) or (ii) a blank bill of exchange, within the meaning of the BILLS OF EXCHANGE ACT (Canada), drawn by any Alternate Currency Revolving Loan Borrower on an Alternate Currency Revolving Lender and bearing such distinguishing letters and numbers as such Alternate Currency Revolving Lender may determine, but which at such time has not been completed or accepted by such Alternate Currency Revolving Lender.

          "DRAWING" shall have the meaning provided in Section 2.05(b).

          "DRAWING DATE" shall mean any Business Day fixed pursuant to Schedule III for the creation and purchase of Bankers' Acceptances by an Alternate Currency Revolving Lender pursuant to Schedule III.

          "EFFECTIVE DATE" shall have the meaning provided in Section 13.10.

          "ELECTION TO BECOME AN ALTERNATE CURRENCY REVOLVING LOAN BORROWER" shall mean an Election to Become an Alternate Currency Revolving Loan Borrower substantially in the form of Exhibit I, which shall be executed by each Person which becomes an Alternate Currency Revolving Loan Borrower after the Effective Date.

          "ELIGIBLE TRANSFEREE" shall mean and include a commercial bank, financial institution, any fund or similar entity that regularly invests in bank loans and any other "accredited investor" (as defined in Regulation D of the Securities Act).

          "EMU LEGISLATION" shall mean the legislation measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states, being in part legislation measures to implement the third stage of the European Monetary Union.

          "ENCUMBERED EBITDA" shall mean, for any period, (without duplication) all amounts included in Consolidated EBITDA for such period, to the extent such amounts were (i) generated from Assets (including, without limitation, Hotels or any Hotel Business) which are subject to any Lien securing Indebtedness which is then outstanding or (ii) attributable to Subsidiaries of the Corporation which are obligated in respect of Additional Unsecured Subsidiary Indebtedness or Indebtedness under the CIGA Euro Loan Agreement.

          "END DATE" shall mean, for any Margin Adjustment Period, the last day of such Margin Adjustment Period.

          "ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings arising under any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "CLAIMS"), including, without limitation,
(a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to human health, safety or the environment due to the presence of Hazardous Materials.

          "ENVIRONMENTAL LAW" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C.
Section 1251 ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ.; the Clean Air Act, 42 U.S.C. Section 7401 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 ET SEQ.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 ET SEQ.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 ET SEQ.; the Hazardous Material Transportation Act, 49 U.S.C. Section 1801 ET SEQ; the Occupational Safety and Health Act, 29 U.S.C. Section 651 ET SEQ.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

          "ENVIRONMENTAL MATTERS" shall have the meaning provided in Section 8.01(g).

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          "ERISA" shall mean the Employee Retirement Income Security Act of
1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA AFFILIATE" shall mean each person (as defined in Section 3(9) of ERISA) which together with any Borrower or a Subsidiary of any Borrower would be deemed to be a "single employer" within the meaning of Section 414(b) or (c) or for purposes of Section 412 of the Code, Section 414(m) or (o) of the Code.

          "EURO EQUIVALENT" shall mean, at any time for the determination thereof, the amount of Euros which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefore as quoted by the Administrative Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 1.17 or 13.16 or Section 18 of the Sheraton Guaranty, on the date of determination).

          "EURO LIBOR RATE" shall mean (i) the rate per annum that appears on page 3740 of the Dow Jones Markets Screen (or any successor page) for deposits in Euros with maturities comparable to the Interest Period applicable to the Euro Revolving Loans subject to the respective Borrowing commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of the respective Interest Period or (ii) if such a rate does not appear on page 3740 of the Dow Jones Markets Screen (or any successor page), the offered quotation to first-class banks in the London interbank market by DB for deposits in Euros of amounts in immediately available funds comparable to the outstanding principal amount of the Euro Loan of DB with maturities comparable to the Interest Period applicable to such Euro Revolving Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period; PROVIDED that in the event the Administrative Agent has made any determination pursuant to Section 1.11(a)(i) in respect of Euro Revolving Loans, or in the circumstances described in clause (i) to the proviso to Section 1.11(b) in respect of Euro Revolving Loans, the Euro LIBOR Rate determined pursuant to this definition shall instead be the rate determined by DB as the all-in-cost of funds for DB to fund such Euro Revolving Loan with maturities comparable to the Interest Period applicable thereto.

          "EURO RATE" shall mean and include each of the Eurodollar Rate, the Euro LIBOR Rate and the Sterling Euro Rate.

          "EURO RATE LOAN" shall mean each Eurodollar Loan, each Euro Revolving Loan and each Sterling Revolving Loan.

          "EURO REVOLVING LOAN" shall mean each Alternate Currency Revolving Loan denominated in Euros at the time of the incurrence thereof.

          "EURO REVOLVING LOAN SUB-COMMITMENT" means, as to any Alternate Currency Lender, the amount, if any, set forth opposite such Alternate Currency Lender's name in

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Schedule I-B directly below the column entitled "Euro Revolving Loan
Sub-Commitment," as same may be (x) reduced from time to time pursuant to Sections 1.17, 3.02, 3.03, 10 and/or 13.12(e), (y) increased from time to time pursuant to Section 13.12(d) or (z) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b). The Euro Revolving Loan Sub-Commitment of each Alternate Currency Lender is a sub-limit of the Revolving Loan Commitment of the respective Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment) and not an additional commitment and, in no event, may exceed at any time, when added to the Canadian Dollar Revolving Loan Sub-Commitment, the Pounds Sterling Revolving Loan Sub-Commitment and the Non-Alternate Currency Revolving Loan Sub-Commitment of the respective Alternate Currency Lender (or its respective affiliate), the Revolving Loan Commitment of such Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment).

          "EURO REVOLVING NOTES" shall have the meaning provided in Section 1.06(a).

          "EURODOLLAR LOAN" shall mean each Dollar Loan (bearing interest at the Eurodollar Rate) designated as such by the Corporation at the time of the incurrence thereof or conversion thereto.

          "EURODOLLAR RATE" shall mean the rate per annum that appears on page 3750 of the Dow Jones Markets Screen/or any successor page for Dollar deposits with maturities comparable to the Interest Period applicable to the Eurodollar Loans subject to the respective Borrowing commencing two Business Days thereafter as of 11:00a.m. (London time) on the date which is two Business Days prior to the commencement of the respective Interest Period divided (and rounded, if necessary, upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); PROVIDED that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the rate to be used for purposes of this definition shall be the interest rate per annum determined by the Administrative Agent to be the rate per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by DB at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the beginning of such Interest Period, divided (and rounded, if necessary, upward to the nearest whole multiple of 1/16 of 1%) by a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

          "EUROS" and the designation "EURO" shall mean the currency introduced on January 1, 1999 at the start of the third stage of European Economic and Monetary Union pursuant to the Treaty.

          "EVENT OF DEFAULT" shall have the meaning provided in Section 10.

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          "EXISTING BANKERS' ACCEPTANCES" shall have the meaning provided in
Section 1.15(b).

          "EXISTING CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of February 23, 1998, among the Corporation, SLT Realty Limited Partnership, Starwood REIT, Chess Acquisition Corp. (and ITT Corporation as its successor by merger), each Alternate Currency Revolving Loan Borrower (as defined therein) from time to time party thereto and the lenders from time to time party thereto, as in effect on the Initial Borrowing Date (immediately prior to giving effect to the Transaction).

          "EXISTING LETTERS OF CREDIT" shall have the meaning provided in
Section 2.01(c).

          "EXISTING LIENS" shall have the meaning provided in Section 9.01.

          "EXISTING SENIOR NOTES" shall mean the Senior Notes identified as (i)
item 3 on Schedule 7.17 hereto, (ii) item 2 on Schedule 7.17 hereto and (iii)
item 1 on Schedule 7.17 hereto.

          "EXTENSION FEE" shall have the meaning provided in Section 3.01(g).

          "FACE AMOUNT" shall mean, in respect of a Bankers' Acceptance, the amount payable to the holder thereof on its maturity. The Face Amount of any Bankers' Acceptance Loan shall be equal to the Face Amounts of the underlying Bankers' Acceptances.

          "FACING FEE" shall have the meaning provided in Section 3.01(c).

          "FEDERAL FUNDS RATE" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

          "FEES" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

          "FISCAL YEAR" shall mean each fiscal year of the Corporation, which shall be required to end on December 31 of each calendar year.

          "FOREIGN PENSION PLAN" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States by any Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of such Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code and which Plan, fund or similar program could result in liability or other obligation or lien to any Borrower, any Subsidiary of any Borrower or ERISA Affiliate.

          "FOREIGN SUBSIDIARY" shall mean each Subsidiary of the Corporation other than a Domestic Subsidiary.

          "FORWARD EQUITY TRANSACTIONS" shall mean any arrangement or agreement by the Corporation or any of its Subsidiaries involving any forward equity sale, including, without limitation, any agreement pursuant to which funds are advanced to the Corporation or any Subsidiary thereof and pursuant to which the Corporation or any Subsidiary thereof is contractually obligated (or permitted) to, at a future date or dates, issue Capital Stock to satisfy its obligations under such agreement (whether or not said obligation may be satisfied through the delivery of cash in lieu of such Capital Stock).

          "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination, except that, for purposes of Section 9 and all determinations of Applicable Margin, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited consolidated financial statements of the Corporation and its Subsidiaries for the Fiscal Year ended December 31, 2001 referred to in Section 7.03(a).

          "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any entity duly exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GUARANTEED CREDITORS" shall mean and include each Agent, each Alternate Currency Lender and each party (other than any Credit Party) party to (or participating in) an Interest Rate Protection Agreement or Other Hedging Agreement to the extent such party is a Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) and their subsequent assigns.

          "GUARANTEED OBLIGATION" shall mean (i) the principal (or Face Amount, as the case may be) of and interest on all Alternate Currency Revolving Loans made to each Alternate Currency Revolving Loan Borrower (other than the Corporation) under this Agreement, and each Note evidencing each Alternate Currency Revolving Loan issued to each Alternate Currency Lender, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Alternate Currency Revolving Loan Borrowers (other than the Corporation) (or any of them) to each Alternate Currency Lender and each Agent, now existing or hereafter incurred under, arising out of or in connection with this Agreement and each other Credit Document and the due performance and compliance by each Alternate Currency Revolving Loan Borrower with all the terms, conditions and agreements contained in this Agreement and each other Credit Document to which it is a party and (ii) all

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obligations (including obligations which, but for the automatic stay under
Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Subsidiary of the Corporation, whether now in existence or hereunder arising, owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by such Subsidiary with any Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "GUARANTEED PARTY" shall mean each Alternate Currency Revolving Loan Borrower (other than the Corporation) and each Subsidiary of the Corporation party to any Interest Rate Protection Agreement or Other Hedging Agreement with any Guaranteed Creditor.

          "GUARANTORS" shall mean and include the Corporation, Sheraton and, prior to the Collateral and Guaranty Release pursuant to Section 13.18(b), each Additional Subsidiary Guarantor.

          "GUARANTY" shall mean and include the Corporation Guaranty, the Sheraton Guaranty and, prior to the Collateral and Guaranty Release pursuant to
Section 13.18(b), the Additional Subsidiaries Guaranty.

          "HAZARDOUS MATERIALS" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definitions of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, which are regulated under any applicable Environmental Law; and (c) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any applicable Environmental Law.

          "HOTEL" means any Real Property or Leasehold comprising an operating facility offering hotel or other lodging services.

          "HOTEL BUSINESS" shall mean (i) the hotel, resort, extended stay lodging, other hospitality business (including the Timeshare Business), and (ii) any and all businesses that in the good faith judgment of the board of directors of the Corporation are reasonably related to, or may be used in connection with, the businesses described in preceding clause (i).

          "INCREMENTAL LOAN COMMITMENT" shall mean any Incremental Term Loan Commitment and/or any Incremental Revolving Loan Commitment, as the context may require.

          "INCREMENTAL LOAN COMMITMENT AGREEMENT" shall mean any Incremental Term Loan Commitment Agreement and/or any Incremental Revolving Loan Commitment Agreement, as the context may require.

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          "INCREMENTAL LOAN COMMITMENT DATE" shall mean any Incremental Term
Loan Borrowing Date or any Incremental Revolving Loan Commitment Date, as the context may require.

          "INCREMENTAL LOAN COMMITMENT REQUIREMENTS" shall mean, with respect to any request for an Incremental Loan Commitment made pursuant to Section 1.19 or
Section 1.20 or any provision of an Incremental Loan Commitment on a given Incremental Loan Commitment Date, the satisfaction of each of the following conditions: (i) no Default or Event of Default then exists or would result therefrom (for purposes of such determination, assuming the relevant Loans in an aggregate principal amount equal to the full amount of Incremental Loan Commitments then requested or provided had been incurred on such date of request or Incremental Loan Commitment Date, as the case may be), (ii) in the case of a request for, or the provision of, an Incremental Term Loan Commitment only, calculations are made by the Corporation demonstrating compliance with the covenants contained in Sections 9.05, 9.06 and 9.08 for the Test Period most recently ended prior to the date of the respective request for Incremental Term Loan Commitments or the relevant Incremental Term Loan Borrowing Date, as the case may be, on a PRO FORMA Basis, as if the Incremental Term Loans to be made pursuant to such Incremental Term Loan Commitments (assuming the full utilization thereof) had been incurred on the first day of such Test Period,
(iii) the Corporation shall have certified to the Administrative Agent that the incurrence of Loans in an aggregate principal amount equal to the full amount of the Incremental Loan Commitments then requested or provided is permitted under, and in accordance with, the Senior Note Documents, all other indentures and all other material debt agreements to which a Credit Party is a party, (iv) the Administrative Agent shall have consented to the Tranche selected by the Corporation (i.e., whether Incremental Revolving Commitments or Incremental Term Loan Commitments will be made available), (v) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made as of such date of request or Incremental Loan Commitment Date, as the case may be (after giving effect to the incurrence of the respective Loan), unless stated to relate to a specified date, in which case such representations and warranties shall be true and correct in all material respects as of such specified date, (vi) in the case of a request for, or the provision of, an Incremental Loan Commitment from an Eligible Transferee which is not already a Lender, the aggregate amount of the Incremental Loan Commitments requested from, or provided by, such Eligible Transferee shall be allocated among the Incremental Term Loan Commitment and the Incremental Revolving Loan Commitment provided (or to be provided) by such Eligible Transferee on a PRO RATA basis (based on the aggregate outstanding principal amount of all Term Loans at such time and the Total Revolving Loan Commitment as in effect at such time) and (vii) the delivery by the Corporation of an officer's certificate to the Administrative Agent certifying as to compliance with preceding clauses (i), (ii), (iii), (v) and (vi) and containing the calculations required by preceding clauses (ii) and/or (iii) (as applicable).

          "INCREMENTAL LOAN LENDER" shall mean any Incremental Term Loan Lender and/or any Incremental RL Lender, as the context may require.

          "INCREMENTAL REVOLVING LOAN COMMITMENT" shall mean, for each Incremental RL Lender, any commitment by such Incremental RL Lender to make Revolving Loans pursuant to Section 1.01(b) as agreed to by such Incremental RL Lender in the respective Incremental

Revolving Loan Commitment Agreement delivered pursuant to Section 1.20; it being understood, however, that on each date upon which an Incremental Revolving Loan Commitment of any Incremental RL Lender becomes effective, such Incremental Revolving Loan Commitment of such Incremental RL Lender shall be added to (and thereafter become a part of) the Revolving Loan Commitment of such Incremental RL Lender for all purposes of this Agreement as contemplated by Section 1.20.

          "INCREMENTAL REVOLVING LOAN COMMITMENT AGREEMENT" shall mean an Incremental Revolving Loan Commitment Agreement substantially in the form of Exhibit M (appropriately completed).

          "INCREMENTAL REVOLVING LOAN COMMITMENT DATE" shall mean each date upon which an Incremental Revolving Loan Commitment under an Incremental Revolving Loan Commitment Agreement becomes effective as provided in Section 1.20(b)(i).

          "INCREMENTAL RL LENDER" shall have the meaning provided in Section 1.20(b).

          "INCREMENTAL TERM LOAN" shall have the meaning provided in Section 1.01(f).

          "INCREMENTAL TERM LOAN BORROWING DATE" shall mean each date on which the Corporation incurs Incremental Term Loans pursuant to Section 1.01(f), which date shall be the date of the effectiveness of the Incremental Term Loan Commitment Agreement pursuant to which such Incremental Term Loans are to be made.

          "INCREMENTAL TERM LOAN COMMITMENT" shall mean, for each Incremental Term Loan Lender, the commitment of such Incremental Term Loan Lender to make Incremental Term Loans pursuant to Section 1.01(f) on a given Incremental Term Loan Borrowing Date, as such commitment is set forth in the Incremental Term Loan Commitment Agreement delivered pursuant to Section 1.19(b) and as same may be terminated pursuant to Sections 3.03 and/or 10.

          "INCREMENTAL TERM LOAN COMMITMENT AGREEMENT" shall mean an Incremental Term Loan Commitment Agreement substantially in the form of Exhibit L (appropriately completed).

          "INCREMENTAL TERM LOAN LENDER" shall have the meaning provided in
Section 1.19(b).

          "INDEBTEDNESS" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services (excluding accounts payable and accrued expenses arising in the ordinary course of business), (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (PROVIDED that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the stated amount of such Indebtedness), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee,

(v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement. Notwithstanding anything to the contrary contained above, all Forward Equity Transactions shall be deemed to constitute Indebtedness for purposes of this Agreement, with the amount of such Indebtedness at any time outstanding to be equal to the maximum amount of cash and/or fair market value of property which would be required to be delivered by the Corporation and its Subsidiaries at such time to satisfy in full their obligations under the respective Forward Equity Transactions.

          "INDEBTEDNESS TO BE REFINANCED" shall mean all Indebtedness under the Existing Credit Agreement on the Initial Borrowing Date (prior to giving effect to the Transaction).

          "INITIAL BORROWING DATE" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Loans hereunder occurs.

          "INITIAL TERM LOAN" shall have the meaning provided in Section
1.01(a).

          "INITIAL TERM LOAN COMMITMENT" shall mean, for each Lender, the amount set forth opposite such Lender's name on Schedule I-A directly below the column entitled "Initial Term Loan Commitment," as the same may be terminated pursuant to Sections 3.03 and/or 10.

          "INSIGNIFICANT SUBSIDIARY" shall mean, at any time, any Subsidiary of the Corporation (excluding Sheraton) which (x) has (i) assets of not greater than 10% of the consolidated total assets of the Corporation and its Subsidiaries (determined as of the last day of the most recent fiscal quarter of the Corporation) and (ii) revenue of less than 10% of the consolidated revenues of the Corporation and its Subsidiaries for the Test Period then most recently ended and (y) if aggregated with all other Subsidiaries of the Corporation with respect to which an event described under Section 10.05 has occurred and is continuing, would have (i) assets of not greater than 10% of the consolidated total assets of the Corporation and its Subsidiaries (determined as of the last day of the most recent fiscal quarter of the Corporation) and (ii) revenue of less than 10% of the consolidated revenues of the Corporation and its Subsidiaries for the Test Period then most recently ended.

          "INTERCOMPANY DEBT" shall mean any Indebtedness, whether now existing or hereafter incurred, owed by any Credit Party to any other Credit Party or any other Subsidiary of the Corporation (including, without limitation, any Intercompany Existing Indebtedness owed by any Credit Party to any such Person).

          "INTERCOMPANY EXISTING INDEBTEDNESS" shall have the meaning provided in Section 7.17.

          "INTERCOMPANY MORTGAGE NOTE" shall mean the subordinated Intercompany Mortgage Notes in an aggregate principal amount not to exceed $3,450,000,000 issued by Sheraton or the Corporation to Starwood REIT, and contributed by Starwood REIT to SLT RLP and Starwood Hotels & Resorts Holdings, Inc.

          "INTEREST DETERMINATION DATE" shall mean, with respect to any Euro Rate Loan, the second Business Day prior to the commencement of any Interest Period relating to such Euro Rate Loan.

          "INTEREST PERIOD" shall have the meaning provided in Section 1.10.

          "INTEREST RATE PROTECTION AGREEMENT" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

          "ISSUING BANK" shall mean (i) DB and any other RL Lender which at the request of the Corporation and with the consent of the Administrative Agent agrees, in such RL Lender's sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2 and (ii) with respect to the Existing Letters of Credit, the Lender designated as the issuer thereof on Schedule 2.01(c) shall be the Issuing Bank thereof; PROVIDED that as of the Initial Borrowing Date and until such time as it agrees otherwise, DB shall not be the Issuing Bank with respect to any Trade Letter of Credit.

          "JOINT LEAD ARRANGERS" shall mean Deutsche Bank Securities, Inc. and J.P. Morgan Securities Inc., each in their capacities as Co-Lead Arrangers and Joint Book Running Managers.

          "JUDGMENT CURRENCY" shall have the meaning provided in Section
13.16(a).

          "JUDGMENT CURRENCY CONVERSION DATE" shall have the meaning provided in
Section 13.16(a).

          "L/C SUPPORTABLE OBLIGATIONS" shall mean obligations of the Corporation or any of its Subsidiaries incurred in the ordinary course of business and which do not violate the applicable provisions, if any, of this Agreement.

          "LEASEHOLDS" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "LENDER" shall mean each financial institution listed on Schedule I-A, as well as any Person which becomes a "Lender" hereunder pursuant to Section 1.14, 1.19, 1.20 or 13.04(b). Unless the context otherwise requires, each reference in this Agreement to a Lender includes each Alternate Currency Lender and, if the reference is to a specific Lender which has a Revolving Loan Commitment hereunder, shall include references to any Affiliate of any such Lender which is acting as an Alternate Currency Lender.

          "LENDER DEFAULT" shall mean (i) the wrongful refusal (which has not been retracted) or the failure of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or to purchase participating interests in Revolving Loans under Section 1.17 or (ii) a Lender having notified in writing any Borrower and/or the Administrative Agent that such Lender does not intend to comply with its obligations under Section 1.01 or 2 in circumstances where such non-compliance would constitute a breach of such Lender's obligations under the respective Section.

          "LETTER OF CREDIT" shall have the meaning provided in Section 2.01(a).

          "LETTER OF CREDIT FEE" shall have the meaning provided in Section 3.01(b).

          "LETTER OF CREDIT OUTSTANDINGS" shall mean, at any time, the sum of
(i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of all Unpaid Drawings.

          "LETTER OF CREDIT REQUEST" shall have the meaning provided in Section 2.03(a).

          "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as in effect in any State or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

          "LOAN" shall mean each Term Loan, each Revolving Loan, each Competitive Bid Loan and each Swingline Loan.

          "MANDATORY BORROWING" shall have the meaning provided in Section 1.01(d).

          "MANDATORY COST" means the cost imputed to a Lender in complying with
(i) the Mandatory Liquid Assets requirements of the Bank of England during the period in which a Sterling Revolving Loan is outstanding determined in accordance with Schedule IV and (ii) any reserve asset requirements of the European Central Bank, as determined in accordance with Schedule IV.

          "MARGIN ADJUSTMENT PERIOD" shall mean each period which shall commence on the date occurring after the Effective Date on which the respective officer's certificates are delivered pursuant to Section 8.01(d) and which shall end on the earlier of (i) the date of actual delivery of the next officer's certificates pursuant to Section 8.01(d) and (ii) the latest date on which the next officer's certificates are required to be delivered.

          "MARGIN STOCK" shall have the meaning provided in Regulation U.

          "MATERIAL ADVERSE CHANGE" means a material adverse change in any of
(i) the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Corporation and its Subsidiaries taken as a whole, (ii) the legality, validity or enforceability of the Credit Documents taken as a whole, (iii) the ability of any Borrower to repay its Obligations or to perform its obligations under any other Credit Document, (iv) the ability of the Guarantors, taken as a whole, to perform their obligations under their respective Guaranties or (v) the rights and remedies of the Lenders or the Agents under the Credit Documents.

          "MATERIAL ADVERSE EFFECT" means an effect that results in or causes, or has a reasonable likelihood of resulting in or causing, a Material Adverse Change.

          "MATURITY DATE" shall mean October 9, 2006, as such date may be extended pursuant to Section 1.21.

          "MAXIMUM SWINGLINE AMOUNT" shall mean $50,000,000.

          "MINIMUM BORROWING AMOUNT" shall mean, for each Type and Tranche of Loans hereunder, the respective amount specified below:

          (i) in the case of a Borrowing of Euro Rate Loans of any Tranche, $10,000,000 (or the applicable Alternate Currency Equivalent thereof in the case of a Borrowing of Alternate Currency Revolving Loans);

          (ii) in the case of a Borrowing (but excluding Borrowings of Swingline Loans) of Base Rate Loans of any Tranche, $10,000,000;

          (iii)   in the case of a Borrowing of Swingline Loans, $1,000,000;

          (iv) in the case of a Borrowing of Canadian Prime Rate Loans, Cdn. $1,000,000;

          (v) in the case of Bankers' Acceptance Loans, the amount specified in Schedule III; and

          (vi)    in the case of Competitive Bid Loans, $20,000,000.

          "MOODY'S" shall mean Moody's Investors Service, Inc.

          "NAIC" shall have the meaning provided in Section 1.11(c).

          "NET TERMINATION VALUE" shall mean at any time, with respect to all Interest Rate Protection Agreements and Other Hedging Agreements for which a Net Termination Value is being determined, the excess, if positive, of (i) the aggregate of the unrealized net loss position, if any, of the Corporation and/or its Subsidiaries under each of such Interest Rate Protection Agreements and Other Hedging Agreements on a marked-to-market basis determined no more than one month prior to such time LESS (ii) the aggregate of the unrealized net gain position, if any, of the Corporation and/or its Subsidiaries under each of such Interest Rate Protection Agreements and Other Hedging Agreements on a marked-to-market basis determined no more than one month prior to such time, with each marked-to market determination made pursuant to clauses (i) and (ii) above in connection with a determination of "Net Termination Value" to be made on the same date.

          "NON-ALTERNATE CURRENCY REVOLVING LOAN SUB-COMMITMENT" means, for any Lender at any time, such Lender's Revolving Loan Commitment MINUS, in the case of a Lender that is, or whose Affiliate is, an Alternate Currency Lender, the sum of such Lender's and its Affiliates' Alternate Currency Revolving Loan Sub-Commitments.

          "NON-DEFAULTING LENDER" shall mean and include each Lender other than a Defaulting Lender.

          "NON-RECOURSE INDEBTEDNESS" of any Person means all Indebtedness of such Person and its Subsidiaries with respect to which recourse for payment is limited to specific assets encumbered by a Lien securing such Indebtedness; PROVIDED, HOWEVER, that personal recourse of a holder of Indebtedness against any obligor with respect thereto for fraud, misrepresentation, misapplication of cash, waste and other circumstances customarily excluded from non-recourse provisions in non-recourse secured financing of real estate shall not, by itself, prevent any Indebtedness from being characterized as Non-Recourse Indebtedness, PROVIDED FURTHER that if a personal recourse claim is made in connection therewith, such claim shall not constitute Non-Recourse Indebtedness for the purpose of this Agreement.

          "NOTE" shall mean each Term Note, each Revolving Note, each Competitive Bid Note and the Swingline Note.

          "NOTICE OF BORROWING" shall have the meaning provided in Section 1.03(a).

          "NOTICE OF COMPETITIVE BID BORROWING" shall have the meaning provided in Section 1.04(a).

          "NOTICE OF CONVERSION" shall have the meaning provided in Section 1.07(a).

          "NOTICE OFFICE" shall mean the office of the Administrative Agent located at 200 Crescent Court, Suite 550, Dallas, TX 75201-1875, Attention:
Allison Wilson, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

          "OBLIGATION CURRENCY" shall have the meaning provided in Section 13.16(a).

          "OBLIGATIONS" shall mean all amounts owing to any Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

          "OTHER HEDGING AGREEMENT" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values or instruments to hedge and protect against fluctuations in the Corporation's and/or its Subsidiaries cash flow and earnings from changes in financial markets.

          "PARENT COMPANIES" shall have the meaning provided in the Existing Credit Agreement.

          "PARTICIPANT" shall have the meaning provided in Section 2.04(a).

          "PARTICIPATING MEMBER STATE" shall mean, at any time, any member state of the European Union which has adopted the Euro as its lawful currency at such time.

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          "PARTNERSHIP UNITS" shall mean the Class A Units of SLT RLP and the
Class B Units of SLC Operating Limited Partnership, a Delaware limited partnership.

          "PAYMENT OFFICE" shall mean (i) in respect of Dollar Loans, Letters of Credit, Fees and, except as provided in clause (ii) below, all other amounts owing under this Agreement and the other Credit Documents, the office of the Administrative Agent located at 31 W. 52nd Street, Money Transfer Division New York, New York 10019, ABA Number: 021-001-033, Credit to Deutsche Bank Loan Operations, Reference: Starwood Hotels & Resorts, Account Number: 602-00-119,
Attention: Mary Rodwell, (ii) in respect of Canadian Dollar Revolving Loans, to Royal Bank of Canada, Toronto, Ontario, Canada, SWIFT ID: ROYCCAT2, Account
Number: 095912235745, Account Name: Deutsche Bank, NY, Reference: Starwood Hotels & Resorts, (iii) in respect of Sterling Revolving Loans, to Deutsche Bank AG, London, SWIFT ID: DEUTGB2L, Account Number: 0400069, Account Name: Deutsche Bank, NY, Local Clearing Code //SC405081, Reference: Starwood Hotels & Resorts, and (iv) in respect of Euro Revolving Loans, to Deutsche Bank AG, Frankfurt, SWIFT ID: DEUTDEFF, Account Number: 958409510, Account Name: Deutsche Bank, NY,
Reference: Starwood Hotels & Resorts, Attention: Loans Agency or in each case such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "PERMITTED LIENS" shall have the meaning provided in Section 9.01.

          "PERSON" shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "PLAN" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) any Borrower or a Subsidiary of any Borrower or an ERISA Affiliate and any pension plan as defined in Section 3(2) of ERISA with respect to which any Borrower, or a Subsidiary of any Borrower or an ERISA Affiliate could have any liability.

          "PLEDGE AND SECURITY AGREEMENT" shall mean that certain Pledge and Security Agreement, dated as of February 23, 1998, among the Corporation, various of its Subsidiaries and Deutsche Bank Trust Company Americas, as pledgee, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

          "PLEDGEE" shall have the meaning provided in the Pledge and Security Agreement.

          "POUNDS STERLING" shall mean freely and transferable lawful money of the United Kingdom (expressed in Pounds Sterling).

          "POUNDS STERLING REVOLVING LOAN SUB-COMMITMENT" means, as to any Alternate Currency Lender, the amount, if any, set forth opposite such Alternate Currency Lender's name in Schedule I-B directly below the column entitled "Pounds Sterling Revolving Loan Sub-Commitment," as same may be (x) reduced from time to time pursuant to Sections 1.17, 3.02, 3.03, 10 and/or 13.12(e), (y) increased from time to time pursuant to Section 13.12(d) or (z) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b). The Pounds Sterling Revolving Loan Sub-Commitment of each Alternate Currency Lender is a sub-limit of the Revolving Loan Commitment of the respective Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment) and not an additional commitment and, in no event, may exceed at any time, when added to the Canadian Dollar Revolving Loan Sub-Commitment, the Euro Revolving Loan Sub-Commitment and the Non-Alternate Currency Revolving Loan Sub-Commitment of the respective Alternate Currency Lender (or its respective affiliates), the Revolving Loan Commitment of such Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment).

          "PREFERRED STOCK" as applied to the Capital Stock of any Person, means Capital Stock of such Person (other than common stock of such Person) of any class or classes (however designated) that ranks prior, as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

          "PRIME LENDING RATE" shall mean the rate which the Administrative Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

          "PRO FORMA BASIS" shall mean, as to any Person, for any events which occur subsequent to the commencement of a period for which the financial effect of such event is being calculated, and giving effect to the event for which such calculation is being made, such calculation as will give PRO FORMA effect to such event as if same had occurred at the beginning of such period of calculation, and

          (i) for purposes of the foregoing calculation, the transaction giving rise to the need to calculate the PRO FORMA effect to any of the following events shall be assumed to have occurred on the first day of the four consecutive fiscal quarter period last ended before the occurrence of the respective event for which such PRO FORMA effect is being determined (the "REFERENCE PERIOD"),

          (ii) in making any determination with respect to the incurrence or assumption of any Indebtedness during the Reference Period or subsequent to the Reference Period and on or prior to the date of the transaction referenced in clause (i) above (the "TRANSACTION DATE"), (x) all Indebtedness (including Indebtedness incurred or assumed and for which the financial effect is being calculated, whether incurred under this Agreement or otherwise, but excluding normal fluctuations in revolving indebtedness incurred for working capital purposes and not to finance any acquisition or the making of a Dividend) incurred or permanently repaid during the Reference Period shall be deemed to have been incurred or repaid at the beginning of such period, (y) Consolidated Interest

     Expense of such Person attributable to interest or dividends on any Indebtedness, as the case may be, bearing floating interest rates should be computed on a PRO FORMA basis as if the rate in effect on the Transaction Date had been the applicable rate for the entire period and (z) Consolidated Interest Expense will be increased or reduced by the net cost (including amortization of discount) or benefit (after giving effect to amortization of discount) associated with the Interest Rate Protection Agreements, which will remain in effect for the twelve-month period after the Transaction Date and which shall have the effect of fixing the interest rate on the date of computation; and

          (iii) in making any determination of Consolidated EBITDA, PRO FORMA effect shall be given to any Acquisition and any Asset Sale, in each case which occurred during the Reference Period or subsequent to the Reference Period and prior to the Transaction Date, as if such Acquisition or Asset Sale, as the case may be, occurred on the first day of the Reference Period.

All PRO FORMA determinations required above shall be determined in accordance with GAAP. For purposes of this definition, whenever PRO FORMA effect is to be given to any occurrence or event, the PRO FORMA calculation shall be determined in good faith by a responsible financial or accounting officer of the Corporation.

          "PROJECTIONS" shall have the meaning provided in Section 5.10(i).

          "QUALIFIED PREFERRED STOCK" shall mean any preferred stock of the Corporation so long as the terms of any such preferred stock (i) do not provide any collateral security, (ii) do not provide any guaranty or other support by the Corporation or any Subsidiaries of the Corporation, (iii) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before December 31, 2008, (iv) do not contain any covenants other than periodic reporting requirements, (v) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of the Corporation or liquidations involving the Corporation, and (vi) do not provide for the conversion into, or the exchange for (unless at the sole discretion of the issuer thereof), debt securities.

          "QUARTERLY PAYMENT DATE" shall mean the last Business Day of each April, July, October and January occurring after the Effective Date.

          "RATING AGENCIES" shall mean both S&P and Moody's.

          "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 ET SEQ.

          "REAL PROPERTY" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

          "REFERENCE PERIOD" shall have the meaning provided in the definition of PRO FORMA Basis.

          "REFINANCING" shall mean and include (i) the refinancing and repayment in full of all amounts outstanding under, and the termination in full of all commitments and letters of credit in respect of, the Indebtedness to be Refinanced (or (x) in the case of Existing Letters of Credit, the incorporation thereof hereunder as Letters of Credit pursuant to Section 2.01(c) and (y) in the case of Existing Bankers' Acceptances, the roll-over and continuation thereof as Bankers' Acceptances hereunder pursuant to Section 1.15(b)) and (ii) the consummation of the related transactions described in Section 5.05.

          "REFINANCING DOCUMENTS" shall mean each of the agreements, documents and instruments entered into in connection with the Refinancing.

          "REFINANCING INDEBTEDNESS" shall have the meaning provided in Section 9.04.

          "REGISTER" shall have the meaning provided in Section 13.15.

          "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "REGULATION T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "REGULATION X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "RELEASE" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring or migrating, into or upon any land or water or air, or otherwise entering into the environment.

          "RELEVANT EXTENSION REQUIREMENTS" shall mean, with respect to the delivery of the notice pursuant to Section 1.21 or the extension of the original Maturity Date pursuant to Section 1.21, the satisfaction of each of the following conditions: (i) no Default or Event of Default shall have occurred and be continuing at such time, both before and immediately after giving effect to such delivery or such extension, as the case may be, (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such request or extension (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (iii) with respect to the extension of the original Maturity Date pursuant to Section 1.21 only, the Corporation shall have paid to each Lender the Extension Fee owed to such Lender pursuant to Section 3.01(g) and (iv) an Authorized Officer of the Corporation shall have delivered to the Administrative Agent an officer's certificate certifying as to compliance with preceding clauses (i),
(ii) and (iii) (if applicable)

          "REPAYMENT SCHEDULE" shall mean (x) at any time prior to the extension of the Maturity Date pursuant to Section 1.21, the repayments listed under Column A of the table appearing in Section 4.02(b) and (y) at any time on and after the extension of the Maturity Date pursuant to Section 1.21, the repayments listed under Column B of the table appearing in Section 4.02(b).

          "REPLACED LENDER" shall have the meaning provided in Section 1.14.

          "REPLACEMENT" shall have the meaning provided in Section 1.14.

          "REPLACEMENT LENDER" shall have the meaning provided in Section 1.14.

          "REPLY DATE" shall have the meaning provided in Section 1.04(b).

          "REPORTABLE EVENT" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection ..22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

          "REQUIRED LENDERS" shall mean Non-Defaulting Lenders the sum of whose outstanding Term Loans (and, prior to the termination thereof, Initial Term Loan Commitments) and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Competitive Bid Loans and Participations in Letter of Credit Outstandings and outstanding Swingline Loans) represent an amount greater than 50% of the sum of all outstanding Term Loans (and, if prior to the termination thereof, Initial Term Loan Commitments) of Non-Defaulting Lenders and the Total Revolving Loan Commitment less the Revolving Loan Commitments of Defaulting Lenders (or after the termination of the Total Revolving Loan Commitment, the sum of the then total outstanding Revolving Loans and Competitive Bid Loans of Non-Defaulting Lenders, and the aggregate participations of all Non-Defaulting Lenders of Letter of Credit Outstandings and outstanding Swingline Loans at such time). For purposes of determining Required Lenders, all outstanding Loans and Commitments, as the case may be, that are denominated in Dollars will be calculated in Dollars and all Loans and Commitments, as the case may be, denominated in an Alternate Currency will be calculated according to the Dollar Equivalent thereof.

          "REQUIREMENTS OF LAW" means, as to any Person, the certificate of incorporation or formation and by-laws or other organizational or governing documents of such Person, and all foreign federal, state and local laws, rules and regulations, including, without limitation, foreign federal, state or local securities, antitrust and licensing laws, all food, health and safety laws, and all applicable trade laws and requirements, including, without limitation, all disclosure requirements of Environmental Laws, ERISA and all orders, judgments, decrees or other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person, its business or any of its property or to which such Person, its business or any of its property is subject.

          "REVOLVING CREDIT EXPOSURE" shall mean, for any RL Lender at any time, the sum of (i) the aggregate principal amount of all Revolving Loans made by such Lender (and its affiliates, if any, acting as Alternate Currency Lenders) (for this purpose, (x) at all times prior to the occurrence of any Sharing Event and the automatic conversion of Alternate Currency Revolving Loans to Dollar Revolving Loans pursuant to Section 1.17, using the Dollar Equivalent of the principal amount or Face Amount, as the case may be, of all Alternate Currency Revolving Loans then outstanding from such RL Lender or any affiliate thereof acting as an Alternate Currency Lender and (y) at all times after the occurrence of any Sharing Event, giving effect to the conversions required by Section 1.17 and to all participations purchased by such RL Lender pursuant to Section 1.17), PLUS (ii) the product of (A) such Lender's Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) and (B) the sum of (x) the aggregate amount of all Letter of Credit Outstandings at such time and (y) the aggregate principal amount of all Swingline Loans then outstanding.

          "REVOLVING CREDIT PERIOD" shall mean the period from and including the Initial Borrowing Date to but not including the Maturity Date.

          "REVOLVING LOAN" shall have the meaning provided in Section 1.01(b).

          "REVOLVING LOAN COMMITMENT" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I-A directly below the column entitled "Revolving Loan Commitment," as the same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10, (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b), or (z) increased from time to time pursuant to Section 1.20.

          "REVOLVING NOTES" shall mean each Dollar Revolving Note, each Canadian Dollar Revolving Note, each Euro Revolving Note and each Sterling Revolving Note.

          "RIGHTS" shall have the meaning specified in the Rights Agreement.

          "RIGHTS AGREEMENT" shall mean the Rights Agreement between the Corporation and a Rights Agent, dated as of March 15, 1999, as the same may be amended, modified or supplemented from time to time with the approval of the Agents.

          "RL LENDER" shall mean, at any time, each Lender with a Revolving Loan Commitment or with outstanding Revolving Loans at such time.

          "RL PERCENTAGE" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time the denominator of which is the Total Revolving Loan Commitment at such time. Notwithstanding anything to the contrary contained above, if the RL Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

          "S&P" shall mean Standard & Poor's Ratings Services.

          "SCHEDULED EXISTING INDEBTEDNESS" shall have the meaning provided in
Section 7.17.

          "SCHEDULED REPAYMENT" shall have the meaning provided in Section 4.02(b).

          "SCHEDULED REPAYMENT DATE" shall have the meaning provided in Section 4.02(b).

          "SEC" shall have the meaning provided in Section 8.01(f).

          "SECTION 4.04(b)(ii) CERTIFICATE" shall have the meaning provided in
Section 4.04(b)(ii).

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "SENIOR NOTE DOCUMENTS" shall mean the Senior Notes and the other instruments, indentures, documents and agreements entered into in connection with the issuance of the Senior Notes, as the same may be amended, modified and or supplemented from time to time in accordance with the terms thereof.

          "SENIOR NOTES" shall mean shall mean the Existing Senior Notes and any other senior notes of the Corporation evidencing senior Indebtedness incurred or issued by the Corporation after the Effective Date.

          "SHARING EVENT" shall mean (i) the occurrence of any Event of Default with respect to any Borrower pursuant to Section 10.05, (ii) the declaration of the Total Commitment terminated, or the acceleration of the maturity of any Loans, in each case pursuant to the last paragraph of Section 10 or (iii) the failure of any Borrower to pay any principal of, Face Amount of, or interest on, Loans or any Letter of Credit Obligations on the Maturity Date.

          "SHERATON" shall mean Sheraton Holding Corporation, a Nevada corporation formerly known as ITT Corporation.

          "SHERATON GUARANTY" shall have the meaning provided in Section 5.09.

          "SIGNIFICANT ACQUISITION" shall mean shall mean any Acquisition by the Corporation or any of its Subsidiaries involving aggregate consideration (including cash, Indebtedness assumed or incurred in connection therewith and the fair market value of all other consideration (determined in good faith by senior management of the Corporation) payable in connection therewith) of $250,000,000 or more.

          "SIGNIFICANT DISPOSITION" shall mean shall mean any Asset Sale which generates gross cash proceeds of at least $250,000,000.

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          "SLT RLP" shall mean SLT Realty Limited Partnership, a Delaware limited partnership.

          "SPECIFIED DEFAULT" shall mean any Default existing pursuant to any of Sections 10.01, 10.05 or 10.09 of this Agreement.

          "STANDBY LETTER OF CREDIT" shall have the meaning provided in Section 2.01(a).

          "START DATE" shall mean, with respect to any Margin Adjustment Period, the first day of such Margin Adjustment Period.

          "STARWOOD ITALIA" shall mean Starwood Italia S.R.L. and any successor thereto.

          "STARWOOD REIT" shall mean Starwood Hotels & Resorts, a Maryland real estate investment trust.

          "STARWOOD VACATION" shall mean Starwood Vacation Ownership, Inc., a Florida corporation previously known as Vistana, Inc.

          "STATED AMOUNT" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met, but after giving effect to all previous drawings made thereunder).

          "STERLING EQUIVALENT" shall mean, at any time for the determination thereof, the amount of Pounds Sterling which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefore as quoted by the Administrative Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 1.17 or 13.16 or Section 18 of the Sheraton Guaranty, on the date of determination).

          "STERLING EURO RATE" shall mean (i) the rate per annum that appears on page 3750 of the Dow Jones Markets Screen (or any successor page) for Pounds Sterling deposits with maturities comparable to the Interest Period applicable to the Sterling Revolving Loans subject to the respective Borrowing commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of the respective Interest Period or
(ii) if such a rate does not appear on page 3750 of the Dow Jones Markets Screen (or any successor page), the offered quotation to first-class banks in the London interbank market by DB for Pounds Sterling deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Sterling Revolving Loan of DB with maturities comparable to the Interest Period applicable to such Sterling Revolving Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period; PROVIDED that, in the event the Administrative Agent has made any determination pursuant to Section 1.11(a)(i) in respect of Sterling Revolving Loans, or in the circumstances described in clause (i) to the proviso to Section 1.11(b) in respect of Sterling Revolving Loans, the Sterling Euro Rate determined pursuant to this definition shall instead be the rate determined by DB as the all-in-cost of funds

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for DB to fund such Sterling Revolving Loan with maturities comparable to the
Interest Period applicable thereto.

          "STERLING REVOLVING LOAN" shall mean each Alternate Currency Revolving Loan denominated in Pounds Sterling at the time of the incurrence thereof.

          "STERLING REVOLVING NOTES" shall have the meaning provided in Section 1.06(a).

          "STOP ISSUE NOTICE" shall have the meaning provided in Section
2.03(b).

          "SUB-COMMITMENTS" shall mean, with respect to any RL Lender, the Non-Alternate Currency Revolving Loan Sub-Commitment, if any, of such RL Lender, the Canadian Dollar Revolving Loan Sub-Commitment, if any, of such RL Lender (or its Affiliate which is acting as an Alternate Currency Lender), the Pounds Sterling Revolving Loan Sub-Commitment, if any, of such RL Lender (or its Affiliate which is acting as an Alternate Currency Lender) and the Euro Revolving Loan Sub-Commitment, if any, of such RL Lender (or its Affiliate which is acting as an Alternate Currency Lender).

          "SUBORDINATION AGREEMENT" shall have the meaning provided in Section 5.06(b).

          "SUBSIDIARY" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

          "SUPERMAJORITY LENDERS" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were changed to "66-2/3%."

          "SVO DEBT" shall mean all Indebtedness of Starwood Vacation and any of its Subsidiaries incurred in connection with the Timeshare Business.

          "SWINGLINE EXPIRY DATE" shall mean the date which is five (5) Business Days prior to the Maturity Date.

          "SWINGLINE LENDER" shall mean DB.

          "SWINGLINE LOAN" shall have the meaning provided in Section 1.01(c).

          "SWINGLINE NOTE" shall have the meaning provided in Section 1.06(a).

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          "SYNDICATION AGENT" shall have the meaning provided in the first paragraph of this Agreement.

          "SYNDICATION DATE" shall mean the date upon which the Agents determine in their sole discretion (and notify the Borrowers) that the primary syndication (and resultant addition of institutions as Lenders pursuant to Section 13.04) has been completed.

          "TAX AFFILIATE" means, as to any Person, (i) any Subsidiary of such Person and (ii) any Affiliate of such Person with which such Person files or is eligible to file consolidated, combined or unitary tax returns.

          "TAX RETURNS" shall have the meaning provided in Section 7.07.

          "TAXES" shall have the meaning provided in Section 4.04(a).

          "TERM LOAN" shall mean, collectively, each Initial Term Loan and each Incremental Term Loan.

          "TERM NOTE" shall have the meaning provided in Section 1.06(a).

          "TEST DATE" shall mean the last day of each fiscal quarter ended after the Initial Borrowing Date.

          "TEST PERIOD" shall mean each period of four consecutive fiscal quarters of the Corporation then last ended (in each case taken as one accounting period).

          "THIRD PARTY EXISTING INDEBTEDNESS" shall have the meaning provided in
Section 7.17.

          "TIMESHARE BUSINESS" shall mean (i) the acquisition, development, operation, management and sale of Vacation Resorts, including, without limitation, VOIs and (ii) providing customers who purchase VOIs at Vacation Resorts financing for such purposes (collectively, together with any and all business that in the good faith judgment of the board of directors of the Corporation or Starwood Vacation are materially related to the foregoing).

          "TOTAL ALTERNATE CURRENCY REVOLVING LOAN SUB-COMMITMENT" at any time shall mean the sum of the Alternate Currency Revolving Loan Sub-Commitments of all the Alternate Currency Lenders; PROVIDED that at no time shall the Total Alternate Currency Revolving Loan Sub-Commitment exceed (x) $350,000,000 or, if less, (y) the Total Revolving Loan Commitment as then in effect.

          "TOTAL CANADIAN DOLLAR REVOLVING LOAN SUB-COMMITMENT" means, at any time, (x) the sum of the Canadian Dollar Revolving Loan Sub-Commitments of all Alternate Currency Lenders at such time or, if less, (y) the Total Canadian Dollar Revolving Loan Sub-Commitment as then in effect pursuant to Section 1.18.

          "TOTAL COMMITMENT" shall mean, at any time, the sum of the Commitments of each of the Lenders.

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          "TOTAL INCREMENTAL TERM LOAN COMMITMENT" shall mean, at any time, the sum of the Incremental Term Loan Commitments of each of the Lenders.

          "TOTAL INITIAL TERM LOAN COMMITMENT" shall mean, at any time, the sum of the Initial Term Loan Commitments of each of the Lenders.

          "TOTAL NON-ALTERNATE CURRENCY REVOLVING LOAN SUB-COMMITMENT" at any time shall mean the sum of the Non-Alternate Currency Revolving Loan Sub-Commitments of all the Lenders; PROVIDED that at no time shall the Total Non-Alternate Currency Revolving Loan Sub-Commitment exceed the Total Revolving Loan Commitment as then in effect.

          "TOTAL NON-ALTERNATE CURRENCY REVOLVING LOAN SUB-COMMITMENT EXCESS" shall have the meaning provided in Section 4.01.

          "TOTAL REVOLVING LOAN COMMITMENT" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders.

          "TOTAL UNUTILIZED REVOLVING LOAN COMMITMENT" shall mean, at any time, an amount equal to the remainder of (x) the Total Revolving Loan Commitment then in effect, LESS (y) the sum of (I) the aggregate principal amount of Revolving Loans then outstanding (for this purpose, taking the Dollar Equivalent thereof in the case of Alternate Currency Revolving Loans then outstanding) PLUS (II) the aggregate principal amount of Swingline Loans then outstanding PLUS (III) the then aggregate amount of Letter of Credit Outstandings PLUS (IV) the aggregate principal amount of all Competitive Bid Loans then outstanding; PROVIDED that for purposes of all determinations of the Applicable Commitment Commission Percentage, the amounts described in subclauses (y)(II) and (y)(IV) above shall be deemed to be $0.

          "TRADE LETTER OF CREDIT" shall have the meaning provided in Section 2.01(a).

          "TRANCHE" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being four separate Tranches, i.e., Initial Term Loans, Incremental Term Loans, Revolving Loans and Swingline Loans.

          "TRANSACTION" shall mean, collectively, (i) the Refinancing, (ii) the entering into of the Credit Documents and the incurrence of Loans on the Initial Borrowing Date and (iii) the payment of fees and expenses owing in connection with the foregoing.

          "TREATY" means the Treaty establishing the European Community being the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986, the Maastricht Treaty (which was signed at Maastricht on February 7, 1992) and the Treaty of Amsterdam (which was signed in Amsterdam on October 2, 1997).

          "TYPE" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan, a Eurodollar Loan, a Canadian Prime Rate Loan, a Bankers' Acceptance Loan, a Sterling Revolving Loan or a Euro Revolving Loan.

          "UNCONSOLIDATED JOINT VENTURE" means, with respect to any Person, at any date, any other Person in whom such Person holds Capital Stock but does not hold a majority of

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voting securities or otherwise hold a controlling stake, and such other Person accounted for in the financial statements of such Person on either an equity or cost basis of accounting and whose financial results would not be consolidated in the financial statements of such Person, if such statements were prepared in accordance with GAAP as of such date.

          "UNFUNDED CURRENT LIABILITY" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No. 87, exceeds the market value of the assets allocable thereto.

          "UNITED STATES" and "U.S." shall each mean the United States of America.

          "UNPAID DRAWING" shall have the meaning provided for in Section
2.05(a).

          "UNSECURED DEBT RATING" means the rating assigned by a Rating Agency to the Corporation's long-term senior unsecured Indebtedness (which Indebtedness may be guaranteed, but only by Sheraton).

          "UNSECURED INDEBTEDNESS" of any Person means any Indebtedness of such Person and its Subsidiaries for which the obligations thereunder are not secured or collateralized by a pledge of or other Lien on any Assets of such Person or its Subsidiaries.

          "UNUTILIZED ALTERNATE CURRENCY REVOLVING LOAN SUB-COMMITMENT" means, as to any Alternate Currency Lender (including any of its affiliates which acts as an Alternate Currency Lender with respect to one or more other Alternate Currencies) at any time, the sum of the Alternate Currency Revolving Loan Sub-Commitments of such Alternate Currency Lender and its affiliates at such time minus the Dollar Equivalent of the aggregate principal amount or Face Amount, as the case may be, of all Alternate Currency Revolving Loans of such Alternate Currency Lender (and its respective affiliates) then outstanding.

          "UNUTILIZED ALTERNATE CURRENCY RL PERCENTAGE" of any Lender, at any time, shall mean a fraction (expressed as a percentage) the numerator of which is the Unutilized Alternate Currency Revolving Loan Sub-Commitment of such Lender (and its respective affiliates which act as Alternate Currency Lenders) at such time and the denominator of which is the aggregate amount of Unutilized Alternate Currency Revolving Loan Sub-Commitments of all Alternate Currency Lenders at such time.

          "UNUTILIZED REVOLVING LOAN COMMITMENT" with respect to any Lender, at any time, shall mean an amount equal to the remainder of (I) such Lender's Revolving Loan Commitment at such time LESS (II) the sum of (x) the aggregate principal amount of Revolving Loans of such Lender (including any Affiliate of any such Lender acting as an Alternate Currency Lender) then outstanding (taking the Dollar Equivalent of the principal amount or Face Amount, as the case may be, in the case of any Alternate Currency Revolving Loans then outstanding) and
(y) such Lender's Dollar Percentage (or, after a Sharing Event has occurred, its RL Percentage) of the Letter of Credit Outstandings at such time.

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          "VACATION RESORTS" shall mean the vacation ownership resorts acquired, developed, operated, managed and sold by Starwood Vacation and its Subsidiaries.

          "VOIS" shall mean resorts having vacation ownership interests, interval ownership interests, timeshare estates, timeshare licenses, vacation clubs, right-to-use programs or other forms of vacation ownership programs.

          "WHOLLY-OWNED FOREIGN SUBSIDIARY" of any Person shall mean any Subsidiary of such Person which is both a Foreign Subsidiary and a Wholly-Owned Subsidiary of such Person.

          "WHOLLY-OWNED SUBSIDIARY" shall mean, as to any Person, (i) any corporation 100% of whose Capital Stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

          SECTION 12. THE AGENTS.

          12.01 APPOINTMENT. The Lenders hereby designate (x) DB as Administrative Agent, (y) JPMorgan Chase Bank as Syndication Agent and (z) Bank of America, N.A., Fleet National Bank and Societe Generale, as Co-Documentation Agents, in each case to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, any Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

          12.02 NATURE OF DUTIES. (a) No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. No Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agents shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose on any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

          (b) Notwithstanding any other provision of this Agreement or any provision of any other Credit Document, each of the Joint Lead Arrangers and the Co-Documentation Agents are named as such for recognition purposes only, and in their respective capacities as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the other Credit Documents or the transactions contemplated hereby and thereby; it being

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understood and agreed that the Joint Lead Arrangers and the Co-Documentation
Agents shall be entitled to all indemnification and reimbursement rights in favor of "Agents" as, and to the extent, provided for under Sections 12.06 and
13.01. Without limitation of the foregoing, none of the Joint Lead Arrangers or the Co-Documentation Agents shall, solely by reason of this Agreement or any other Credit Documents, have any fiduciary relationship in respect of any Lender or any other Person.

          12.03 LACK OF RELIANCE ON THE AGENTS. Independently and without reliance upon any Agent (for purposes of this Section 12.03, the term "Agent" shall include all officers, directors, agents, employees and affiliates of the respective Agent), each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrowers and their Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrowers and their Subsidiaries and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent shall be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of any Borrower or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of any Borrower or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

          12.04 CERTAIN RIGHTS OF THE AGENTS. If any Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender and no holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

          12.05 RELIANCE. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent.

          12.06 INDEMNIFICATION. To the extent any Agent is not reimbursed and indemnified by the Credit Parties, the Lenders will reimburse and indemnify such Agent, its

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affiliates, and their respective officers, directors, agents and employees, in proportion to their respective "percentages" as used in determining the Required Lenders (for this purpose, determined as if there were no Defaulting Lenders at such time), for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the such Agent's gross negligence or willful misconduct.

          12.07 EACH AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to make Loans, or issue or participate in Letters of Credit, under this Agreement, each Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "Supermajority Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

          12.08 HOLDERS. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          12.09 RESIGNATION BY, OR REMOVAL OF, THE AGENTS. (a) Any Agent (including, without limitation, the Administrative Agent) may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 30 days' prior written notice to the Lenders and the Borrowers. Any such resignation by an Agent hereunder shall also constitute its resignation (if applicable) as an Issuing Bank and Swingline Lender, in which case the resigning Agent (x) shall not be required to issue any further Letters of Credit or make any additional Swingline Loans hereunder and
(y) shall maintain all of its rights as Issuing Bank or Swingline Lender, as the case may be, with respect to any Letters of Credit issued by it, or Swingline Loans made by it, prior to the date of such resignation. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below; PROVIDED that the Syndication Agent may resign from the performance of its functions and duties hereunder at any time by giving notice to the Borrowers, the Administrative Agent and the Lenders, which resignation shall take effect upon delivery of such notice. Furthermore, any Agent may be removed by the Required Lenders in the event that such Agent committed a willful breach of, or was grossly negligent in the performance of, its material obligations hereunder (as determined by a court of competent jurisdiction in a final, non-appealable decision).

          (b) Except in the case of a resignation as provided in the proviso appearing in the first sentence of Section 12.09(a), upon any notice of resignation by, or the removal of, any Agent, the Required Lenders shall appoint a successor Agent hereunder who shall be a commercial bank or trust company reasonably acceptable to the Corporation; PROVIDED that if the Administrative Agent is resigning, or is removed, and JPMorgan Chase Bank is an Agent at such time, then JPMorgan Chase Bank shall first be offered the opportunity to act as successor Administrative Agent.

          (c) If a successor Agent shall not have been so appointed within such 30 day period, the resigning Agent, with the consent of the Corporation (which consent shall not be unreasonably withheld or delayed), shall then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

          (d)     If no successor Agent has been appointed pursuant to clause
(b) or (c) above by the 40th day after the date such notice of resignation was given by the resigning Agent, the resigning Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of such Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

          (e)     Upon a resignation or removal of any Agent pursuant to this
Section 12.09, such Agent shall remain indemnified to the extent provided in this Agreement and the other Credit Documents and the provisions of this Section 12 shall continue in effect for the benefit of such Agent for all of its actions and inactions while serving as an Agent.

          SECTION 13. MISCELLANEOUS.

          13.01 PAYMENT OF EXPENSES, ETC. The Borrowers jointly and severally agree that they shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agents (including, without limitation, the reasonable fees and disbursements of White & Case LLP and the Agents' local and foreign counsel and consultants) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Agents in connection with their syndication efforts with respect to this Agreement and of the Agents (and, after the occurrence of an Event of Default, each of the Lenders) in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for each Agent and each Lender); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar documentary taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities, obligations, losses, damages, penalties and claims with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Agent and each Lender, and each of their

                                      -120-
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respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments and suits, and all reasonable costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or
(b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property at any time owned or operated by any Borrower or any of its Subsidiaries, the generation, storage, transportation, handling, disposal or Release of Hazardous Materials at any Real Property, whether or not owned or operated by any Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against, in connection with or arising from, any Borrower, any of its Subsidiaries or any Real Property at any time owned or operated by any Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

          13.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is hereby authorized (to the extent not prohibited by applicable law) at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          13.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex,

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telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents; if to any Lender, at its address specified on Schedule II; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or any Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Corporation and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective (x) three Business Days after deposited in the mails, (y) one Business Day after delivered to the telegraph company, cable company or a recognized overnight courier, as the case may be, or (z) when sent by telex or telecopier, except that notices and communications to the Agents shall not be effective until received by the Agents.

          13.04 BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED, HOWEVER, that no Borrower may assign or transfer any of its rights, obligations or interest hereunder or under any Credit Document without the prior written consent of the Agents and all the Lenders (except that, with the consent of the Required Lenders, the Corporation may assign or transfer its rights hereunder and under the other Credit Documents to which it is a party in connection with a merger or consolidation with or into another Person as contemplated by (and in accordance with the requirements of) Section 9.02) and, PROVIDED FURTHER, that, although any Lender may transfer or grant participations in its rights hereunder to any Eligible Transferee, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Revolving Loan Commitments and/or outstanding Loans hereunder except as provided in
Section 13.04(b)) and the participant shall not constitute a "Lender" hereunder and, PROVIDED FURTHER, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note, or the scheduled expiration date of any Letter of Credit in which such participant is participating, beyond the Maturity Date (as the same may be extended as provided in Section 1.21), or reduce the rate or extend the time of payment of interest (except in connection with a waiver of applicability of any post-default increase in interest rates) or Fees thereon or reduce the principal amount thereof (except to the extent repaid in cash) (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) or (b) shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i), so long as the primary purpose of the respective amendments or modifications to the financial definitions was not to reduce the interest or Fees payable hereunder), or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in any Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement (except that, with the consent of the Required Lenders, the Corporation may assign or transfer its rights hereunder in connection with a merger or consolidation with or into another Person as contemplated by (and in accordance with the requirements of) Section 9.02) and (iii) release the Corporation or Sheraton from its Guaranty (it

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being understood, however, that the assumption by another Person of the
Corporation's or Sheraton's obligations under the relevant Guaranty in connection with a merger or consolidation of the Corporation or Sheraton, as the case may be, with such other Person as contemplated by (and in accordance with the requirements of) Section 9.02 shall not be construed to be a release of the Corporation or Sheraton, as the case may be, from its Guaranty). In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation.

          (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to an Eligible Transferee which is (i) (a) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (b) to one or more Lenders or (ii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor, PROVIDED that in respect of any assignment pursuant to preceding clauses (i) and (ii) of less than $5,000,000 in the aggregate of such Lender's Commitments and related outstanding Obligations, at the time of any such assignment the Lender shall provide the Administrative Agent with the name of a single entity to receive all notices under this Agreement on behalf of such assigning Lender and its affiliates, or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, PROVIDED that, (i) the assignment by any Lender of its Alternate Currency Revolving Loan Sub-Commitments (or any portion thereof) shall constitute the assignment of a like amount of such Lender's (or its respective Affiliate's) Revolving Loan Commitment, (ii) any assignment of all or any portion of the Revolving Loan Commitment of any Lender shall be required to be accompanied by the assignment of all or such portions of the Alternate Currency Revolving Loan Sub-Commitments and/or Non-Alternate Currency Revolving Loan Sub-Commitment of such Lender (or its respective Affiliate) as is equal, in the aggregate, to the amount of the Revolving Loan Commitment being so assigned, (iii) any assignment of all or any portion of the Revolving Loan Commitment and related outstanding Obligations (or, if the Revolving Loan Commitment has terminated, any assignment of Obligations originally extended pursuant to the Revolving Loan Commitments) shall be made on a basis such that the respective assignee participates in Revolving Loans, and in Letter of Credit Outstandings, in accordance with the Revolving Loan Commitment (and Sub-Commitments described above) so assigned (or if the Revolving Loan Commitment has terminated, on the same basis as participated in by the Lenders with Revolving Loan Commitments (and Sub-Commitments described above) prior to the termination thereof), (iv) at such time Schedules I-A and, if applicable, I-B shall be deemed modified to reflect the Commitments (or outstanding

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Term Loans, as the case may be) and, if applicable, Alternate Currency Revolving
Loan Sub-Commitments of such new Lender and of the existing Lenders, (v) upon the surrender of the relevant Notes by the assigning Lender (or, upon such assigning Lender's indemnifying the respective Borrower for any lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the Borrowers' expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.06 (with appropriate modifications) to the extent needed to reflect the revised Commitments (or outstanding Term Loans, as the case may be), (vi) the consent of the Administrative Agent (not to be unreasonably withheld or delayed) shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) above, (vii) any assignment of all or any portion of the Revolving Loan Commitment of any Lender (or, if the Revolving Loan Commitment has terminated, any assignment which would include participations in outstanding Letters of Credit and/or obligations to fund Mandatory Borrowings) shall require the consent of the Swingline Lender (which consent will not be unreasonably withheld or delayed), (viii) at any time when no Specified Default or Event of Default is in existence, the approval of the Corporation shall be required (except with respect to assignments pursuant to clause (x) above), which approval shall not be unreasonably withheld or delayed, (ix) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500, and
(x) promptly after such assignment, the Borrowers shall have received from the Administrative Agent notice of any such assignment and of the identity, nationality and applicable lending office of any such Eligible Transferee that is not a United States Person (as defined in Section 7701(a)(30) of the Code), together with the copy of the Assignment and Assumption Agreement relating thereto and, PROVIDED FURTHER, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to
Section 13.15 hereof. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and related Obligations. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States Person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the Corporation the U.S. Internal Revenue Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.14 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.11, 1.16(b), 2.06 or 4.04 in excess of those being charged by the respective assigning Lender prior to such assignment, then the Borrowers shall not be obligated to pay such excess increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which are not in excess of those being charged by the respective assigning Lender prior to such assignment and any subsequent increased costs of the type described above resulting from changes after the date of the respective assignment).

          (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Notes or

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Loans to a trustee in support of its obligations to such trustee and others. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

          13.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower or any other Credit Party and any Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent or any Lender to any other or further action in any circumstances without notice or demand.

          13.06 PAYMENTS PRO RATA. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its PRO RATA share of any such payment) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

          (b) Except to the extent that this Agreement provides for payments to be allocated to the Lenders under a particular Tranche or with particular Obligations, if any Lender (a "BENEFITTED LENDER") shall at any time receive any payment of all or part of its Loans or the other Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 10.05, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the other Obligations owing to such other Lender, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lender a participating interest in such portion of each such other Lender's Loans and/or other Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (c) Notwithstanding anything to the contrary contained herein, the provisions of preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which (x) require differing payments to be made with respect to the various Tranches of Loans or (y) prohibit payments in respect of any Tranche of Loans.

          13.07 CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP,

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consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrowers to the Lenders).

          (b)     Notwithstanding anything to the contrary contained in clause
(a) of this Section 13.07, except as expressly otherwise provided herein, all calculations determining the "Applicable Margins", compliance with Section 9 and the financial terms as used herein shall be made in accordance with GAAP.

          (c) All computations of interest, Commitment Commission and Fees hereunder shall be made on the basis of a year of 360 days (or 365 or 366 days, as the case may be, in the case of interest on Base Rate Loans and Canadian Prime Rate Loans) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable.

          (d) For purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement is calculated using a rate based on a year of 360 days or 365 days, as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days or 365 days, as the case may be, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by 360 or 365, as the case may be; (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement; and
(iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

          13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS (EXCEPT, IN THE CASE OF OTHER CREDIT DOCUMENTS, AS SPECIFICALLY OTHERWISE PROVIDED THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH BORROWER. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE

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30 DAYS AFTER SUCH MAILING. EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY
OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY BORROWER IN ANY OTHER JURISDICTION.

          (b) EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          13.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Corporation and the Administrative Agent.

          13.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "EFFECTIVE DATE") on which each Borrower, each Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent shall give the Corporation and each Lender prompt written notice of the occurrence of the Effective Date.

          13.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          13.12 AMENDMENT OR WAIVER; ETC. (a) Subject to the provisions of following clauses (c) and (d), neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver,

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discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) with Obligations being directly affected thereby, (i) extend the final scheduled maturity of any Loan or Note (except as a result of the extension of the Maturity Date as provided in Section 1.21) or extend the stated expiration date of any Letter of Credit beyond the Maturity Date (as the same may be extended as provided in Section 1.21), or reduce the rate or extend the time of payment of interest (except in connection with a waiver of applicability of any post-default increase in interest rates) or Fees thereon or reduce the principal amount thereof (except to the extent repaid in cash) (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) or (b) shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i), so long as the primary purpose of the respective amendments or modifications to the financial definitions was not to reduce the interest or Fees payable hereunder), (ii) amend, modify or waive any provision of this Section 13.12 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections set forth in the proviso below to such additional extensions of credit), (iii) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date), (iv) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement (except that, with the consent of the Required Lenders, the Corporation may assign or transfer its rights hereunder in connection with a merger or consolidation with or into another Person as contemplated by (and in accordance with the requirements of) Section 9.02) or (v) release the Corporation or Sheraton from its Guaranty (it being understood, however, that the assumption by another Person of the Corporation's or Sheraton's obligations under the relevant Guaranty in connection with a merger or consolidation of the Corporation or Sheraton, as the case may be, with such other Person as contemplated by (and in accordance with the requirements of) Section 9.02 shall not be construed to be a release of the Corporation or Sheraton, as the case may be, from its Guaranty); PROVIDED FURTHER, that, in addition to the consent of the Required Lenders required above, no such change, waiver, discharge or termination shall (u) in the case of any such change, waiver, discharge or termination to or of any Incremental Loan Agreement, without the consent of each Lender (other than a Defaulting Lender) party thereto, amend, modify, waive or terminate such Incremental Loan Agreement, (v) increase the Commitments (or sub-commitments) of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment (or sub-commitment) of any Lender, and that an increase in the available portion of any Commitment (or sub-commitment) of any Lender shall not constitute an increase of the Commitment (or sub-commitment) of such Lender), (w) without the consent of each Issuing Bank, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (x) without the consent of each Swingline Lender, alter its rights or obligations with respect to Swingline Loans, (y) without the consent of the respective Agent, amend, modify or waive any provision of Section 12 or any other provision as same relates to the rights or obligations of such Agent, or (z) without the consent of the Supermajority Lenders of the Term Loans, amend the definition of Supermajority Lenders (it being understood that, with

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the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the extensions of the Loans and Commitments are included on the Effective Date) or waive, or decrease the amount of, any, Scheduled Repayment or extend the date on which any Scheduled Repayment is required to be made (it being understood and agreed, however, that (I) any reduction in the portion of any Scheduled Repayment payable prior to the Maturity Date to which a Lender may be entitled as a result of the provision
(and incurrence) of Incremental Term Loans pursuant to Sections 1.01(f) and 1.19 and the absence of any proportionate increase in such Scheduled Repayments at the time of such provision (and incurrence), shall not require the consent of the Supermajority Lenders, (II) nothing in this clause (z) shall be construed to limit the right of each Lender to consent to the extension of the final scheduled maturity date of any Loan or Note on the terms specified in clause (i) of the immediately preceding proviso and (III) if additional term loans (other than Incremental Term Loans) are made pursuant to the Term Loan Tranche, the Scheduled Repayments may be increased on a proportionate basis without the consent of the Supermajority Lenders).

          (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (vi), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Corporation shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described below, to replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.14 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination, PROVIDED FURTHER, that in any event the Corporation shall not have the right to replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

          (c) At any time and from time to time after the Effective Date, one or more Persons may become Alternate Currency Revolving Loan Borrowers in accordance with the provisions of Section 6.04 and the definition of Alternate Currency Revolving Loan Borrower contained herein. Upon the satisfaction of such provisions, such Person shall constitute an Alternate Currency Revolving Loan Borrower and a Borrower party to this Agreement, without any further actions taken by any Persons. Furthermore, the Corporation may, at any time and from time to time, by written notice to the Administrative Agent, remove any Alternate Currency Revolving Loan Borrower as such an Alternate Currency Revolving Loan Borrower on a prospective basis; PROVIDED that at the time of such removal there are no outstanding Alternate Currency Revolving Loans owing to such Alternate Currency Revolving Loan Borrower, and all other amounts then due and payable by such Alternate Currency Revolving Loan Borrower have been paid in full. Any removal of a Person as an Alternate Currency Revolving Loan Borrower shall have no effect on any obligations of such Person as an Alternate Currency Revolving Loan Borrower hereunder in respect of Obligations previously incurred by it hereunder or with respect to any of the indemnities set forth herein (including, without limitation, in Sections 1.11, 1.12, 1.16(b), 2.06, 4.04, 12.06 and 13.01), which shall survive the removal of such Person as an Alternate Currency Revolving Loan Borrower.

                                      -129-
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          (d)     From time to time after the Effective Date, if, with the
consent of the Corporation and the Administrative Agent, one or more Lenders is willing (at its sole discretion), to increase the amount of its Alternate Currency Revolving Loan Sub-Commitment with respect to one or more Alternate Currencies, then the Alternate Currency Revolving Loan Sub-Commitments of such Lender may be so increased as agreed by it (pursuant to a written agreement entered into, and executed by, the respective Lender, the Administrative Agent and the Corporation); PROVIDED that (x) to the extent the Alternate Currency Revolving Loan Sub-Commitments of the respective Lender are increased, the Non-Alternate Currency Revolving Loan Sub-Commitment of the respective Lender shall be decreased, (y) arrangements satisfactory to the Administrative Agent shall be made so that, after giving effect to the adjustment to the respective Lender's Alternate Currency Revolving Loan Sub-Commitments, such Lender participates in all then outstanding extensions of credit on the same basis as it would otherwise have so participated if it had originally had Alternate Currency Revolving Loan Sub-Commitments and a related Non-Alternate Currency Revolving Loan Sub-Commitment as same will be in effect after giving effect to the changes contemplated by this clause (d) and (z) without the prior written consent of the Required Lenders, no increase to any Alternate Currency Revolving Loan Sub-Commitment of any Lender shall be made pursuant to this clause (d) if, immediately after giving effect thereto, the Total Alternate Currency Revolving Loan Sub-Commitment would exceed the lesser of (x) $350,000,000 and (y) the Total Revolving Loan Commitment as then in effect.

          (e) From time to time after the Effective Date, if one or more Alternate Currency Lenders desires to reduce the amount of its Alternate Currency Revolving Loan Sub-Commitment with respect to one or more Alternate Currencies, then the respective Alternate Currency Lender shall provide 30 days' prior written notice thereof to the Corporation and the Administrative Agent, specifying the relevant Alternate Currency Revolving Loan Sub-Commitment to be so reduced and the amount of such reduction; PROVIDED HOWEVER, that no more than one such notice may be delivered by any Alternate Currency Lender in any 3 month period. Any such reduction to an Alternate Currency Revolving Loan Sub-Commitment of any Alternate Currency Lender shall be effective on the 30th day following delivery of the foregoing notice (or, if such 30th day is not a Business Day, the next succeeding Business Day after such 30th day), with the following to occur concurrently therewith: (i) the Non-Alternate Currency Revolving Loan Sub-Commitment of the respective Lender shall be increased by the amount of the reduction to the Alternate Currency Revolving Loan Sub-Commitment of such Lender, (ii) the relevant Borrowers shall, in coordination with the Administrative Agent, (x) repay outstanding Dollar Revolving Loans and/or Alternate Currency Revolving Loans in a given Alternate Currency of certain of the RL Lenders, and incur additional Dollar Revolving Loans and/or Alternate Currency Revolving Loans in a given Alternate Currency from certain other RL Lenders (including the Incremental RL Lenders) or (y) take such other actions as may be required by the Administrative Agent (including by requiring new Dollar Revolving Loans or Alternate Currency Revolving Loans in a given Alternate Currency to be incurred and added to then outstanding Borrowings of the respective such Loans, even though as a result thereof such new Loans (to the extent required to be maintained as Euro Rate Loans) may have a shorter Interest Period than the then outstanding Borrowings of the respective such Loans), in each case to the extent necessary so that (I) all of the RL Lenders effectively participate in each outstanding Borrowing of Dollar Revolving Loans PRO RATA on the basis of their Dollar Percentages (determined after giving effect to the decrease in the Alternate Currency Revolving

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Loan Commitment or Commitments of such Lender (and the increase in the
Non-Alternate Currency Revolving Loan Sub-Commitment of such Lender) pursuant to this Section 13.12(e)) and (II) all Alternate Currency Lenders with an Alternate Currency Revolving Loan Sub-Commitment in a given Alternate Currency effectively participate in each outstanding Borrowing of Alternate Currency Revolving Loans in such Alternate Currency PRO RATA on the basis of their Alternate Currency RL Percentages as the same relate to such Alternate Currency (determined after giving effect to the decrease in the Alternate Currency Revolving Loan Commitment or Commitments of such Lender (and the increase in the Non-Alternate Currency Revolving Loan Sub-Commitment of such Lender) pursuant to this Section 13.12(e)), (iii) the Corporation shall pay to the respective RL Lenders any costs of the type referred to in Section 1.12 in connection with any repayment and/or Borrowing required pursuant to preceding clause (ii) and (iv) to the extent Dollar Revolving Loans or Alternate Currency Revolving Loans in a given Alternate Currency are to be so incurred or added to the then outstanding Borrowings of the respective such Loans which are maintained as Euro Rate Loans, the Lenders that have made such Loans shall be entitled to receive from the Borrowers such amounts, as reasonably determined by the respective Lenders, to compensate them for funding the various Revolving Loans during an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon rates then applicable thereto). All determinations by any Lender pursuant to clause (iv) of the immediately preceding sentence shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          (f)     Notwithstanding anything to the contrary contained in clauses
(a) through (e) above of this Section 13.12, the Corporation, the Administrative Agent and each Incremental Loan Lender may, in accordance with the provisions of Sections 1.19 and 1.20, enter into an Incremental Loan Commitment Agreement, PROVIDED that after the execution and delivery by the Corporation, the Administrative Agent and each such Incremental Loan Lender of such Incremental Loan Commitment Agreement, such Incremental Loan Commitment Agreement may thereafter only be modified in accordance with the requirements of clause (a) through (e) above of this Section 13.12.

          13.13 SURVIVAL. All indemnities set forth herein including, without limitation, in Sections 1.11, 1.12, 1.16(b), 2.06, 4.04, 12.06 and 13.01 shall survive the execution, delivery and termination of this Agreement, the Notes and the other Credit Documents and the making and repayment of the Obligations (it being understood and agreed that all such indemnities shall also survive as to any Lender that has assigned all of its obligations hereunder pursuant to
Section 13.04(b) with respect to the period of time in which such Lender was a "Lender" hereunder).

          13.14 DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.11, 1.12, 1.16(b), 2.06 or
4.04 in excess of those being charged by the respective Lender prior to such transfer, then the Borrowers shall not be obligated to pay such excess increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which would apply in the absence of such designation and any subsequent increased costs of the type described above resulting from changes after the date of the respective transfer).

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          13.15 REGISTER. Each Borrower hereby designates the Administrative
Agent to serve as such Borrower's agent, solely for purposes of this Section 13.15, to maintain a register (the "REGISTER") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the respective Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to
Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note, if any, evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall, if requested, be issued to the assigning or transferor Lender and/or the new Lender. The registration of any provision of Incremental Loan Commitments pursuant to Sections 1.19 and 1.20 shall be recorded by the Administrative Agent on the Register only upon the acceptance of the Administrative Agent of a properly executed and delivered Incremental Loan Commitment Agreement. Coincident with the delivery of such Incremental Loan Commitment Agreement for acceptance and registration of the provision of an Incremental Loan Commitment, or as soon thereafter as practicable, new Term Notes or new Revolving Notes, as the case may be, shall be issued to the respective Incremental Loan Lender at the request of such Incremental Loan Lender. Each Borrower jointly and severally agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.15.

          13.16 JUDGMENT CURRENCY. (a) The Credit Parties' obligations hereunder and under the other Credit Documents to make payments in the respective Applicable Currency (the "OBLIGATION CURRENCY") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or such Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in the Obligation Currency, the conversion shall be made, at the Alternate Currency Equivalent or the Dollar Equivalent thereof, as the case may be, and, in the case of other currencies, the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of

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the day on which the judgment is given (such Business Day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION DATE").

          (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

          (c) For purposes of determining the Alternate Currency Equivalent or the Dollar Equivalent or any other rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

          13.17 CONFIDENTIALITY. (a) Subject to the provisions of clause (b) of this Section 13.17, each Lender agrees that it will use its reasonable best efforts not to disclose without the prior consent of the Corporation (other than to its employees, officers, directors, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this
Section 13.17 to the same extent as such Lender) any information with respect to the Corporation or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document, PROVIDED that any Lender may disclose any such information (a) as has become generally available to the public other than by virtue of a breach of this Section by such Lender, (b) to the extent such information was legally in possession of such Lender prior to its receipt from or on behalf of the Corporation or any of its Subsidiaries and was from a source not known to such Lender to be (x) bound by a confidentiality agreement with the Corporation or (y) otherwise prohibited from transmitting such information to such Lender by a contractual, legal or fiduciary obligation, (c) such information becomes available to such Lender from a source other than the Corporation or any of its Subsidiaries and such source is not known to such Lender to be (x) bound by a confidentiality agreement with the Corporation or (y) otherwise prohibited from transmitting such information to such Lender by a contractual, legal or fiduciary obligation, (d) as may be required or reasonably appropriate in any report, statement or testimony submitted to, or in response to a request from, any municipal, state or Federal governmental or regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board, the Federal Deposit Insurance Corporation, the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (e) as may be required or reasonably appropriate in response to any summons or subpoena or in connection with any litigation, (f) in order to comply with any Requirement of Law applicable to such Lender, (g) to any Agent or any other Lender, (h) to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors; PROVIDED that such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to keep such information confidential to the same extent required of the Lenders thereunder, and (i) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of

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any of the Notes or Commitments or any interest therein by such Lender, PROVIDED that such prospective transferee shall have agreed to be subject to the provisions of this Section 13.17(a).

          (b) Each of the Borrowers hereby acknowledge and agree that each Lender may, in connection with the Transaction or the participation of such Lender pursuant to this Agreement and the other Credit Documents, share with any of its affiliates any information related to the Corporation or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Corporation and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.17 to the same extent as such Lender).

          13.18 SPECIAL PROVISIONS REGARDING COLLATERAL, ADDITIONAL SUBSIDIARIES GUARANTY AND RELEASE OF COLLATERAL AND SUBSIDIARIES FROM ADDITIONAL SUBSIDIARIES GUARANTY. (a) (i) Pursuant to clause (i)(A) of the proviso appearing in the first recital to the Pledge and Security Agreement, the Parent Companies (by their execution and acknowledgement of this Agreement) hereby represent and warrant that (x) the Existing Credit Agreement is being refinanced in full and all obligations thereunder are being repaid in full on the Initial Borrowing Date and (y) on the Initial Borrowing Date, this Agreement shall become the Credit Agreement under, and as defined in, the Pledge and Security Agreement.

          (ii) Pursuant to clause (ii) of the proviso appearing in the first recital to the Pledge and Security Agreement, the Parent Companies (by their execution and acknowledgement of this Agreement) hereby give notice to the Pledgee that the Indebtedness under this Agreement shall be treated as issued under the Credit Agreement for purposes of (and as defined in) the Pledge and Security Agreement.

          (iii) Each Additional Subsidiary Guarantor hereby unconditionally and irrevocably guarantees to (x) the Lender Creditors (as defined in the Sheraton Guaranty) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations owing by each Borrower under this Agreement and each other Credit Document to which such Borrower is a party, whether now existing or hereafter incurred under, arising out of or in connection with this Agreement or any such other Credit Document and (y) the Other Creditors (as defined in the Sheraton Guaranty) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all Other Obligations (as defined in the Sheraton Guaranty) owing by the Corporation or any of its Subsidiaries, whether now in existence or hereafter arising. The guaranty pursuant to this Section 13.18(a)(iii) is an absolute guaranty of payment and performance and not a guaranty of collection.

          (iv) The Administrative Agent and the Corporation acknowledge and agree that the Lenders party to this Agreement constitute the Required Lenders under, and as defined in, the Existing Credit Agreement as in effect immediately prior to the consummation of the Transaction.

          (b) Each Lender hereby agrees (by its execution hereof) that (x) that the Indebtedness under this Agreement shall be treated as issued under the Credit Agreement for purposes of (and as defined in) the Pledge and Security Agreement and (y) as of 5:00 P.M. (New York time) on the Initial Borrowing Date (and after the initial incurrence of Loans on such date)

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(the "REQUIRED RELEASE TIME"), (i) each Additional Subsidiary Guarantor shall be automatically released from the Additional Subsidiaries Guaranty (as a result of which, pursuant to Section 21 of the Pledge and Security Agreement, each such Additional Subsidiary Guarantor shall be released as a Pledgor under the Pledge and Security Agreement), (ii) all of the Collateral pledged pursuant to the Pledge and Security Agreement by any Pledgor shall be automatically released (without any further action on the part of any Lender) and (iii) no additional or further Collateral shall at any time be required to be pledged pursuant to the Pledge and Security Agreement, in each case so long as each of the following conditions shall have been satisfied at the Required Release Time:

                  (I) no ITT Note Event (as defined in the Pledge and Security Agreement) shall have occurred and be continuing;

                  (II) no Default or Event of Default under Section 10.05 with respect to the Corporation or Sheraton then exists;

                  (III) an Authorized Officer of the Corporation shall have delivered an officer's certificate to the Pledgee (in accordance with the requirements of Section 18(c) of the Pledge and Security Agreement), certifying that the release of all of the Collateral of the Pledgors under the Pledge and Security Agreement pursuant to this
          Section 13.18(b) is permitted pursuant to Section 18(b) of the Pledge and Security Agreement;

                  (IV) an Authorized Officer of the Parent Companies shall have delivered an officer's certificate to the Pledgee (in accordance with the requirements of the third sentence appearing in Section 20 of the Pledge and Security Agreement), certifying that the release of Collateral under the Pledge and Security Agreement pursuant to Section 13.18(b) does not violate the terms of any Secured Debt Agreement (as defined in the Pledge and Security Agreement); and

                  (V) the Administrative Agent shall have received an opinion from Sidley Austin Brown & Wood LLP, special counsel to the Credit Parties, addressed to the Agents and each of the Lenders, in the form set forth as Exhibit F-4.

In connection with the foregoing, each of the Lenders hereby authorizes the Pledgee to take such actions as may be required to be taken by the Pledgee pursuant to Section 18(b) of the Pledge and Security Agreement to effectuate the release of the Collateral. The releases described in clauses (i), (ii) and (iii) of the first sentence of this Section 13.18(b) are herein collectively called the "COLLATERAL AND GUARANTY RELEASE".

          (c) Notwithstanding anything to the contrary contained in Section 5.05, the parties hereto acknowledge and agree that the conditions precedent described in, and the actions required to be taken pursuant to, Sections 5.05(b), (c) and (d) (to the extent applicable to the Existing Senior Notes) shall be required to be satisfied or taken, as the case may be, concurrently with the Collateral and Guaranty Release pursuant to Section 13.18(b) and, in any event, no later than the Required Release Time, rather than as otherwise required by said Sections. All

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provisions of this Credit Agreement (including, without limitation, all conditions precedent, representations, warranties, covenants, events of default and other agreements herein and therein) shall be deemed modified to the extent necessary to permit the taking of the actions required by said Sections 5.05(b),
(c) and (d) at the time of the Collateral and Guaranty Release pursuant to
Section 13.18(b), rather than as otherwise provided in said Sections. The acceptance of the benefits of the Loans shall constitute a representation, warranty and covenant by each Borrower to each of the Lenders that the actions required pursuant to this Section 13.18(c) will be, or have been, taken at the time of the Collateral and Guaranty Release pursuant to Section 13.18(b) and, in any event, no later than the Required Release Time. The parties hereto acknowledge and agree that the failure to take any of the actions required above by the Required Release Time (whether as a result of the failure of the conditions to the Collateral and Guaranty Release to be satisfied at such time or otherwise) shall give rise to an immediate Event of Default pursuant to this Agreement.

          SECTION 14. CORPORATION GUARANTY.

          14.01 THE GUARANTY. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and to induce the Lenders or any of their respective Affiliates to enter into Interest Rate Protection Agreements or Other Hedging Agreements, and in recognition of the direct benefits to be received by the Corporation from the proceeds of the Loans, the issuance of the Letters of Credit and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements, the Corporation hereby agrees with the Lenders as follows: the Corporation hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations to the Guaranteed Creditors. If any or all of the Guaranteed Obligations to the Guaranteed Creditors becomes due and payable hereunder, the Corporation unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the Guaranteed Obligations. This Corporation Guaranty is a guaranty of payment and not of collection. This Corporation Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of
(i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Alternate Currency Revolving Loan Borrowers and any other Guaranteed Party), then and in such event the Corporation agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Corporation, notwithstanding any revocation of this Corporation Guaranty or any other instrument evidencing any liability of any Alternate Currency Revolving Loan Borrower or any other Guaranteed Party, and the Corporation shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          14.02 BANKRUPTCY. Additionally, the Corporation unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to the Guaranteed

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Creditors whether or not due or payable by any Alternate Currency Revolving Loan
Borrower or any other Guaranteed Party upon the occurrence of any of the events specified in Section 10.05, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand.

          14.03 NATURE OF LIABILITY. The liability of the Corporation hereunder is exclusive and independent of any guaranty of the Guaranteed Obligations whether executed by the Corporation, any other guarantor or by any other party, and the liability of the Corporation hereunder is not affected or impaired by
(a) any direction as to application of payment by any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party or by any other party, or
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Alternate Currency Revolving Loan Borrower or any other Guaranteed Party, or (e) any payment made to the Guaranteed Creditors on the Guaranteed Obligations which any such Guaranteed Creditor repays to any Alternate Currency Revolving Loan Borrower or any other Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Corporation waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (f) any action or inaction of the type described in Section 14.05, or (g) the lack of validity or enforceability of any Credit Document or any other instrument relating thereto.

          14.04 INDEPENDENT OBLIGATION. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Corporation Guaranty, and this Corporation Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations. The obligations of the Corporation hereunder are independent of the obligations of any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party, any other guarantor or any other Person and a separate action or actions may be brought and prosecuted against the Corporation whether or not action is brought against any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party, any other guarantor or any other Person and whether or not any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party, any other guarantor or any other Person be joined in any such action or actions. The Corporation waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by an Alternate Currency Revolving Loan Borrower or any other Guaranteed Party or other circumstance which operates to toll any statute of limitations as to such Alternate Currency Revolving Loan Borrower shall operate to toll the statute of limitations as to the Corporation.

          14.05 AUTHORIZATION. The Corporation authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed

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     Obligations (including any increase or decrease in the rate of interest thereon) or any liability incurred directly or indirectly in respect thereof, and this Corporation Guaranty made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party or others or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, guarantors, any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party or other obligors;

          (e) settle or compromise any of the Guaranteed Obligations or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Alternate Currency Revolving Loan Borrower or any other Guaranteed Party to their respective creditors other than the Guaranteed Creditors;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Alternate Currency Revolving Loan Borrower or any other Guaranteed Party to the Guaranteed Creditors regardless of what liability or liabilities of such Alternate Currency Revolving Loan Borrower or such other Guaranteed Party remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of such other instruments or agreements; and/or

          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Corporation from its liabilities under this Corporation Guaranty.

          14.06 RELIANCE. It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of any Alternate Currency Revolving Loan Borrower or any other Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          14.07 SUBORDINATION. Any of the indebtedness of any Alternate Currency Revolving Loan Borrower or any other Guaranteed Party now or hereafter owing to the Corporation is hereby subordinated to the Guaranteed Obligations of such Alternate Currency Revolving Loan Borrower or such other Guaranteed Party owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of such Alternate Currency Revolving Loan Borrower or such other Guaranteed Party to the Corporation shall be collected, enforced and received by the Corporation for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of such Alternate Currency Revolving Loan Borrower or such Guaranteed Party to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of the Corporation under the other provisions of this Corporation Guaranty. Prior to the transfer by the Corporation of any note or negotiable instrument evidencing any of the indebtedness of any Alternate Currency Revolving Loan Borrower or any other Guaranteed Party to the Corporation, the Corporation shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the Corporation hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Corporation Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

          14.08 WAIVER. (a) The Corporation waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party, any other guarantor or any other party or
(iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. The Corporation waives any defense based on or arising out of any defense of any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party, any other guarantor or any other party, other than payment in full in cash of the Guaranteed Obligations, based on or arising out of the disability of any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Alternate Currency Revolving Loan Borrower or any other Guaranteed Party other than payment in full in cash of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of the Corporation hereunder except to the extent the Guaranteed Obligations have been paid in cash. The Corporation waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Corporation against any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party or any other party or any security.

          (b) The Corporation waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Corporation Guaranty, and notices of the existence, creation, modification or incurring of new or additional Guaranteed Obligations. The Corporation assumes all responsibility for being and keeping itself informed of each Alternate Currency Revolving Loan Borrower's and each other Guaranteed Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Corporation assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise the Corporation of information known to them regarding such circumstances or risks.

          (c) Until such time as the Guaranteed Obligations have been paid in full in cash, the Corporation hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Corporation Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Creditors against any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party or any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Alternate Currency Revolving Loan Borrower, any other Guaranteed Party or any other guarantor which it may at any time otherwise have as a result of this Corporation Guaranty.

          14.09 PAYMENTS. All payments made by the Corporation pursuant to this
Section 14 shall be made in the respective Applicable Currency in which the Guaranteed Obligations are then due and payable (giving effect, in the circumstances contemplated by Section 1.17, to any conversion occurring pursuant thereto). All payments made by the Corporation pursuant to this Section 14 will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of Sections 4.03, 4.04 and 13.16.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                               STARWOOD HOTELS & RESORTS
                                 WORLDWIDE, INC., as the Borrower and
                                 Guarantor

                               By: /s/Jeff S. Drew
                                   --------------------------------
                                   Name: Jeff S. Drew
                                   Title: Senior Vice President & Treasurer

                               DEUTSCHE BANK AG, NEW YORK
                                 BRANCH,
                                 Individually and as Administrative Agent

                               By: /s/Steven P. Lapham
                                   --------------------------------
                                   Name: Steven P. Lapham
                                   Title: Director

                               By: /s/Alexander B.v. Johnson
                                   --------------------------------
                                   Name: Alexander B.V. Johnson
                                   Title: Managing Director

                               JPMORGAN CHASE BANK,
                                 Individually and as Syndication Agent

                               By: /s/John F. Mix
                                   --------------------------------
                                   Name: John F. Mix
                                   Title: Vice President

                               BANK OF AMERICA, N.A.,
                                 Individually and as a Co-Documentation Agent

                               By: /s/Ansel McDowell
                                   --------------------------------
                                   Name: Ansel McDowell
                                   Title: Principal

                               FLEET NATIONAL BANK,
                                 Individually and as a Co-Documentation Agent

                               By: /s/Kathleen M. Ahern
                                   ---------------------------------------------
                                   Name: Kathleen M. Ahern
                                   Title: Director

                               SOCIETE GENERALE,
                                 Individually and as a Co-Documentation Agent

                               By: /s/Thomas K. Day
                                   --------------------------------
                                   Name: Thomas K. Day
                                   Title: Managing Director

                               BANK of NOVA SCOTIA


                               By: /s/T.J. McNaught
                                   --------------------------------
                                   Name: T.J. McNaught
                                   Title: Director

                               BANK OF MONTREAL


                               By: /s/Eduardo Mendoza
                                   --------------------------------
                                   Name: Eduardo Mendoza
                                   Title: Vice President

                               CREDIT LYONNAIS NEW YORK BRANCH


                               By: /s/David Bowers
                                   --------------------------------
                                   Name: David Bowers
                                   Title: Vice President

                               BNP PARIBAS


                               By: /s/Janice S.H. Ho
                                   --------------------------------
                                   Name: Janice S.H. Ho
                                   Title: Director

                               BANK ONE, NA


                               By: /s/Dennis J. Redpath
                                   --------------------------------
                                   Name: Dennis J. Redpath
                                   Title: Director, Capital Markets

                               ING CAPITAL LLC


                               By: /s/David A. Mazujian
                                   --------------------------------
                                   Name: David A. Mazujian
                                   Title: Managing Director

                               LEHMAN COMMERCIAL PAPER, INC.


                               By: /s/Michele Swanson
                                   --------------------------------
                                   Name: Michele Swanson
                                   Title: Authorized Signatory

                               BANK OF HAWAII


                               By: /s/Luke Yeh
                                   --------------------------------
                                   Name: Luke Yeh
                                   Title: Vice President

                               CHANG HWA COMMERCIAL BANK, LTD.,
                                 NEW YORK BRANCH


                               By: /s/Ming-Hsien Lin
                                   --------------------------------
                                   Name: Ming-Hsien Lin
                                   Title: VP & General Manager

                               ERSTE BANK


                               By: /s/Gregory T. Apeman
                                   --------------------------------
                                   Name: Gregory T. Apeman
                                   Title: Vice President


                               ERSTE BANK


                               By: /s/John S. Runnion
                                   --------------------------------
                                   Name: John S. Runnion
                                   Title: Managing Director

                               FIRST COMMERCIAL BANK,
                                 NEW YORK AGENCY

                               By: /s/Bruce M. J. Ju
                                   ---------------------------------------------
                                   Name: Bruce M. J. Ju
                                   Title: Vice President & General Manager

                               THE NORINCHUKIN BANK,
                                 NEW YORK BRANCH


                               By: /s/Fumiaki Ono
                                   --------------------------------
                                   Name: Fumiaki Ono
                                   Title: General Manager

                               CHIAO TUNG BANK CO., LTD.,
                                 NEW YORK AGENCY


                               By: /s/Shyh-Jiann Peng
                                   ---------------------------------------------
                                   Name: Shyh-Jiann Peng
                                   Title: Senior Vice President & General
                                          Manager

                               FIRST HAWAIIAN BANK


                               By: /s/Charles L. Jenkins
                                   ----------------------------------
                                   Name: Charles L. Jenkins
                                   Title: Vice President, Manager

                               SAN PAOLO IMI S.P.A.
                                 NEW YORK BRANCH


                               By: /s/Carlo Persico
                                   --------------------------------
                                   Name: Carlo Persico
                                   Title: General Manager


                               SAN PAOLO IMI S.P.A.
                                 NEW YORK BRANCH


                               By: /s/Robert Wurster
                                   --------------------------------
                                   Name: Robert Wurster
                                   Title: Senior Vice President

                               ACKNOWLEDGED AND ACCEPTED
                               IN CONNECTION WITH SECTION 13.18:


                               SLT REALTY LIMITED PARTNERSHIP,
                                a Delaware limited partnership,
                                as an Additional Subsidiary Guarantor

                                By: Starwood Hotels & Resorts,
                                    a Maryland real estate investment trust,
                                    its general partner


                                    By: /s/Jeff S. Drew
                                        -------------------------------
                                    Name: Jeff S. Drew
                                    Title:  Vice President & Treasurer


                               STARWOOD HOTELS & RESORTS
                                HOLDINGS, INC.,
                                as an Additional Subsidiary Guarantor


                                By: /s/Jeff S. Drew
                                    --------------------------------------
                                Name:  Jeff S. Drew
                                Title: Vice President, Assistant Secretary
                                       & Assistant Treasurer

                               CHARLESTON HOTEL ASSOCIATES, LLC
                               CRYSTAL CITY HOTEL ASSOCIATES, LLC
                               LONG BEACH HOTEL ASSOCIATES, LLC
                               SANTA ROSA HOTEL ASSOCIATES, LLC,
                                each a New Jersey limited liability company, each as an Additional Subsidiary Guarantor

                                By: SLT Realty Limited Partnership,
                                    a Delaware limited partnership,
                                    the managing member of each of the
                                    above listed entities

                                    By: Starwood Hotels & Resorts,
                                        a Maryland real estate investment
                                        trust, its general partner


                                        By: /s/Jeff S. Drew
                                            ------------------------------
                                        Name:  Jeff S. Drew
                                        Title: Vice President & Treasurer

                               SLT ALLENTOWN LLC
                               SLT ARLINGTON LLC
                               SLT ASPEN DEAN STREET, LLC
                               SLT BLOOMINGTON LLC
                               SLT DANIA LLC
                               SLT DC MASSACHUSETTS AVENUE, LLC
                               SLT INDIANAPOLIS LLC
                               SLT KANSAS CITY LLC
                               SLT LOS ANGELES LLC
                               SLT MINNEAPOLIS LLC
                               SLT PALM DESERT LLC
                               SLT PHILADELPHIA LLC
                               SLT REALTY COMPANY, LLC
                               SLT SAN DIEGO LLC
                               SLT SOUTHFIELD LLC
                               SLT ST. LOUIS LLC
                               SLT TUCSON LLC STARWOOD ATLANTA II LLC
                               STARWOOD ATLANTA LLC
                               STARWOOD MISSION HILLS, L.L.C.
                               STARWOOD NEEDHAM LLC
                               STARWOOD WALTHAM LLC,
                                each a Delaware limited liability company, each as an Additional Subsidiary Guarantor

                                By: SLT Realty Limited Partnership,
                                    a Delaware limited partnership,
                                    the managing member of each of the
                                    above listed entities

                                    By:  Starwood Hotels & Resorts,
                                         a Maryland real estate investment
                                         trust, its general partner


                                         By: /s/Jeff S. Drew
                                             -------------------------
                                         Name:  Jeff S. Drew
                                         Title: Vice President
                                                & Treasurer

                               STARLEX LLC,
                                a New York limited liability company,
                                as an Additional Subsidiary Guarantor

                                By: SLT Realty Limited Partnership,
                                    a Delaware limited partnership,
                                    its managing member

                                    By:  Starwood Hotels & Resorts,
                                         a Maryland real estate investment
                                         trust, its general partner


                                         By: /s/Jeff S. Drew
                                             ---------------------------
                                         Name:  Jeff S. Drew
                                         Title: Vice President
                                                & Treasurer


                               BW HOTEL REALTY, LP
                               CP HOTEL REALTY, LP,
                                 each a Maryland limited partnership,
                                 each as an Additional Subsidiary Guarantor

                                 By: SLT Realty Limited Partnership,
                                     a Delaware limited partnership,
                                     the general partner of each of the above
                                     listed entities

                                     By: Starwood Hotels & Resorts,
                                         a Maryland real estate investment
                                         trust, its general partner


                                         By: /s/Jeff S. Drew
                                             -----------------------------
                                         Name:  Jeff S. Drew
                                         Title: Vice President & Treasurer

                               EDISON HOTEL ASSOCIATES, LP,
                                a New Jersey limited partnership,
                                as an Additional Subsidiary Guarantor

                                By: SLT Realty Limited Partnership,
                                    a Delaware limited partnership,
                                    its general partner

                                    By: Starwood Hotels & Resorts,
                                        a Maryland real estate investment
                                        trust, its general partner


                                        By: /s/Jeff S. Drew
                                            -----------------------------
                                        Name:  Jeff S. Drew
                                        Title: Vice President & Treasurer


                               NOVI HOTEL ASSOCIATES, LP
                               PARK RIDGE HOTEL ASSOCIATES LP
                               SLT FINANCING PARTNERSHIP
                               SLT HOUSTON BRIAR OAKS, LP
                               VIRGINIA HOTEL ASSOCIATES, LP,
                                each a Delaware limited partnership,
                                each as an Additional Subsidiary Guarantor

                                By: SLT Realty Limited Partnership,
                                    a Delaware limited partnership,
                                    the general partner of each of the above
                                    listed entities

                                    By: Starwood Hotels & Resorts,
                                        a Maryland real estate investment
                                        trust, its general partner


                                        By: /s/Jeff S. Drew
                                            ---------------------------------
                                            Name:  Jeff S. Drew
                                            Title: Vice President & Treasurer

                               PRUDENTIAL HEI JOINT VENTURE,
                                a Georgia general partnership,
                                as an Additional Subsidiary Guarantor

                                By: SLT Realty Limited Partnership,
                                    a Delaware limited partnership,
                                    the general partner of each of the above
                                    listed entities

                                    By: Starwood Hotels & Resorts,
                                        a Maryland real estate investment
                                        trust, its general partner


                                        By: /s/Jeff S. Drew
                                            -------------------------
                                        Name:  Jeff S. Drew
                                        Title: Vice President
                                               & Treasurer

                               HEI HOTELS, L.L.C.
                               SLC CENTRAL PARK SOUTH, LLC
                               SLC INDIANAPOLIS LLC
                               STARWOOD MANAGEMENT COMPANY,
                                LLC,
                                each a Delaware limited liability company, each as an Additional Subsidiary Guarantor

                                By: SLC Operating Limited Partnership,
                                    a Delaware limited partnership,
                                    the managing member of each of the
                                    above listed entities

                                    By:  Starwood Hotels & Resorts
                                         Worldwide, Inc., a Maryland
                                         corporation, its general partner


                                         By: /s/Jeff S. Drew
                                             ------------------------
                                         Name:  Jeff S. Drew
                                         Title: Senior Vice President
                                                & Treasurer

                               SLC OPERATING LIMITED PARTNERSHIP,
                                 a Delaware limited partnership,
                                 as an Additional Subsidiary Guarantor

                                 By: Starwood Hotels & Resorts Worldwide, Inc.,
                                     a Maryland corporation, its general partner


                                     By: /s/Jeff S. Drew
                                         ------------------------------------
                                     Name:  Jeff S. Drew
                                     Title: Senior Vice President & Treasurer


                               MILWAUKEE BROOKFIELD LP,
                                a Wisconsin limited partnership,
                                as an Additional Subsidiary Guarantor

                                By: SLC Operating Limited Partnership,
                                    a Delaware limited partnership,
                                    its general partner

                                    By:  Starwood Hotels & Resorts
                                         Worldwide, Inc., a Maryland
                                         corporation, its general partner


                                         By: /s/Jeff S. Drew
                                             ------------------------
                                         Name:  Jeff S. Drew
                                         Title: Senior Vice President
                                                & Treasurer

                               ITT BROADCASTING CORP.,
                                as an Additional Subsidiary Guarantor

                                By: /s/Jeff S. Drew
                                    ---------------------------------------
                                Name:  Jeff S. Drew
                                Title: Vice President & Assistant Treasurer

                               THE SHERATON CORPORATION,
                                (f/k/a ITT Sheraton Corporation)
                               DESTINATION SERVICES OF SCOTTSDALE,
                                INC.
                               GENERAL FIDUCIARY CORPORATION
                               GLOBAL CONNEXTIONS INC.
                               STARWOOD RESERVATIONS
                                CORPORATION, (f/k/a ITT Sheraton
                                Reservations Corporation)
                               MANHATTAN SHERATON CORPORATION
                               SAN DIEGO SHERATON CORPORATION
                               SAN FERNANDO SHERATON CORPORATION
                               SHERATON 45 PARK CORPORATION
                               SHERATON ASIA-PACIFIC CORPORATION
                               SHERATON BOSTON CORPORATION
                               SHERATON CALIFORNIA CORPORATION
                               SHERATON FLORIDA CORPORATION
                               SHERATON HARBOR ISLAND
                                CORPORATION
                               SHERATON HAWAII HOTELS CORPORATION
                               SHERATON INTERNATIONAL DE MEXICO,
                                INC.
                               SHERATON WARSAW CORPORATION
                               SHERATON MIAMI CORPORATION
                               SHERATON MIDDLE EAST MANAGEMENT
                                CORPORATION
                               SHERATON NEW YORK CORPORATION
                               SHERATON OVERSEAS TECHNICAL
                                SERVICES CORPORATION
                               SHERATON PEACHTREE CORPORATION
                               SHERATON PHOENICIAN CORPORATION
                               SHERATON SAVANNAH CORPORATION
                               ST. REGIS SHERATON CORPORATION
                               WORLDWIDE FRANCHISE SYSTEMS, INC.
                               SHERATON VERMONT CORPORATION,
                                each as Additional Subsidiary Guarantor


                                By: /s/Jeff S. Drew
                                    ---------------------------------------
                                Name:  Jeff S. Drew
                                Title: Vice President & Assistant Treasurer

                               SHERATON INTERNATIONAL, INC.,
                                as an Additional Subsidiary Guarantor


                                By: /s/Jeff S. Drew
                                    ------------------------------------
                                Name:  Jeff S. Drew
                                Title: Senior Vice President & Treasurer

                               SHERATON MANAGEMENT, LLC,
                                (f/k/a Sheraton Management Corporation), a Delaware limited liability company, as an Additional Subsidiary Guarantor

                                By: Sheraton International, Inc.,
                                    a Delaware corporation, its sole
                                    member


                                    By: /s/Jeff S. Drew
                                        ------------------------------------
                                    Name:  Jeff S. Drew
                                    Title: Senior Vice President & Treasurer


                               SHERATON OVERSEAS MANAGEMENT
                                CORPORATION,
                                as an Additional Subsidiary Guarantor

                                By: /s/Jeff S. Drew
                                    --------------------------------
                                Name:  Jeff S. Drew
                                Title: Vice President & Treasurer


                               HUDSON SHERATON CORPORATION LLC,
                                a Delaware limited liability company,
                                as an Additional Subsidiary Guarantor

                                By: The Sheraton Corporation,
                                    (f/k/a ITT Sheraton Corporation),
                                    its managing member


                                    By: /s/Jeff S. Drew
                                        ----------------------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President, CFO & Treasurer

                               ITT MSG, INC.
                               W&S DENVER CORP.
                               W&S REALTY CORPORATION OF
                                DELAWARE
                               BENJAMIN FRANKLIN HOTEL, INC.
                               LAUDERDALE HOTEL COMPANY
                               WESTIN BAY HOTEL COMPANY
                               CINCINNATI PLAZA COMPANY
                               SOUTH COAST WESTIN HOTEL COMPANY
                               TOWNHOUSE MANAGEMENT INC.
                               WVC RANCHO MIRAGE, INC.
                               WESTIN ASSET MANAGEMENT COMPANY
                               W&S ATLANTA CORP.,
                                each as an Additional Subsidiary Guarantor


                                By: /s/Jeff S. Drew
                                    ---------------------------------------
                                Name:  Jeff S. Drew
                                Title: Vice President & Assistant Treasurer


                               SEATTLE WESTIN HOTEL COMPANY,
                                a Washington general partnership,
                                as an Additional Subsidiary Guarantor

                                By: Benjamin Franklin Hotel, Inc.,
                                    its general partner


                                    By: /s/Jeff S. Drew
                                        ------------------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President & Assistant
                                           Treasurer

                                By: W&S Realty Corporation of Delaware,
                                    its general partner


                                    By: /s/Jeff S. Drew
                                        ------------------------------
                                    Name:  Jeff S. Drew
                                    Title: Vice President & Assistant
                                           Treasurer

                               WESTIN PREMIER, INC.,
                               WESTIN VACATION MANAGEMENT
                                CORPORATION,
                               STARWOOD VACATION EXCHANGE
                                COMPANY, (f/k/a Westin Vacation Exchange
                                Company),
                                each as an Additional Subsidiary Guarantor

                                By: Starwood Hotels & Resorts Worldwide, Inc.,
                                    a Maryland corporation,
                                    the sole stockholder of each of the above
                                    listed entities


                                    By: /s/Jeff S. Drew
                                        ------------------------------------
                                    Name:  Jeff S. Drew
                                    Title: Senior Vice President & Treasurer


                               W&S LAUDERDALE CORP.
                               W&S SEATTLE CORP.,
                                each as an Additional Subsidiary Guarantor

                                By: SLT Realty Limited Partnership,
                                    a Delaware limited partnership, the sole
                                    stockholder of each of the above listed
                                    entities

                                    By: Starwood Hotels & Resorts,
                                        a Maryland real estate investment
                                        trust, its general partner


                                        By: /s/Jeff S. Drew
                                            ---------------------------------
                                            Name:  Jeff S. Drew
                                            Title: Vice President & Treasurer

                               DATA MARKETING ASSOCIATES EAST, INC.
                               STARWOOD VACATION SERVICES, INC..
                                (f/k/a Vacation Marketing Services, Inc.)
                               VACATION TITLE SERVICES, INC. VACATIONWORKS, INC. VCH COMMUNICATIONS, INC.
                               VCH CONSULTING, INC.
                               VCH PORTFOLIO SERVICES, INC.
                               VCH SALES, INC.
                               VCH SYSTEMS, INC.
                                each as an Additional Subsidiary Guarantor

                                By: STARWOOD VACATION OWNERSHIP,
                                    INC., (f/k/a Vistana, Inc.), as the sole
                                    stockholder of each of the above
                                    listed entities

                                    By: /s/Jared T. Finkelstein
                                        --------------------------------
                                    Name:  Jared T. Finkelstein
                                    Title: Assistant Secretary


                               SVO TRADEMARK, INC.
                               SVO VISTANA VILLAGES, INC.,
                                 (f/k/a VDI2, Inc.)
                               VISTANA ACCEPTANCE CORP.
                               VISTANA CAVE CREEK, INC.
                               VISTANA DEVELOPMENT, INC.,
                                (d/b/a Vistana Development, Ltd.)
                                each as an Additional Subsidiary Guarantor

                                By: STARWOOD VACATION OWNERSHIP,
                                    INC., (f/k/a Vistana, Inc.), as the sole
                                    stockholder of each of the above
                                    listed entities


                                    By: /s/Jared T. Finkelstein
                                        ---------------------------------
                                    Name:  Jared T. Finkelstein
                                    Title: Assistant Secretary

                               SVO EAST, INC.,
                                (f/k/a Vistana East, Inc.)
                               SVO INTERNATIONAL, INC.,
                                (f/k/a Vistana International, Inc.)
                               SVO MANAGEMENT, INC.,
                                (f/k/a Vistana Management, Inc. and d/b/a
                                 Vistana Management, Ltd.)
                               SVO MB MANAGEMENT, INC.,
                                (f/k/a Vistana MB Management, Inc.)
                               VISTANA NJ, INC.
                               VISTANA OP INVESTMENT, INC.
                               VISTANA PSL, INC.
                               VISTANA SCOTTSDALE MANAGEMENT,
                                INC.,
                               SVO WEST, INC.,
                                (f/k/a Vistana West, Inc.)
                               POINTS OF COLORADO, INC.
                               SVO PACIFIC, INC.
                                (f/k/a Vistana Pacific, Inc.)
                               WESTIN SVO ARIZONA, INC.
                               SVO CALIFORNIA, INC.
                               SVO CALIFORNIA MANAGEMENT, INC.,
                                each as an Additional Subsidiary Guarantor

                                By: STARWOOD VACATION OWNERSHIP,
                                    INC., (f/k/a Vistana, Inc.), as the sole
                                    stockholder of each of the above
                                    listed entities


                                    By: /s/Jared T. Finkelstein
                                        -------------------------------
                                    Name:  Jared T. Finkelstein
                                    Title: Assistant Secretary

                               P.O.C. REALTY, INC.
                               STARWOOD VACATION OWNERSHIP,
                                INC., (f/k/a Vistana, Inc.),
                                each as an Additional Subsidiary Guarantor


                                By: /s/Jared T. Finkelstein
                                    --------------------------------------
                                Name:  Jared T. Finkelstein
                                Title: Assistant Secretary


                               SUCCESS OF ARIZONA, L.L.C.,
                                an Arizona limited liability company
                               SUCCESS OF COLORADO, L.L.C.,
                                a Nevada limited liability company,
                               FIESTA VACATIONS, L.L.C.,
                                an Arizona limited liability company,
                                each as an Additional Subsidiary Guarantor


                                By: SVO West, Inc. (f/k/a Vistana West, Inc.),
                                    its Manager

                                    By: /s/Jared T.Finkelstein
                                        -------------------------------
                                    Name:  Jared T.Finkelstein
                                    Title: Assistant Secretary

                               SUCCESS DEVELOPMENTS, L.L.C.,
                                an Arizona limited liability company,
                                as an Additional Subsidiary Guarantor

                                By: Points of Colorado, Inc.,
                                      its Manager

                                      By: /s/Jared T. Finkelstein
                                        -------------------------------
                                      Name:  Jared T. Finkelstein
                                      Title: Assistant Secretary

                               SUCCESS OF COLORADO REALTY, L.L.C.,
                                a Nevada limited liability company,
                                as an Additional Subsidiary Guarantor

                                By: Success of Colorado, L.L.C.,
                                    a Nevada limited liability company,
                                    a member

                                    By: SVO West, Inc. (f/k/a Vistana West,
                                        Inc.), a Florida corporation, its
                                        Manager


                                        By: /s/Jared T. Finkelstein
                                            -------------------------------
                                        Name:  Jared T. Finkelstein
                                        Title: Assistant Secretary

                               STARWOOD HOTELS & RESORTS,
                                as an Additional Subsidiary Guarantor


                                By: /s/Jeff S. Drew
                                    -------------------------------------
                                Name:  Jeff S. Drew
                                Title: Vice President & Treasurer


                               THE SHERATON CORPORATION
                                (f/k/a ITT Sheraton Corporation),
                                as an Additional Subsidiary Guarantor


                               By: /s/Jeff S. Drew
                                    -------------------------------------
                               Name:  Jeff S. Drew
                               Title: Vice President, CFO & Treasurer

                               VCM OAKS, INC.,
                                as an Additional Subsidiary Guarantor

                                By: STARWOOD VACATION OWNERSHIP,
                                    INC. (f/k/a Vistana, Inc.), its sole
                                    stockholder


                                    By: /s/Jared T. Finkelstein
                                    -------------------------------------
                                        Name:  Jared T. Finkstein
                                        Title: Assistant Secretary